As filed with the Securities and Exchange Commission on March 30, 2000

                                              Securities Act File No. 33-7664
                                     Investment Company Act File No. 811-4781
------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A
             REGISTRATION  STATEMENT UNDER THE SECURITIES ACT OF 1933    |X|
                              Pre-Effective Amendment No.                |_|
                             Post-Effective Amendment No.19              |X|
                                    and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|
                             Amendment No.21                             |X|
                       (Check Appropriate Box or Boxes)

                     SENTINEL PENNSYLVANIA TAX-FREE TRUST
              (Exact Name of Registrant as Specified in Charter)
                    National Life Drive
                    Montpelier, Vermont                             05604
          (Address of Principal Executive Offices)                 (Zip Code)
                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)

                                                                    Copy to:
  D. Russell Morgan, Esq.                            John A. MacKinnon, Esq.
 c/o Sentinel Group Funds, Inc.                        Brown & Wood LLP
     National Life Drive                              One World Trade Center
     Montpelier, Vermont 05604                  New York, New York 10048-0557
 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
                     |X| immediately upon filing pursuant to paragraph (b)
                     |_| on (date) pursuant to paragraph (b)
                     |_| 60 days after filing pursuant to paragraph (a)(1)
                     |_| on (date) pursuant to paragraph (a)(1)
                     |_| 75 days after filing pursuant to paragraph (a)(2)
                     |_| on (date) pursuant to paragraph (a)(2) of Rule 485.
             If appropriate, check the following box:
                     |_| this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.


         Title of securities being registered: common shares of beneficial interest, par value $.01 per share.
-----------------------------------------------------------------------------

                                 Sentinel Funds

                               P R O S P E C T U S

                              Dated March 30, 2000

Sentinel Flex Cap Opportunity Fund
Sentinel Small Company Fund
Sentinel Mid Cap Growth Fund
Sentinel World Fund
Sentinel Growth Index Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel High Yield Bond Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Pennsylvania Tax-Free Trust
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

           Sentinel Funds o National Life Drive o Montpelier, VT 05604

Table of Contents

Key Facts About the Sentinel Funds........................ 3
Details About the Funds' Investment
    Objectives, Principal Investment Strategies
    and Related Risks.....................................14
Purchase Options..........................................28
How to Buy, Sell, Exchange and Transfer Shares............37
How the Funds are Priced..................................41
Dividends, Capital Gains and Taxes........................41
Management of the Funds...................................43
Financial Highlights......................................46


For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863) Visit us online at www.sentinelfunds.com

Key Facts about the Sentinel Funds


What are the main goals and investment strategies of each of the Sentinel Funds? This prospectus contains information about the fifteen mutual funds that comprise the Sentinel Family of Funds.

In this prospectus, each Sentinel Fund is referred to individually as a "Fund". Sentinel Advisors Company is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its goals.
A brief description of each Fund follows:

Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Fund invests primarily in "growth" stocks of companies of all sizes. The Fund may borrow money to purchase additional investments. Income is not an important factor in selecting investments. [Pie Chart]


Sentinel Small Company Fund seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. [Pie Chart]

Sentinel Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks. [Pie Chart]

Sentinel World Fund seeks growth of capital, by investing in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. [Pie Chart]

Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index. [Pie Chart]

Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies. [Pie Chart]

Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds. [Pie Chart]

Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds", that have higher effective interest rates than investment grade bonds. These lower rated bonds are more speculative and more likely to default than investment grade bonds. [Pie Chart]

Sentinel Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. [Pie Chart]

Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds. [Pie Chart]

Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal income tax and New York State and City personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. [Pie Chart]

Sentinel Pennsylvania Tax-Free Trust seeks high current income exempt from federal and Pennsylvania income taxes, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. [Pie Chart]

Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. [Pie Chart]

Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in a portfolio of U.S. government bonds with a weighted average maturity of three years or less. [Pie Chart]

Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury. [Pie Chart]

What are the main risks of investing in the Funds?
Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds. More information on each Fund's risk factors is described under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks". We cannot guarantee that any of the Funds will achieve its goals.

Equity Fund Risks

     The value of all equity funds, including the the Flex Cap Opportunity Fund, the Small Company Fund, the Mid Cap Growth Fund, the World Fund, the Growth Index Fund, the Common Stock Fund, and the Balanced Fund, , may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than the stocks of larger, more established companies, because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.

     The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization growth stocks for the Growth Index Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of performing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and the Funds that focus on them (particularly the Flex Cap Opportunity Fund, the Mid Cap Growth Fund and the Growth Index Fund), also have a tendency to be more volatile than other investments. Because the Flex Cap Opportunity Fund has the flexibility to invest in companies of all sizes, there is a risk that the Fund may focus on a size category that does worse than the overall stock market.

     In the case of the Growth Index Fund, there is the risk that the Fund will not track closely the performance of the S&P 500/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.

     By tracking the composition of the S&P500/BARRA Growth Index, the Growth Index Fund may be "non-diversified" under SEC standards, if a few large companies remain large components of the index. A fund's risk grows as its holdings become less diversified.

     Since the Flex Cap Opportunity Fund has the ability to borrow money to leverage the Fund's assets, it is subject to the additional risk that the cost of borrowing will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. An investment in the Flex Cap Opportunity Fund is best suited for investors who seek long-term capital growth and can tolerate substantial fluctuations in their investment's value. Compared with the other Sentinel Funds, the Flex Cap Opportunity Fund is likely to have the greatest price volatility, and may subject you to the highest risk of loss of your investment.

         Because the World Fund invests mainly in foreign countries, it is subject to additional risks. The World Fund's foreign stock investments may go up or down in value depending on the rise or fall of foreign stock markets, fluctuations in foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities. The World Fund may invest up to 15% of its total assets in emerging markets, where the above risks may be greater. If the value of the stocks held by the World Fund goes down, you may lose money.

Fixed Income Fund Risks

     The High Yield, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds, and the bond portion of the Balanced Fund, primarily invest in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls, you could lose money.

         U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. As a result, the Short Maturity Government Fund is subject to the least risk of the fixed-income Funds, since it invests mainly in U.S. government securities with relatively shorter maturities. However, the value of the shares of the Short Maturity Government Fund will fluctuate, and you could lose money in this Fund. The Government Securities Fund also faces very little credit quality risk, but since it invests in longer term securities, it faces more interest rate risk than the Short Maturity Government Fund. Both of these Funds, as well as the Bond Fund and the bond portion of the Balanced Fund, also invest in mortgage-backed securities, which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent these Funds invest in mortgage-backed securities, they also are subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate.

         In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.

         The bonds in which the High Yield, Bond, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund invest are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than, for example, the lower rated securities in which the High Yield Fund invests. While any corporate or municipal security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or that the security may be downgraded.

         The High Yield Fund involves significantly more risk than the other fixed-income Funds, since it primarily invests in lower rated bonds while the other Funds primarily invest in higher quality bonds. In addition to greater default risk, lower rated bond values may experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.

         Because the New York and Pennsylvania Funds invest only in bonds of issuers in a single state, these Funds are more susceptible to the risk factors affecting municipal issuers in those states than funds which are more diversified geographically. These Funds are more sensitive to changes in the economic condition and governmental policies of their respective states. For example, the economic condition of a single significant industry within one of these states may impact municipal issuers in that state or that state's revenues.


Money Market Fund

     The Money Market Fund invests primarily in short-term securities issued directly by the U.S. Treasury. It may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in U.S. government securities. Repurchase agreements may subject the Fund to risk of loss if the other party to the repurchase agreement defaults on its obligation, and the proceeds from the sale of the U.S. Treasury securities held as collateral turn out to be less than the repurchase price stated in the agreement. The Fund is designed to maintain a stable net asset value and declare daily dividends. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Risk/Return Bar Charts

The bar charts below and tables shown on page__ provide indications of the risks of investing in each Fund. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years. No bar chart is provided for the Growth Index Fund or for the Flex Cap Opportunity Fund because the registration statements for those Funds became effective on September 15, 1999 and February 29 , 2000, respectively.

Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. . How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Sentinel Small Company
Inception:  1993

[Risk Return Bar Chart]

During the 6 year period shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 18.3% (quarter ended December, 1998) and the lowest return for a quarter was (15.3)% (quarter ended September, 1998).

Sentinel Mid Cap Growth
Inception:  1969

[Risk Return Bar Chart]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 29.5% (quarter ended December, 1999) and the lowest return for a quarter was (14.7)% (quarter ended September, 1990).


Sentinel World
Inception:  1993

[Risk Return Bar Chart]

During the 6 year period shown in the above bar chart, the highest return for a quarter for the World Fund was 16.9% (quarter ended December, 1999) and the lowest return for a quarter was (14.9)% (quarter ended September, 1998).


Sentinel Common Stock
Inception:  1934

[Risk Return Bar Chart]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.5% (quarter ended December, 1998) and the lowest return for a quarter was (11.7)% (quarter ended September, 1998).


Sentinel Balanced
Inception:  1938

[Risk Return Bar Chart]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.9% (quarter ended December, 1998) and the lowest return for a quarter was (6.5)% (quarter ended September, 1990).


Sentinel High Yield Bond
Inception:  1997

[Risk Return Bar Chart]

During the 2 year period shown in the above bar chart, the highest return for a quarter for the High Yield Fund was 5.1% (quarter ended March, 1998) and the lowest return for a quarter was (6.6)% (quarter ended September, 1998).


Sentinel Bond
Inception:  1969

[Risk Return Bar Chart]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Bond Fund was 6.9% (quarter ended June, 1995, ) and the lowest return for a quarter was (3.8)% (quarter ended March, 1994).


Sentinel Tax-Free Income
Inception:  1990

[Risk Return Bar Chart]

During the 9 year period shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 6.2% (quarter ended September, 1995) and the lowest return for a quarter was (4.9)% (quarter ended March, 1994).

Sentinel New York Tax-Free
Inception:  1995

[Risk Return Bar Chart]

During the 4 year period shown in the above bar chart, the highest return for a quarter for the New York Tax-Free Income Fund was 4.1% (quarter ended June,
1997) and the lowest return for a quarter was (2.5)% (quarter ended June, 1999).


Sentinel Pennsylvania Tax-Free
Inception:  1986

[Risk Return Bar Chart]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.0% (quarter ended March, 1995) and the lowest return for a quarter was (4.3)% (quarter ended March, 1994).


Sentinel Government Securities
Inception:  1986

[Risk Return Bar Chart]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.7% (quarter ended June, 1995) and the lowest return for a quarter was (3.6)% (quarter ended March, 1994).


Sentinel Short Maturity Government
 Inception:  1995

[Risk Return Bar Chart]

During the 4 year period shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 2.5% (quarter ended June,
1997) and the lowest return for a quarter was (0.01)% (quarter ended March,
1996)


Sentinel U.S. Treasury
Money Market
Inception:  1993

[Risk Return Bar Chart]

During the 6 year period shown in the above bar chart, the highest return for a quarter for the US Treasury Money Market Fund was 1.3% (quarter ended December,
1995) and the lowest return for a quarter was 0.6% (quarter ended March, 1994).



Average Annual Total Return Tables


The tables below show the average annual total returns that were achieved by each class of shares of each Fund for the year ended December 31, 1999, the 5 years ended December 31, 1999, and the 10 years ended December 31, 1999, unless the Fund or class of shares did not exist for a full time period (in that case, average annual total returns since inception are shown). All returns include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. An appropriate broad-based securities market index is also included for each Fund. No information is provided for the Growth Index Fund because it began operations on September 10, 1999, or for the Flex Cap Opportunity Fund, because it began operations on February , 2000.


----------------------------------------------------------------------------- ------------------ -------------- ------------------
                                                                                    Past             Past        Past 10 Years/
                                                                                  One Year          5 Years      Since Inception
----------------------------------------------------------------------------- ------------------ -------------- ------------------
----------------------------------------------------------------------------- ------------------ -------------- ------------------
Small Company Fund Class A                                                          9.35             14.15           11.98(1)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Russell 2000 Index                                                                  21.36            15.05           14.40
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Small Company Fund Class B                                                          10.08                            12.43(2)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Russell 2000 Index                                                                  21.36                            13.51
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Mid Cap Growth Fund Class A                                                         31.39            24.50           14.41
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P 500 Index                                                                       21.06            28.55           18.20
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Mid Cap Growth Fund Class B                                                         32.73                            27.99(3)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P Index500                                                                        21.06                            27.34
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Mid Cap Growth Fund Class C*
----------------------------------------------------------------------------- ------------------ -------------- ------------------

World Fund Class A                                                                  20.96            14.22           15.10(1)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Morgan StanleyInternational "EAFE" (Europe, Australia, Far East) Index              26.96            12.83           14.59
----------------------------------------------------------------------------- ------------------ -------------- ------------------

World Fund Class B                                                                  22.21                            14.18(2)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Morgan StanleyInternational "EAFE" (Europe, Australia, Far East) Index              26.96                            13.33
----------------------------------------------------------------------------- ------------------ -------------- ------------------

World Fund Class C                                                                  25.94                            10.65(8)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Morgan StanleyInternational "EAFE" (Europe, Australia, Far East) Index              26.96                            15.48
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Common Stock Fund Class A                                                          (2.04)            18.33           12.92
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P 500 Index                                                                       21.06            28.55           18.20
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Common Stock Fund Class B                                                          (1.72)                            13.48(2)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P 500 Index                                                                       21.06                            27.45
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Common Stock Fund Class C                                                           1.18                              1.67(8)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P 500 Index                                                                       21.06                            20.29
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Balanced Fund Class A                                                              (4.57)            12.57            9.81
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Aggregate Bond Index                                                        (0.82)            7.73             7.70
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P 500 Index                                                                       21.06            28.55           18.20
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Balanced Fund Class B                                                              (4.31)                             9.00(2)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Aggregate Bond Index                                                        (0.82)                             2.64
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P 500 Index                                                                       21.06                            27.45
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Balanced Fund Class C                                                              (1.69)                             0.72(8)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Aggregate Bond Index                                                        (0.82)                             3.32
----------------------------------------------------------------------------- ------------------ -------------- ------------------

S&P 500 Index                                                                       21.06                            20.29
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Balanced Fund Class D*
----------------------------------------------------------------------------- ------------------ -------------- ------------------

High Yield Bond Fund Class A                                                        0.71                              4.23(4)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman High Yield Index                                                             2.39                              4.31
----------------------------------------------------------------------------- ------------------ -------------- ------------------

                                                                                    Past             Past        Past 10 Years/
                                                                                  One Year          5 Years      Since Inception
                                                                              ------------------ -------------- ------------------

High Yield Bond Fund Class B                                                        0.41                              4.08(4)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman High Yield Index                                                             2.39                              4.31
----------------------------------------------------------------------------- ------------------ -------------- ------------------

High Yield Bond Fund Class C                                                        2.72                            (1.34)(8)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman High Yield Index                                                             2.39                              0.31
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Bond Fund Class A                                                                  (6.58)            5.91             6.85
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Aggregate Bond Index                                                        (0.82)            7.43             7.70
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Bond Fund Class B                                                                  (7.56)                             2.64(2)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Aggregate Bond Index                                                        (0.82)                             6.07
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Tax-Free Income Fund Class A                                                       (7.66)            4.78             5.94(5)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Municipal Bond Index                                                        (2.06)            6.91             7.14
----------------------------------------------------------------------------- ------------------ -------------- ------------------

New York Fund Class A                                                              (8.51)                             4.10(6)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Municipal Bond Index                                                        (2.06)                             5.74
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Pennsylvania Fund Class A                                                          (8.03)            4.35             5.13
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Municipal Bond Index                                                        (2.06)            6.91             6.89
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Government Securities Fund Class A                                                 (7.32)            5.78             6.65
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman Government Bond Index                                                       (2.23)            7.44             7.48
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Short Maturity Government Fund Class A                                              1.98                              5.63(7)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lehman 1-3 Yr. Gov't Bond Index                                                     2.97                              6.05
----------------------------------------------------------------------------- ------------------ -------------- ------------------

U.S. Treasury Money Market Fund Class A                                             4.14             4.60             4.00(1)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

U.S. Treasury Money Market Fund Class B                                             3.90                              4.40(2)
----------------------------------------------------------------------------- ------------------ -------------- ------------------

Lipper US Treasury Money Market Funds                                               4.23             4.75             5.25
----------------------------------------------------------------------------- ------------------ -------------- ------------------

*No information is provided for the Class C shares of the Mid Cap Growth Fund, or the Class D shares of the Balanced Fund because those classes began operations less than one year prior to December 31, 1999.


1 From inception on March 1, 1993
2 From inception on April 1, 1996
3 From inception on January 12, 1998
4 From inception on June 23, 1997
5 From inception on October 1, 1990
6 From inception on March 27, 1995
7 From inception on March 24, 1995
8 From inception on May 4, 1998

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment):

Class A Shares (available for all Funds):

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) -
       Flex Cap Opportunity, Small Company, Mid Cap Growth, World ,
       Common Stock and Balanced Funds........................5.00% maximum
       High Yield, Tax-Free Income, New York,
       Pennsylvania and Government Securities Funds...........4.00% maximum
       Growth Index Fund .....................................2.50% maximum
       Short Maturity Government Fund.........................1.00% maximum
       Money Market Fund......................................None
Maximum Deferred Sales Charge (Load)..........................None1
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends.......................................None
Redemption Fees...............................................None\1
Exchange Fees.................................................None\2

1 If you redeem by wire transfer, we assess a wire charge of $25.00. In addition, you pay a deferred sales charge of up to 1% on certain redemptions of Class A shares made within two years of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

2 If you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, and you did not acquire the Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

Class B Shares

(available for the Flex Cap Opportunity, Small Company, Mid Cap Growth,
World, Growth Index, Common Stock, Balanced, High Yield, Bond and Money Market Funds):

Maximum Sales Charge (Load) Imposed on Purchases.............None
Maximum Deferred Sales Charge (Load) (as a percentage of
  the lower of the purchase price or net asset value of shares being redeemed) All except Growth Index Fund.....................4.00% maximum\3
  Growth Index Fund..........................................2.50% maximum\4
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends......................................None
Exchange Fees................................................None

3 The maximum deferred sales charge is imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the deferred sales charge declines.

4 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

Class C Shares

(available for the Flex Cap Opportunity, Mid Cap Growth, World, Grwoth Index, Common Stock, Balanced and High Yield Funds):

Maximum Sales Charge (Load)
Imposed on Purchases.......................................None
Maximum Deferred Sales Charge (Load) (as a percentage of
the lower of the purchase price or net asset value of shares being redeemed)..........................................1.00% for one year after purchase
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends....................................None
Exchange Fees..............................................None

Class D Shares
(available for the Balanced Fund only)

Maximum Sales Charge (Load)
Imposed on Purchases..........................................None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or net asset value of shares being redeemed)
 ..............................................................6.00% maximum(5)

Maximum Sales Charge (Load) Imposed
on Reinvested Dividends.......................................None
Exchange Fees.................................................None

5 The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Class A:

                                                                                                High
                            Flex Cap   Small    Mid Cap           Growth   Common              Yield
                         Opportunity   Company  Growth  World     Index    Stock    Balanced    Bond      Bond
                         -----------   -------  ------  -----    ------    -----    --------    ------   -----

Management Fees              0.90%     0.61%    0.61%   0.61%     0.30%     0.55%    0.61%       0.75%   0.53%
Rule 12b-1 Fees
(includes service fee and    0.30      0.30     0.30    0.30      0.11      0.30     0.30        0.20    0.20
     distribution fee)
Other Expenses:
 Accounting and
   Administrative Costs      0.03(a)   0.03     0.03    0.03      0.03      0.03     0.03        0.03    0.03
 Other                       0.22(a)   0.37     0.28    0.31      0.67      0.12     0.18        0.24    0.18
                             ----      ----     ----    ----      ----      ----     ----        ----    ----
Total Other Expenses         0.25(a)   0.40%    0.31%   0.34%     0.70%     0.15%    0.21        0.27%   0.21%

Total Fund Operating
    Expense                  1.45%     1.31%    1.22%   1.25%   1.11%(b)    1.00%    1.12%      1.22%    0.94%(b)
                             ====      ====     ====    ====    ====        ====     ====       ====     ====

                                                                                          Short
                                    Tax-Free      New York     Penna.     Government      Maturity        Money
                                    Income        Tax-Free     Tax-Free   Securities      Government      Market
                                    -------      ---------     --------   ----------     -----------     --------

Management Fees                     0.53%         0.53%        0.55%      0.53%           0.53%           0.40%
Rule 12b-1 Fees
   (includes service fee and
   distribution fee)                0.20          0.20         0.20       0.20            0.35            None
Other Expenses:
   Accounting and
     Administrative Costs           0.03          0.03         0.04(c)    0.03            0.03            0.03
   Other                            0.15          0.20         0.26       0.22            0.20            0.20
                                    ----          ----         ----       ----            ----            ----
Total Other Expenses                0.18          0.23         0.30(c)    0.25            0.23            0.30

Total Fund Operating Expense        0.91%(b)      0.96%(b)     1.05%(c)   0.98%(b)        1.11%(b)        0.70%
                                    ====          ====         ====       ====            ====            =====


Class B:                                                                                         High
                          Flex Cap     Small   Mid Cap           Growth    Common                Yield            Money
                        Opportunity   Company  Growth   World    Index     Stock   Balanced       Bond   Bond     Market
                        -----------   -------  ------   ------   ------    ------  --------    -------  -----     ------

Management Fees              0.90%     0.61%    0.61%   0.61%     0.30%     0.55%    0.61%       0.75%   0.53%    0.40%
Rule 12b-1 Fees
(includes service fee and    1.00      1.00     1.00    1.00      0.75      1.00     1.00        0.68    1.00      None
     distribution fee)
Other Expenses:
 Accounting and
   Administrative Costs      0.03      0.03     0.03    0.03      0.03      0.03     0.03        0.03    0.03      0.03
 Other                       0.22      0.64     0.65    0.52      0.58      0.23     0.23        0.20    0.25      0.50
                             ----      ----     ----    ----      ----      ----     ----        ----    ----      ----
Total Other Expenses         0.25      0.67%    0.68%   0.55%     0.61%     0.26%    0.26        0.23%   0.28%    0.53%

Total Fund Operating
    Expense                  2.15%     2.28%    2.29%   2.16%   1.66%(b)    1.81%    1.87%      1.66%    1.81%(b)  0.93%
                                                                ====        ====     ====       ====     ====      =====

Class C:

                                                                                                                   High
                                    Flex Cap      Mid Cap                  Growth       Common                     Yield
                                    Opportunity    Growth      World       Index        Stock        Balanced      Bond
                                    ----------   --------    --------    ---------    --------     ----------   ----------

Management Fees                     0.90%         0.61%        0.61%       0.30%        0.55%        0.61%         0.75%
Rule 12b-1 Fees
   (includes service fee and
   distribution fee)                1.00          1.00         1.00        1.00         1.00         1.00          1.00
Other Expenses:
   Accounting and
     Administrative Costs           0.03          0.03         0.03        0.03         0.03         0.03          0.03
   Other                            0.22          0.65         0.65        0.58         0.32         0.61          0.64
                                    ----          ----         ----        ----         ----         ----          ----
Total Other Expenses                0.25          0.68         0.68        0.61         0.35         0.64          0.67

Total Fund Operating Expense        2.15%         2.29%        2.29%       1.91%(b)     1.90%        2.25%         2.42%
                                    ====          ====                                  ====         ====          ====

Class D:
                                    Balanced
                                    --------
Management Fees                     0.61%
Rule 12b-1 Fees
   (includes service fee and
   distribution fee)                0.75
Other Expenses:
   Accounting and
     Administrative Costs           0.03
   Other                            0.69
                                    ----
Total Other Expenses                0.72

Total Fund Operating Expense        2.08%
                                    =====

(a) Based on estimated amoutns for the current fiscal year
(b  Current Expense Ratios
    The above expense ratios do not reflect waivers or reimbursements of expenses by Sentinel Advisors.

Currently Sentinel Advisors voluntarily waives or reimburses expenses of the Funds shown below to the extent necessary to cap expense ratios at the amounts shown. These waivers or reimbursements will continue at least until November 30, 2000.

Growth Index Fund Class A shares................0.65%
Bond Fund Class A shares........................0.75%
Tax-Free Income Fund Class A shares.............0.77%
New York Fund Class A shares....................0.00%
Pennsylvania Fund Class A share.................0.76%
Government Securities Fund Class A shares.......0.84%
Short Maturity Government Fund Class A shares...0.75%

Because the Growth Index and Bond Funds also have Class B shares, and the Growth Index Fund has Class C shares, the waiver of advisory fees of the Growth Index and Bond Funds also benefits the Class B shares of the Growth Index and Bond Funds, and the Class C shares of the Growth Index Fund. The Class B shares of the Growth Index and Bond Funds, and the Class C shares of the Growth Index Fund, will experience the same reduced effective advisory fee rate as the Class A shares of the Growth Index and Bond Funds. In the case of the Growth Index Fund, Sentinel Advisors currently intends to continue this arrangement indefinitely. In the case of the other Funds (except the New Y ork Fund), Sentinel Advisors intends to reset these expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of the Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 2000.

(c) For the Pennsylvania Fund, actual 1999 expenses have been adjusted to reflect a reduction in the Fund's fund accounting and financial administration fee effective December 1, 1999.

Examples:

     These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

     Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect any of the waivers or reimbursements that limit expense ratios to the levels shown in footnote (a) on page __.

Class A:          1 year   3 years  5 years 10 years

Flex Cap Opp.       640       936    --        --
Small Company       627       894    1182     2000
Mid Cap Growth      618       868    1137     1903
World               621       877    1152     1936
Growth Index        361       600     --        --
Common Stock        597       802    1025     1663
Balanced            608       838    1086     1795
High Yield          519       772    1044     1818
Bond                492       688     899     1509
Tax-Free Income     489       679     884     1475
NY Tax-Free         494       694     910     1531
PA Tax-Free         529       802    1095     1927
Gov't Sec.          496       700     920     1553
Short Mat. Gov't.   212       449     705     1438
Money Market          72      224     390      871


Class B (if you redeem at the end of the period):

                  1 year    3 years 5 years 10 years

Flex Cap Opp.       618       973    --         --
Small Company       631      1012    1420     2147
Mid Cap Growth      632      1015    1425     2108
World               619       976    1359     2049
Growth Index        419       723     --        --
Common Stock        584       869    1180     1718
Balanced            590       888    1211     1815
High Yield          569       823    1102     1742
Bond                584       869    1180     1687
Money Market         495      596      715    1018


Class B (if you do not redeem):

                  1 year  3 years   5 years 10 years

Flex Cap Opp.        218      673    --         --
Small Company        231      712    1220     2147
Mid Cap Growth       232      715    1225     2108
World                219      676    1159     2049
Growth Index         169      523     --        --
Common Stock         184      569     980    1718
Balanced             190      588    1011    1815
High Yield           169      523     902    1742
Bond                 184      569     980    1687
Money Market           95     296     515    1018

Class C: (if you redeem at the end of the period):

                  1 year  3 years 5 years 10 years

Flex Cap Opp.       318       673    --         --
Mid Cap Growth      332       715    1225     2626
World               332       715    1225     2626
Growth Index        294       600     --        --
Common Stock        293       597    1026     2222
Balanced            328       703    1205     2585
High Yield          345       755    1291     2756

Class C (if you do not redeem):

                  1 year  3 years5 years  10 years

Flex Cap Opp.       218       673     --        --
Mid Cap Growth      232       715    1225     2626
World               232       715    1225     2626
Growth Index        194       600     --        --
Common Stock        193       597    1026     2222
Balanced            228       703    1205     2585
High Yield          245       755    1291     2756

Class D: (if you redeem at the end of the period):

                  1 year  3 years5 years  10 years

Balanced          $ 811   $1152  $ 1619   $1938

Class D: (if you do not redeem):

                  1 year  3 years5 years 10 years

Balanced          $ 211  $ 652   $1119    $ 1938

Details About the Funds' Investment Objectives,
Principal Investment Strategies, and Related Risks

Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described in this section. A general discussion of the Funds' investment policies and associated risks follows. All of the Funds other than the Growth Index, New York and Pennsylvania Funds, are "diversified" funds as defined in the Investment Company Act.

The Flex Cap Opportunity Fund invests in growth stocks of companies of all sizes.

     The Flex Cap Opportunity Fund seeks long-term capital appreciation. The Fund will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or the over-the-counter market. The Fund invests primarily in "growth" stocks. The Fund's subadvisor, Fred Alger Management, Inc. ("Alger"), believes that these companies tend to fall into one of two categories:

o High Unit Volume Growth

     Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms that offer new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change

         Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger or acquisition.

         The Fund invests in companies of all sizes. The Fund can leverage its assets, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, this subjects the Fund to the risk that the cost of borrowing money to leverage its assets may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. However, the Fund is not required to use leverage and there is no assurance that the Fund will use leverage.

         Although the Fund does not intend to concentrate in any one industry, the companies which satisfy Alger's investment criteria may be focused in certain broad sectors, such as technology. This may increase the volatility of the Fund's share price.

         The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

         The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Alger believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective.

         The Flex Cap Opportunity Fund may invest up to 15% of its net assets in illiquid securities and invest in portfolio depositary receipts up to 5% of its total assets.


The Small Company Fund invests in stocks of small and medium-sized companies

     The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The Fund invests at least 65% of its assets in stocks of small companies, which have market capitalizations of less than $2 billion. The median market capitalization of the Fund's holdings is currently less than $1 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.

     The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.

The Mid Cap Growth Fund invests in stocks of mid-sized companies

     The Mid Cap Growth Fund seeks growth of capital by focusing its investments on common stocks of mid-sized growing companies. Sentinel Advisors tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund will invest at least 65% of its assets in stocks whose market capitalizations are within the range of the stocks comprising the Standard & Poor's 400 Midcap index. Income is not a factor in selecting investments.

     Sentinel Advisors emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is possible that the Fund's turnover rate may exceed 100% annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions, and may reduce returns. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.

The World Fund invests in stocks of non-U.S. companies

     The World Fund seeks growth of capital by investing mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") manages the World Fund under a sub-advisory arrangement. The World Fund will normally spread its assets over many different countries, and will normally not concentrate its investments in any one country. The Fund generally will not invest more than 25% of its assets in any one country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so.

     The Fund focuses its investments on developed foreign countries, but may invest up to 15% of its total assets in emerging markets. It normally will have substantial investments in European countries. See page for a discussion of the European Economic and Monetary Union.

     Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

     The majority of the Fund's trading of stocks occur on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

     You should note that investing in foreign stocks involves some risks which normally are not associated with investing in U.S. securities, including those described on page .

The Growth Index Fund invests in stocks comprising the S&P500/BARRA Growth Index

     The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index. The S&P 500/BARRA Growth Index includes those stocks of the S&P 500 Index with higher than average price to book value ratios. The S&P 500 is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.

     The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

     The Growth Index Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

     The Growth Index Fund invests broadly in the stocks of those large numbers of companies included in the S&P 500/BARRA Growth Index. However, if the S&P 500/BARRA Growth Index is concentrated in a handful of very large companies, the Fund will be required to invest a substantial portion of its assets in those few companies in order to track the index. Due to the recent, rapid appreciation of certain stocks, beginning in late January 2000 the Growth Index Fund's top four holdings (Microsoft, General Electric, Cisco Systems and Intel), represented more than 25% of its total assets, consistent with the composition of the S&P 500/BARRA Growth Index. By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may be "nondiversified" under SEC standards, although it continues to hold more than 100 stock positions. A fund's risk grows as its holdings become less diversified. This is because the poor performance of just a few stocks can cause a large decline in the price of a less-diversified fund.

     The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund generally holds the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks". The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks", from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.

     It is anticipated that the Growth Index Fund will have relatively small portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P/BARRA Growth Index.


The Common Stock Fund invests in common stocks of well-established companies

     The Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. Sentinel Advisors tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.


The Balanced Fund invests in a combination of stocks and bonds

     The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those in the Common Stock Fund and in investment grade bonds similar to those in the Bond Fund, with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel Advisors will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.


The High Yield Bond Fund invests in lower rated corporate bonds

     The High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds". The High Yield Fund is managed by a sub-advisor, Evergreen Investment Management Company. The High Yield Fund normally invests at least 80% of its total assets in lower rated bonds. These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Evergreen to be of comparable credit quality. The High Yield Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Fund's assets are invested in a single industry and no more than 5% of its assets in a single issuer. Lower rated debt securities and their associated risks are described in more detail on page __.

     The High Yield Fund also may invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings but also, under certain circumstances, to seek capital appreciation. The Fund also may invest in bonds convertible into common stock.

     The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Evergreen, will not own more than 20% of the outstanding debt securities of any issuer.

     The High Yield Fund may invest up to 15% of its net assets in illiquid securities.

     The High Yield Fund may invest in corporate loans made by banks or other financial institutions. The Fund may not be readily able to resell some of these corporate loans and they may be subject to restrictions on resale. If so, they would be subject to the Fund's limitation on illiquid securities. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. The High Yield Fund will invest in a corporate loan only if, in Evergreen's judgment, the borrower is capable of repaying the loan. However, Evergreen does not have any set minimum credit rating criteria regarding these borrowers. Evergreen will monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, but there can be no assurance that Evergreen will recognize factors that might ultimately impair the value of a corporate loan in time to protect the High Yield Fund from loss.

     The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. You should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including those described on page __ and __.

     The High Yield Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes only, buy or sell derivative securities contracts. The total market value of any of these derivatives contracts at the time a position is taken will not exceed 5% of the High Yield Fund's net assets.

The Bond Fund invests in investment grade bonds

     The Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities. At least 80% of the Fund's assets will normally be invested in the following types of bonds:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;

2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in the section on the Government Securities Fund on page __;

3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and

4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel Advisors believes have investment qualities comparable to investment grade corporate securities.

     The remainder of the Fund's assets may be invested in other fixed income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.

     The Fund will invest no more than 20% of its total assets in lower quality bonds. These bonds are described in more detail in the discussion of the High Yield Fund. The risks inherent in these lower rated bonds are discussed on page
__.

     The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, Sentinel Advisors classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.


The Tax-Free Income Fund invests in investment grade municipal bonds

     The Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, is exempt from federal income tax. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.

     Normally at least 80% of the total assets of the Tax-Free Income Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated municipal bonds.

The New York Fund invests in investment grade municipal bonds of New York issuers

     The New York Tax-Free Fund seeks high current interest income exempt from federal and New York State and City personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from federal income tax and New York State and City personal income tax. Normally these bonds will have remaining maturities of more than one year at the time of investment.

     The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds. Normally, at least 80% of the total assets of the New York Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The New York Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in lower rated New York municipal bonds.

The Pennsylvania Fund invests in investment grade municipal bonds of Pennsylvania issuers

     The Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from federal income tax and Pennsylvania personal income tax.

     The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel Advisors.

     At least 75% of the Pennsylvania Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, bonds that, in the opinion of Sentinel Advisors, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Pennsylvania Fund cannot invest in "junk" municipal obligations.

     If Sentinel Advisors anticipates a rise in interest rates, the Pennsylvania Fund may temporarily invest up to 20% of its total assets in securities other than Pennsylvania municipal bonds and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's.

     Temporary defensive investments may prevent the Pennsylvania Fund from achieving its investment objective.

The Government Securities Fund  invests  in U.S. government bonds

     The Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required to invest set amounts in any of the various types of U.S. government securities. Sentinel Advisors will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

     The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

     While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

The Fund may engage in the "dollar roll" transactions described on page __.

     The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

     In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

The Short Maturity Government Fund invests in U.S. government bonds with limited maturities

     The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds that have average maturities from two to five years. Under normal circumstances, the dollar weighted average maturity of the portfolio will be three years or less. This Fund invests at least 65% of its assets in U.S. Government Securities with average maturities of from two to five years. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The U.S. government securities in which the Fund invests include the same types of securities in which the Government Securities Fund will invest.

     The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy. Like the Government Securities Fund, the Short maturity Government Fund may make unlimited investments in mortgage-backed U.S. government securities.


     The Fund may engage in the "dollar roll" transactions described on page __.

     In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

     The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

The Money Market Fund invests primarily in short-term U.S. Treasury securities

     The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds which invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may earn less income than funds owning longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.

     The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

     In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, consult a tax advisor.

General Information Relevant to the Investment Practices of the Funds, and Associated Risks

     We cannot guarantee that any Fund's investment objective will be achieved.

     You can find additional information about the securities and investment techniques used by the Funds in the Sentinel Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Service Company at P.O. Box 1499, Montpelier, VT 05601-1499.

Risks you face by investing in the Equity Funds Information Relevant to the Equity Funds

     Stock Market and Selection Risk. The Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock and Balanced Funds are subject to stock market and selection risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that that the investments that Sentinel Advisors, Alger or INVESCO select will underperform that stock market or other funds with similar investment objectives and investment strategies.

     Risks of Stocks of Smaller Companies. The stocks of small and medium-sized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

     Risks of Growth Stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

     Investment Style Risk. The S&P 500/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large capitalization growth stocks". The Common Stock Fund has more of a focus on "large capitalization value stocks", although it may also invest in growth stocks. The Mid Cap Growth Fund focuses on "mid capitalization growth stocks", while the Small Company Fund focuses on the stocks of smaller companies. The Flex Cap Opportunity Fund has considerable flexibility to invest in any or all of these groups. Changes in investment style may cause any of these groups to underperform the stock market in general, or other asset classes.

     Tracking Error Risk. There are several reasons why the Growth Index Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P 500/BARRA Growth Index.

Futures and Options. If the Growth Index Fund invests in stock index futures or options contracts, the Fund will be subject to the risks that:

o the future or option will not fully offset the underlying positions,
o the Fund cannot sell the future or option because of an illiquid secondary market, and
o the intended risk management purpose of the future or option may not be achieved, and may produce losses or missed opportunities.

Risks applicable most directly to the World Fund

Risks of Investing in Foreign Securities

     The World Fund invests in securities traded in foreign markets and denominated in foreign currencies. The Small Company, Mid Cap Growth, Growth Index, Common Stock, Balanced, High Yield and Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or in the case of the High Yield and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars.

     Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the World Fund, had to sell securities to meet unanticipated cash requirements, it may be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes, difficulty enforcing judgments against foreign issuers, withholding taxes imposed by foreign governments on dividend and/or interest payments, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     European Economic and Monetary Union ("EMU"). A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) have been redenominated in the euro and are traded and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

     Risks of Holding Fund Assets Outside the United States. The World Fund generally holds its foreign securities outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the World Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the World Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the World Fund to carry out transactions.

     Emerging Markets Risk. The World Fund may invest up to 15% of its total assets in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price to earnings ratios, may not apply to certain small markets.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Information Regarding the S&P 500/BARRA Growth Index

     The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund. S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Information Relevant to the Fixed-Income Funds

     The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than bonds with shorter maturities or shorter durations.

     The Bond, Tax-Free Income and New York Funds, and the bond portion of the Balanced Fund, may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in these bonds. While considered investment-grade, these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel Advisors will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel Advisors will consider, among other things, the market price, credit risk, and general market conditions.

Lower quality bonds are more risky than highly rated bonds

     Risks of Lower Quality Bonds. The High Yield Fund may invest without limitation, and the Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of total assets in lower rated bonds. The Tax-Free Income and New York Funds may invest up to 5% of total assets in lower quality bonds. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Sentinel Advisors or Evergreen believes the quality of the bonds is higher than indicated by the rating.

     Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower rated bonds are more speculative and likely to default than higher quality bonds.

     Lower rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel Advisors' or Evergreen's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.

     Zero Coupon and Similar Bonds. The High Yield and Bond Funds, and the bond portion of the Balanced Fund, also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

     Restricted and Illiquid Securities. The High Yield and Bond Funds and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. Sentinel Advisors or Evergreen may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to the High Yield Fund's limitation on illiquid securities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

     The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of a Fund to go down.

     Portfolio Turnover. In the fiscal year ended November 30, 1999, the fixed income Funds shown below had the following rates of portfolio turnover:

High Yield Fund...................................144%
Bond Fund.........................................207%
Government Securities Fund........................330%
Short Maturity Government Fund....................203%

     In addition, the Balanced Fund had portfolio turnover of 35% for the equity portion, and 209% for the bond portion. These Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover, but this need not adversely affect performance because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel Advisors or Evergreen believes it will help the Funds to achieve their investment objectives. This higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would.

     Dollar Rolls. The Balanced, Bond, Government Securities and Short Maturity Government Funds may also enter into "dollar rolls". In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income without increasing the risk levels of the Funds.

     Information Relevant to the Tax-Exempt Funds Alternative Minimum Tax. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax. Municipal bonds whose interest is a preference item for federal alternative minimum tax purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total assets.

     Possible Taxability of Temporary Defensive Investments. If Sentinel Advisors anticipates a rise in interest rates, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. These investments may include notes of municipal issuers, U.S. government securities, and money market instruments.

     The interest on municipal bonds issued by states other than your state of residence is exempt only from federal income tax. Interest on certain types of U.S. government securities is exempt only from state personal income tax. Interest on money market instruments is generally fully subject to both federal and any applicable state income taxes.

     Use of Financial Futures Contracts and Related Options. The Tax-Free Income, New York and Pennsylvania Funds may purchase and sell certain exchange-traded financial futures contracts and related options only to hedge against adverse changes in interest rates, to protect against declines in the value of municipal bonds held by the Funds, or to hedge against increases in the cost of municipal bonds to be purchased for the Funds in the future.

     None of the Tax-Free Income, New York or Pennsylvania Funds will purchase and sell financial futures contracts or related options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets.

     Risks Associated with Options and Futures Transactions. Options and futures transactions involve certain risks. However, Sentinel Advisors believes that since the Tax-Free Income, New York and Pennsylvania Funds would use these investments for hedging purposes only, their use would not subject these Funds to the risks frequently associated with the speculative use of options and futures. However, there are certain risks related to futures transactions used for hedging purposes that you should understand. One is that the hedge would be ineffective if Sentinel Advisors' forecasts of interest rates prove to be incorrect. Another is that the secondary market for a financial futures contract may become illiquid. This may happen, for example, if the particular market exceeds its daily price fluctuation limit. If this happens, the Funds may not be able to close out futures positions. The change in the market value of a Fund's municipal bonds also may not be perfectly correlated with the prices paid for futures contracts, which may cause the hedge to be ineffective. From their inceptions through March 30, 2000, none of the Tax-Free Income, New York or Pennsylvania Funds engaged in any hedging transactions involving financial futures and related options.

Information Relevant to the New York and Pennsylvania Funds

     Since each of the New York and Pennsylvania Funds concentrates in state municipal bonds, these Funds are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state may be weakened, and the net asset value of the Fund's shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall.

     Sentinel Advisors does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high quality New York or Pennsylvania municipal bonds. Since these Funds focus on investment grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower quality New York or Pennsylvania municipal bonds.

Periodically the Funds may be less than fully invested

Information Relevant to All Funds

Temporary Defensive Positions. Each of the Funds, other than the Government Securities Fund, the Short Maturity Government Fund and the U.S. Treasury Money Market Fund, may be less than fully invested in securities called for by its principal investment strategies at any time. If the investment advisor feels that it is necessary under adverse market conditions to take a temporary defensive position, these Funds may depart significantly or completely from their principal investment strategies. If a Fund takes a temporary defensive position, it may not achieve its investment objective.

Repurchase Agreements. All of the Funds may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. For more information about repurchase agreements, please refer to the Statement of Additional Information.

Purchase Options

The Balanced Fund offers Class A, Class B, Class C and Class D shares.

The Flex Cap Opportunity, Mid Cap Growth, World, Growth Index, Common Stock, and High Yield Funds offer Class A, Class B and Class C shares. The Small Company and Bond Funds offer Class A shares and Class B shares.
The Tax-Free Income, New York, Pennsylvania, Government Securities and Short Matuirty Funds offer only Class A shares.

This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC, if none of the waivers listed on page__ apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.

You can compare the differences among the four classes of shares using the table below.

                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.30%           No
                  5.00% initial             of 0.20%              (Maximum 0.20% for
                  sales charge              (Maximum of            fixed income funds
                  (Maximum                   0.10% for             and the Growth
                   4% for fixed              fixed income          Index Fund)
                   income funds,             funds)
                   and 2.5% for
                   the Growth
                   Index Fund)

B                 CDSC of up to             0.25%                 1.00%                      Class B Shares convert
                  4.00% (2.50%                                                               to Class A Shares
                  for the Growth                                                             automatically after the
                  Index Fund) for                                                            applicable CDSC period
                  a maximum of
                  six years

C                 CDSC of                   0.25%                 1.00%                      No
                  1.00% for the
                  first year only

D                 CDSC of                   None                  0.75%                      Class D Shares convert
                  up to 6% for                                                               to Class A Shares
                  seven years                                                                automatically at the end
                                                                                             of the end of the
                                                                                             tenth year after
                                                                                             purchase

The Short Maturity Government Fund currently only offers Class A Shares as described below.

                                                                  Total 12b-1 Fee,
Class             Sales Charge              Service Fee           Including Service Fee      Conversion Feature
---------------------------------------------------------------------------------------------------------------

A                 Maximum                   Maximum               Maximum of 0.35%           None
                  1.00% initial             of 0.25%
                  sales charge

The U.S. Treasury Money Market Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund.

More detailed information about each class of shares is included in the descriptions of each class below.

If you hold your shares for an extended period of time, you may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.


Things to Think About When Choosing Which Share Class to Buy

The Funds' purchase options are designed to enable you to choose the method of purchasing Fund shares that is most beneficial to you.

Factors you should consider include:

o the amount of the investment,
o the intended length of the investment,
o the type of Fund you want,
o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and
o whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem.

Class B shares ultimately convert to Class A shares, so long term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CSDC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.

Purchase and Exchange Considerations

     There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The maximum purchase of Class D shares of the Balanced Fund is $250,000.

     You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged among the other funds offering Class B shares - the Flex Cap Opportunity, Small Company, Mid Cap Growth, World Growth Index, Common Stock, Balanced, High Yield, Bond and Money Market Funds. For Class C shareholders, only the Class C shares of the Flex Cap Opportunity, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and High Yield Funds, and the Class A shares of the Money Market Fund, are available for exchanges. In the case of the Class D shares of the Balanced Fund, the only possible exchange is into the Class A shares of the Money Market Fund, and back into the Class D shares of the Balanced Fund.

Class A shares are generally subject to a front-end sales charge

Class A Shares

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges

Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, and Balanced Funds:

                                 Sales charge as
                                 a percentage of:
                                 -----------------------------------------------
                                 offering          net amount        Dealer
Sale Size                        price             invested          Reallowance
---- -----                       -----------------------------------------------
$0 to $99,999                    5.00%             5.26%             4.50%
$100,000 to $249,999             4.00%             4.17%             3.75%
$250,000 to $499,999             2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-                -0-

High Yield, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds:

                                 Sales charge as
                                 a percentage of:
                                 ----------------------------------------------

                                 offering          net amount        Dealer
Sale Size                        price             invested          Reallowance
---- -----                       -----------------------------------------------
$0 to $99,999                    4.00%             4.17%             4.00%
$100,000 to $249,999             3.50%             3.63%             3.25%
$250,000 to $499,999             2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-               -0-

Growth Index Fund
                                 Sales charge as
                                 a percentage of:
                                 -----------------------------------------------
                                 offering          net amount        Dealer
Sale Size                        price             invested          Reallowance
---- ------                      -----------------------------------------------
$0 to $499,999                   2.50%             2.56%             2.25%
$500,000 to $999,999             2.00%             2.04%             1.75%
$1,000,000 or more               -0-               -0-                -0-

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge.

There is no sales charge on purchases of shares of the Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Small Company, Mid Cap Growth, Common Stock, and Balanced Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial receives the entire amount of any CDSC paid. The CDSC is waived in the circumstances described on page __. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

You can receive a reduced sales charge for a number of reasons

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Financial or your representative of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares of $100,000 ($500,000 in the case of the Growth Index Fund). You may qualify for quantity discounts based on the total of all classes of shares purchased, on purchases made at different times, and on purchases made by you, your spouse and minor children, or a fiduciary for these persons. Contact Sentinel Service for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.

Letter of Intent. You may use a letter of intent to obtain a reduced sales charge if you plan to make investments of $100,000 ($500,000 in the case of the Growth Index Fund) or more in Class A shares or of $250,000 or more in Class B shares over a 13 month period (30 months in the case of corporate qualified plans). The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charges is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

Group Investments. Any group of investors which notifies Sentinel Financial that it will act as a group in purchasing Fund shares, in order to reduce selling expenses, will be treated as a single entity for purposes of the reduced sales charges for quantity purchases, including the right of accumulation and letter of intent.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon amounts previously invested in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list.

o current and former Directors of the Funds and predecessors to the Funds;

o current and retired employees of the general partners of Sentinel Advisors and their affiliates;

o directors, employees and clients of the Funds' sub-advisors;

o directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel Advisors and/or Sentinel Financial;

o registered representatives of securities dealers that have entered into a sales agreement with Sentinel Financial;

o members of the immediate families of, or survivors of, all of these individuals;

o non-profit organizations with which any of these persons are actively involved;

o investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services, and clients of these investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor, financial planner or broker-dealer;

o purchasers who are investing section 403(b) loan principal repayments;

o purchasers who are buying with the redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid;

o investments being transferred from individually managed trust accounts at American Guaranty & Trust Company; and

o qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial to use the Funds in connection with the accounts.

     Sentinel Financial may pay dealers for share purchases of the Funds
(other than the Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows: 1% of the first $2 million of these purchases, plus 0.80% of the next $1 million of these purchases, plus 0.50% of the next $17 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.

American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

Distribution Plans
The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net assets in the case of the Growth Index, High Yield, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, or (c) .35% of average daily net assets in the case of the Short Maturity Government Fund.

    Sentinel Financial uses a portion of these fees to pay service fees to dealers. For the Class A shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Growth Index, Common Stock and Balanced Funds, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the High Yield Bond, Bond, Tax-Free Income, New York, Pennsylvania and Government Securities Funds, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund accounts opened prior to March 1, 1993.

There is no initial sales charge on Class B shares, but they are subject to a CDSC

Class B Shares

For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge.

A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed on page __.

CDSC. Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:

CDSC schedule - Class B shares

Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, Balanced, High Yield and Bond Funds


                               CDSC Percentage
                               -----------------------------------------------------------
                               Year  Since  Purchase  Payment Was  Made

Purchase amount                1st        2nd        3rd        4th        5th        6th
---------------                ----------------------------------------------------------

up to $249,999                 4%         4%         3%         2%         2%         1%
--------------                 ---------------------------------------------------------

$250,000 to $499,999           3.5%       3%         2%         1%         1%
--------------------           ----------------------------------------------

$500,000 to $999,999           3%         2%         1%         1%
--------------------           -----------------------------------

Growth Index Fund
up to $500,000                 2.5%       2.5%       2%         1.5%       1.25%      0.50%
--------------                 ------------------------------------------------------------

$500,000 to $999,999           2%         2%         1%         1%          -          -
--------------------           ---------------------------------------------------------

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial receives any CDSC imposed on a redemption of Class B shares.

     Because the CDSC may be lower and the conversion to Class A shares may be faster for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced sales charges on Class A shares.

Distribution Plan. The Class B shares of the Flex Cap Opportunity, Small Company, Mid Cap Growth, World, Common Stock, Balanced, High Yield and Bond Funds, have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial a fee of up to a total of 1.00% annually of average daily net assets, (0.75% for the Growth Index Fund) of which up to 0.25% shall be for service fees to broker-dealers. The Growth Index and High Yield Fund Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company or Penn Mutual Life Insurance Company, which will result in an overall distribution fee to the Class B shares of the Growth Index and High Yield Funds of less than 0.75% or 1.00%, for so long as National Life or Penn Mutual maintains its investment.

         Sentinel Financial pays to dealers a service fee which varies based on the average daily assets in Class B shares of the Funds (other than the Money Market Fund) for which each registered representative of the dealer is the registered representative of record at the time service fees are paid. The current service fees at various asset levels are show below.

-------------------------------------------------------------------------------

Average Daily Assets in Class B Shares of                     Annual
the Funds for which a Particular Individual                   Broker-Dealer
is the Registered Representative of Record                    Service Fee

$0 - $99,999..................................................-0-

$100,000 - $199,999...........................................0.10%

$200,000 - $999,999...........................................0.25%

$1,000,000 and over...........................................0.50%

Sentinel Financial has announced that it will increase the asset requirements for the various service fee levels, effective April 1, 2001, to the following:

Average Daily Assets in Class B Shares of                     Annual
the Funds for which a Particular Individual                   Broker-Dealer
is the Registered Representative of Record                    Service Fee

$0 - $199,999.................................................-0-

$200,000 - $399,999...........................................0.10%

$400,000 - $1,999,999.........................................0.25%

$2,000,000 and over...........................................0.50%

Sentinel Financial anticipates that the asset requirements for the various levels of service fees on Class B shares may increase 20% or more annually.

A selling dealer may elect a service fee of 0.25% per annum, instead of the above arrangement. Class B shares will not pay service fees which total more than 0.25% per year. If the above schedule requires a payment from Sentinel Financial which exceeds 0.25% of average daily assets of the Class B shares of any Fund, then Sentinel Financial will not be able to recover the excess from the Funds. Sentinel Financial may change the amounts of assets needed to qualify for the 0.10%, 0.25% and 0.50% service fee rates from time to time. Sentinel Financial intends to manage these asset levels with the goal of producing an average service fee on Class B shares of 0.25%. The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $250,000 ($500,000 for the Growth Index Fund), the automatic conversion occurs at the end of the sixth year; for purchases from $250,001 to $500,000 (except for the Growth Index Fund), the automatic conversion occurs at the end of the fifth year; and for purchases from $500,001 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Payments to Dealers. Sentinel Financial pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):


Amount of Purchase Payment          Broker-Dealer Payment

                               All Funds              Growth
                               other than             Index Fund
                               Growth Index Fund

Up to $249,999................    4.0% ............     2.5%

$250,000 to $499,999..........    2.5% ............     2.5%

$500,000 to $999,999..........    2.0% ............     2.0%



Class B Shares of the U.S. Treasury Money Market Fund. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long you hold the Class B shares of the Money Market Fund. Also, if you exchange the Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the Money Market Fund for the six, five or four year period.

There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period

Class C Shares

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page __. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Flex Cap Opportunity, Mid Cap Growth, World, Growth Index, Common Stock, Balanced and High Yield Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Money Market Fund. However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.


There is no initial sales charge on Class D shares, but they are subject to a CDSC
Class D Shares (Balanced Fund only)

For all purchases of Class D shares of the Balanced Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class D shares (including Class A shares of the Money Market Fund, if you exchange Class D shares into the Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed on page __.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

-------------------------------------------------------------------------------

CDSC schedule - Class D shares

              CDSC Percentage
              ------------------------------------------------------------------
Purchase      Year   Since   Purchase   Payment   Was   Made
amount        1st        2nd        3rd        4th        5th        6th     7th
              ------------------------------------------------------------------

Any amount    6%         6%         5%         4%         4%         3%      2%

The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC waivers, which are listed on page __, are the same as those available for Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time, but in this case the time your investment was in the Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount. If a selling broker-dealer has entered into agreements required by Sentinel Financial, Sentinel Financial may pay annualized commissions in advance with respect to Class D accounts which are set up to make, and are expected to make monthly automated additional purchases.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

5. The CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value. Note that in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the account's then net asset value. Again in the case of Class D shares this amount is up to 8% annually instead of up to 10% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value; and

6. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan.

     The waivers described above may be useful in a wide variety of situations. These may include, but are not limited to, funding of expenses for persons fulfilling certain religious missionary obligations, educational expenses and the purchase of a new home.

     Sentinel Financial may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page __.

     No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Advisors if Sentinel Financial has not paid an initial commission to a selling dealer.

Other Matters Relating to Distribution Of  Fund Shares


     Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of Sentinel Advisors, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

     Sentinel Financial will reimburse all broker-dealers who agree with Sentinel Financial to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities. Sentinel Advisors may consider sales of shares of the Funds in the selection of broker-dealers to execute portfolio transactions for the Funds, as long as commissions paid are no higher than would otherwise be paid and the prices are, in Sentinel Advisors' judgment, the best then available.


How to Buy, Sell, Exchange and Transfer Shares

Buying Shares

There are several convenient
 ways to buy shares

The minimum initial investment for all Funds except the Growth Index Fund and certain retirement plan accounts is $1,000. The minimum subsequent investment for all Funds except the Growth Index Fund is $50. You may also invest in any of these same funds with as little as $50 using the Automatic Investment Plan. The minimum initial and subsequent investments for the Growth Index Fund are $5,000 and $100, respectively. You can also invest in the Growth Index Fund with as little as $100 using the Automatic Investment Plan. For all Funds, the minimum initial investment for IRA and other qualified retirement plan accounts is $1,000.

Purchasing Shares by Check
To purchase shares by check, make your check payable to "Sentinel Administrative Service Company" and mail it to:

         Sentinel Administrative Service Company
         P. O. Box 1499
         Montpelier, VT 05601-1499

     To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

     Your purchase will be effected on the day when federal funds are made available to a Fund, usually within one business day after Sentinel Service receives the check. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

Purchasing Shares by Wire
You may purchase shares by wiring federal funds directly to Sentinel Service on any day when both the New York Stock Exchange and Federal Reserve banks are open for business.

     To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. Complete the application and return it promptly to Sentinel Service.

     Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

Dealer Wire Purchase Orders
As a convenience to shareholders, Sentinel Financial will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

Purchasing Shares Online
If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

Automatic Investment Plan
This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

Telephone Investment Service
This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service, or accessing our automated telephone system known as "Call 24".

Government Direct Deposit Privilege
You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Service.

Payroll Savings Plan
You may purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Service.

You may sell your shares in
 a number of convenient ways
Selling Shares

You may sell your shares back to the Funds at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, prior to 4:00 p.m. on a day that the NYSE is open for business. If your shares are held by Sentinel Service, you can sell your shares in the following ways.

By Mail
You may sell your shares by providing Sentinel Service with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Service's requirements.

Dealer Wire Redemption Orders
For the convenience of shareholders, Sentinel Financial, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service on these redemptions.

Telephone Redemption
You may redeem up to $1,000,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Service at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $25 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system.

     Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

     You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online Redemption
You may also request a redemption over the Internet by accessing the Funds' website at www.sentinelfunds.com.

By Checkwriting
If you own Class A shares of the High Yield, Tax-Free Income, New York, Pennsylvania, Government Securities, Short Maturity Government and Money Market Funds, you may sell shares by writing a check against your account. This check writing privilege is free. If you write a check to redeem shares, we normally will not honor the redemption check if those shares have been purchased less than 15 days prior to the date the check is presented to Sentinel Service. Redemptions by checkwriting are taxable transactions.

Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

By Systematic Withdrawals
You may arrange to receive automatic regular withdrawals from your account. Each withdrawal will be a taxable event. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

If You Hold Share Certificates
If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Service's requirements if the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Service at its office at National Life Drive, Montpelier, Vermont.

Other Information on Redeeming Shares
Normally, Sentinel Service will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.

     We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. We will not honor redemption requests if you have bought the shares by check within 15 days of the redemption request, unless we have confirmed that your check has been cleared for payment.

     Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Certain Account Fees
Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

     Pension, 401(k) and profit-sharing plans which elect to have individually registered accounts for the benefit of plan participants will be assessed an annual service fee for each participant account, in the amounts shown below.

                             Fee
Per Average Account Value    Participating Account

$0 - $1000...................$20.00
$1000 - $2999................$10.00
$3000 and over...............No fee

This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees
AG&T Custodial Accounts
   Annual Custodial Fee per Social Security Number....$15.00
   Closeout Fee per Account...........................$15.00
   Transfer of Assets Fee per Transaction.............$25.00
Service Fees
   Express Mail Deliveries............................$15.00
   Federal Funds Wire.................................$15.00

Exchanges from One Fund to Another

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Initial purchases of less than $1 million of the Growth Index Fund and the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Shares of other Sentinel Funds also may not be exchanged into shares of the same class of the Growth Index Fund within the first 90 days after the initial purchase of those other Sentinel Fund Shares.

     Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Small Company, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time.

     Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the Money Market Fund. The Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the Money Market Fund.

     Funds are only available for exchange for residents of states in which these Funds are registered. If you initially buy Class A shares in the Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

     New purchases must remain in an account for 15 days before they can be exchanged to another Fund. The Funds disclaim liability for unauthorized telephone instructions under the same policy that applies to telephone redemption instructions, discussed on page __. We currently do not limit the number of times you may exercise the exchange privilege. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

     You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals.

Transfers of Ownership of Shares
When you need to change ownership of your shares or change the name on an account, a Sentinel Service representative will assist you.

How the Funds Are Priced
How the value of Fund shares is
determined


Net asset value for each Fund is calculated once each business day that the New York Stock Exchange is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

o Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.
o Unlisted and listed securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices.
o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.
o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.

     The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C or Class D shares, reflecting the higher daily expense accruals of Class B, Class C and Class D shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes
When the Funds
pay dividends
The Funds distribute their net investment income as follows:

Fund                                      Dividends Paid
Flex Cap Opportunity Fund                 Annually
Small Company Fund                        Annually
Mid Cap Growth Fund                       Annually
World Fund                                Annually
Growth Index Fund                         Annually
Common Stock Fund                         Quarterly
Balanced Fund                             Quarterly
High Yield Fund                           Monthly
Bond Fund                                 Monthly
Tax-Free Income Fund                      Monthly
New York Tax-Free Income Fund             Monthly
Pennsylvania Tax-Free Income Trust        Monthly
Government Securities Fund                Monthly
Short Maturity Government Fund            Monthly

     The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

     For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

     You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of another Fund of the same class. Unless you elect otherwise, your dividends will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

     You will pay tax on dividends (other than "exempt-interest dividends" discussed below) and capital gains distributions from the Funds whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, any gain or the transaction may be subject to tax. Except for the Tax-Free Income, New York and Pennsylvania Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains.

     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

         Dividends and interest received by the World Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. You may be able to claim a credit or deduction with respect to such taxes if certain requirements are met.

         By law, the Funds must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Tax-Free Income, New York and Pennsylvania  Funds

Each of the Tax-Free Income, New York and Pennsylvania Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not exempt for federal income tax. Some of the Funds' investments may subject certain investors to the federal alternative minimum tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any capital gains distributed by the these Funds will normally be taxable as capital gains. In addition, gain from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

     Distributions from the New York Fund which are attributable to interest income received from New York municipal bonds also will be exempt from New York State and New York City personal income tax for New York State and City residents. Distributions from the Pennsylvania Fund which are attributable to interest income received from Pennsylvania municipal bonds also will be exempt from Pennsylvania personal income tax.

     Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds or from qualifying U.S. government obligations, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Pennsylvania Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

     If the New York and Pennsylvania Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion of their income distributions may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

     This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of investments in the Funds under all applicable tax laws.

Management of the Funds

Alger acts as subadvisor to the Flex Cap Opportunity Fund

INVESCO acts as subadvisor to the World Fund Evergreen acts as subadvisor to the High Yield Fund

     Sentinel Advisors Company manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. (for all Funds except the Pennsylvania Fund) and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Sentinel Advisors has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund. Sentinel Advisors has retained Fred Alger Management, Inc. as the subadvisor to manage the investments of the Flex Cap Opportunity Fund, INVESCO as the subadvisor to manage the investments of the World Fund, and Evergreen Investment Management Company as the subadvisor to manage the investments of the High Yield Fund. Sentinel Advisors is a partnership of affiliates of three major insurance companies, National Life Insurance Company, Provident Life Insurance Company, and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. Alger is located at 1 World Trade Center, Suite 9333, New York, New York 10048. INVESCO is located at 1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

     The Funds' investment advisory contracts call for the Funds to pay Sentinel Advisors fees, which were, for the fiscal year ended November 30, 1999, (in the case of the Flex Cap Opportunity Fund, anticipated for the fiscal year ended November 30, 2000) equal to the following percentages of the Funds' average daily net assets:

Flex Cap Opportunity Fund               0.90%
Small Company Fund                      0.61%
Mid Cap Growth Fund                     0.61%
World Fund                              0.61%
Growth Index Fund                       0.30%
Common Stock Fund                       0.55%
Balanced Fund                           0.61%
High Yield Bond Fund                    0.75%
Bond Fund                               0.53%
Tax-Free Income Fund                    0.53%
New York Tax-Free Income Fund           0.53%
Pennsylvania Tax-Free Trust             0.55%
Government Securities Fund              0.53%
Short Maturity Government Fund          0.53%
U.S. Treasury Money Market Fund         0.40%

     Sentinel Advisors currently waives all or a portion of its advisory fees for some of the Funds. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) that these Funds paid in the fiscal year ended November 30, 1999, after taking these waivers into account, were as follows:

Growth Index Fund                       0%
Bond Fund                               0.35 %
Tax-Free Income Fund                    0.35 %
New York Tax-Free Income Fund           0%
Pennsylvania Tax-Free Trust             0%
Government Securities Fund              0.38%
Short Maturity Government Fund          0.17%


Portfolio Managers
Sentinel Advisors employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of Sentinel Advisors, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Executive Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by Sentinel Advisors or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Van Harissis, Senior Vice President of Sentinel Advisors; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of Sentinel Advisors; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of Sentinel Advisors.

     Each of Messrs. Buck, Lee, Brownlee and Harissis is a Chartered Financial Analyst. Mr. Lee and Mr. Brownlee have each been associated with Sentinel Advisors since 1993. Mr. Harissis joined Sentinel Advisors in June 1999.

     The Common Stock Fund is managed by the Equity Value Team, led by Mr. Harissis. Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999, and previously was a portfolio manager at Howe & Rusling. Mr. Lee has been the portfolio manager for the Mid Cap Growth Fund since November, 1993 and for the Growth Index Fund since its inception in September, 1999. The Small Company Fund is managed by Scott T. Brayman, Vice President of Sentinel Advisors, and Mr. Lee. Mr. Brayman is a Chartered Financial Analyst, and has been with Sentinel Advisors since 1995. He has been involved with the Small Company Fund since he joined Sentinel Advisors. Prior to joining Sentinel Advisors, he was associated with Argyle Capital Management, Inc.

     The Balanced Fund is managed by a team consisting of Mr. Buck, Mr. Harissis and William C. Kane, Vice President of Sentinel Advisors. Mr. Buck has been the Fund's lead portfolio manager since 1982. Mr. Kane is a Chartered Financial Analyst, and has been employed by Sentinel Advisors or its affiliates since 1992.

     The portfolio manager for the Bond Fund is Mr. Kane. The portfolio manager of the Government Securities and Short Maturity Government Funds is Mr. Brownlee. The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of Sentinel Advisors. Mr. Hart has been with Sentinel Advisors or its affiliates since 1990. The portfolio managers of the Money Market Fund are Mr. Temple and Darlene Coppola, Money Market Trader of Sentinel Advisors. Ms. Coppola has been employed by Sentinel Advisors or its affiliates since 1974.

         David Alger and David Hyun are the individuals responsible for the day-to-day management of the Flex Cap Opportunity Fund's portfolio and have served in that capacity since the inception of the Fund. Mr. Alger has been employed by Alger as Executive Vice President and Director of Research since 1971, and as President since 1995. Mr. Hyun has been employed by Alger as an Analyst since 1991 and as a Senior Vice President and co-manager since 1998.


     Erik B. Granade, International Equity Portfolio Manager of INVESCO, has been the lead manager of the World Fund since June 1994. Michele T. Garren has been the fund's co-manager since September, 1997. Mr. Granade is a Chartered Financial Analyst. He was associated with Cashman Farrell and Associates from June, 1994 to March 31, 1996, when he moved to INVESCO. Prior to June, 1994 he was an International Portfolio Manager with Provident Capital Management, Inc. Ms. Garren is a Chartered Financial Analyst. She was associated with AIG Global Investment Corp. from August, 1993 to July, 1996.

     The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at Evergreen. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's portfolio manager since its inception on June 20, 1997. Mr. Crocker joined Evergreen in February, 1997. Prior to that he was President of Boston Security Counselors, the investment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President- Fixed Income, where he managed among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

Performance Data
The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges.

     The fixed income Funds also may quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.

     The Funds also may compare their performance to relevant indices in advertisements. The equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the S&P 500 Index, the S&P 500/BARRA Growth Index, and the Russell 2000 Index. The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far East) Index. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index. The fixed income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

     The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

     A Note About Year 2000. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. We do not anticipate that our services or those of the other service providers will be adversely affected, but we will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, your investment could be negatively affected.

           FINANCIAL HIGHLIGHTS CHART IS IN J:SGF:PROSPECT:2000331FHBL

The Sentinel Funds
Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

     The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call Sentinel Service at 1-800-282-FUND (3863).

Statement of Additional Information
The Funds' Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

     The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds
National Life Drive
Montpelier, VT 05604

Investment Advisor              Counsel
Sentinel Advisors Company       Brown & Wood LLP
National Life Drive             One World Trade Center
Montpelier, VT 05604            New York, NY 10048

Principal                       Independent
Underwriter                     Accountants
Sentinel Financial              Pricewaterhouse-
Services Company                Coopers LLP
National Life Drive             1177 Avenue of the Americas
Montpelier, VT 05604            New York, NY 10036

Transfer Agent,                 Custodian
Shareholder Servicing           and Dividend
and Administrator Agent         Paying Agent
Sentinel Administrative         State Street Bank & Trust  - Kansas City*
Service Company                 Company
National Life Drive*            801 Pennsylvania Avenue
Montpelier, VT 05604            Kansas City, MO 64105
800-282-FUND (3863)


*All mail and correspondence
should be sent to:
Sentinel Administrative Service Company
P. O. Box 1499
Montpelier, VT 05601-1499

Investment Company Act files #811- 214, and #811- 4781.









Financial Highlights table for 3/31/2000 prospectus










For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com

Financial Highlights


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the period of the Fund's operations, in the case of the Growth Index, High Yield, Short Maturity Government, and New York Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. No information is included for the Flex Cap Opportunity Fund, since it did not begin operations until February 29, 2000.


This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request.



                                       Income From Investment Operations                     Less Distributions
                                       ---------------------------------                     ------------------

                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
----                 --------       ---------   ---------- -------------   ----------  ----------  -------------- -------------

Small                11/30/95        5.53        0.02       0.56            0.58        -.-         0.91           0.91
Company              11/30/96        5.20        0.01       0.95            0.96        0.03        0.96           0.99
A                    11/30/97        5.17        0.02       1.16            1.18        0.01        0.04           0.05
                     11/30/98        6.30        -.-        0.14            0.14        0.02        0.75           0.77
                     11/30/99        5.67       (0.01)      0.69            0.68        - -         0.61           0.61

Mid Cap              11/30/95        16.15       0.07       3.33            3.40        0.05        2.57           2.62
Growth               11/30/96        16.93       0.03       3.23            3.26        0.07        2.55           2.62
A                    11/30/97        17.57      (0.02)      4.00            3.98        0.02        2.80           2.82
                     11/30/98        18.73      (0.03)      1.08            1.05        -.-         5.13           5.13
                     11/30/99        14.65      (0.06)      4.29            4.23        - -         1.08           1.08

World                11/30/95        12.74       0.14       1.14            1.28        0.09        0.15           0.24
A                    11/30/96        13.78       0.12       1.99            2.11        0.13        0.07           0.20
                     11/30/97        15.69       0.11       1.80            1.91        0.11        0.24           0.35
                     11/30/98        17.25       0.18       1.52            1.70        0.12        0.64           0.76
                     11/30/99        18.19       0.28       2.98            3.26        0.17        - -            0.17

Growth Index A       11/30/99(G)    $20.00      $0.02      $1.28           $1.30        --          --             --

Common               11/30/95        28.25       0.72       8.09            8.81        0.74        1.11           1.85
Stock                11/30/96        35.21       0.59       8.18            8.77        0.61        2.77           3.38
A                    11/30/97        40.60       0.57       7.03            7.60        0.57        3.54           4.11
                     11/30/98        44.09       0.42       5.19            5.61        0.45        4.69           5.14
                     11/30/99        44.56       0.37       2.17            2.54        0.38        3.81           4.19


(table continued)


                                                                         Ratios/Supplemental Data
                                                                         ------------------------

                                                                    Ratio of                      Ratio of
                                                                    Expenses to       Ratio       Net Investment
                     Net asset         Net assets      Ratio of     Average net       of Net      Income to Avg.
                     value,    Total   at end of       Expenses to  Assets before     Income to   net assets before   Portfolio
                     end of    return* period          average net  Expense           Avg. net    voluntary expense - turnover
Fund                 period    (%)     (000 omitted)   assets (%)   Reduction**(%)    assets (%)  reimbursements      Rate (%)
----                 --------- ------- -------------   -----------  --------------    ----------  ------------------- ---------

Small                5.20      12.2    $   89,321      1.56         1.60                0.26          -.-              79
Company              5.17      22.0        99,393      1.47         1.51                0.23          -.-              60
A                    6.30      23.0       115,532      1.34         1.36                0.38          -.-              45
                     5.67       2.7       109,598      1.31         1.33               (0.07)         -.-              45
                     5.74      13.3       107.919      1.30         1.31               (0.14)         - -              43

Mid Cap              16.93     24.9    $   60,446      1.50         1.54                0.42          -.-              84
Growth               17.57     22.6        69,816      1.40         1.43                0.16          -.-              98
A                    18.73     27.3        88,184      1.29         1.32               (0.15)         -.-             161
                     14.65      8.3        97,895      1.26         1.29               (0.23)         -.-              97
                     17.80     30.5       140,633      1.20         1.22               (0.41)         - -             118

World                13.78     10.2    $   47,702      1.56         1.63                0.79          -.-              32
A                    15.69     15.5        71,458      1.43         1.48                0.94          -.-              14
                     17.25     12.5        89,740      1.29         1.32                1.14          -.-              21
                     18.19     10.3       100,790      1.24         1.26                1.18          -.-              12
                     21.28     18.1       107,413      1.24         1.25                1.86          - -              35

Growth Index A      $21.30     6.5#    $   28,530     0.63+        1.11+                0.46+        (0.01)+         2.5#

Common               35.21     32.8    $1,057,944     1.09         1.10                 2.29          -.-              22
Stock                40.60     27.2     1,306,592     1.06         1.07                 1.64          -.-              22
A                    44.09     20.9     1,509,999     1.04         1.05                 1.41          -.-              24
                     44.56     14.3     1,610,630     1.01         1.02                 0.98          -.-              28
                     42.91      6.0     1,538,671     1.00         1.00                 0.85          - -              37



For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com



                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
----                 --------       ---------   ---------- -------------   ----------  ----------  -------------- -------------

Balanced             11/30/95        14.08       0.58        2.78            3.36        0.59        0.01           0.60
A                    11/30/96        16.84       0.54        2.13            2.67        0.54        0.42           0.96
                     11/30/97        18.55       0.56        2.18            2.74        0.55        0.45           1.00
                     11/30/98        20.29       0.54        1.76            2.30        0.55        1.16           1.71
                     11/30/99        20.88       0.55       (0.03)           0.52        0.54        1.48           2.02

High Yield           5 Mo. To
A                    11/30/97(C)    $10.00      $0.32      $ 0.41          $ 0.73      $ 0.32      $ -.-          $ 0.32
                     11/30/98        10.41       0.87       (0.58)           0.29        0.86        0.09           0.95
                     11/30/99         9.75       0.84       (0.56)           0.28        0.84        - -            0.84


                                                                                                   $ 0.35
Bond                 11/30/95        5.85        0.42        0.64            1.06       0.42         -.-            0.42
A                    11/30/96        6.49        0.41       (0.14)           0.27       0.41         -.-            0.41
                     11/30/97        6.35        0.40        0.01            0.41       0.40         -.-            0.40
                     11/30/98        6.36        0.40        0.09            0.49       0.40         -.-            0.40
                     11/30/99        6.45        0.39       (0.51)          (0.12)      0.39         - -            0.39

Tax-Free             11/30/95       12.35        0.67        1.27            1.94       0.67         -.-            0.67
A                    11/30/96       13.62        0.65       (0.09)           0.56       0.65         -.-            0.65
                     11/30/97       13.53        0.65        0.24            0.89       0.65         0.13           0.78
                     11/30/98       13.64        0.65        0.33            0.98       0.65         0.19           0.84
                     11/30/99       13.78        0.64       (1.01)          (0.37)      0.64         0.17           0.81

New York             8 Mo. to
Tax-Free             11/30/95(A)   $11.19       $0.36      $ 0.53         $  0.89     $ 0.36       $ -.-          $ 0.36
A                    11/30/96       11.72        0.53        -.-             0.53       0.53         -.-            0.53
                     11/30/97       11.72        0.60        0.25            0.85       0.60         0.09           0.69
                     11/30/98       11.88        0.62        0.34            0.96       0.62         0.03           0.65
                     11/30/99       12.19        0.60       (0.99)          (0.39)      0.60         - -            0.60

Pennsylvania         11/30/95       12.29        0.66        1.11            1.77       0.66         -.-            0.66
Tax-Free             11/30/96       13.40        0.66       (0.03)           0.63       0.66         0.08           0.74
A                    11/30/97       13.29        0.64        0.13            0.77       0.64         0.08           0.72
                     11/30/98       13.34        0.63        0.26            0.89       0.63         0.12           0.75
                     11/30/99       13.48        0.62       (1.04)          (0.42)       0.62        0.29           0.91


(table contineud)


                                                                    Ratio of                      Ratio of
                                                                    Expenses to       Ratio       Net Investment
                     Net asset         Net assets      Ratio of     Average net       of Net      Income to Avg.
                     value,    Total   at end of       Expenses to  Assets before     Income to   net assets before   Portfolio
                     end of    return* period          average net  Expense           Avg. net    voluntary expense - turnover
Fund                 period    (%)     (000 omitted)   assets (%)   Reduction**(%)    assets (%)  reimbursements      Rate (%)
----                 --------- ------- -------------   -----------  --------------    ----------  ------------------- ---------

Balanced             16.84      24.4    $  267,103      1.27         1.29               3.77          -.-               110
A                    18.55      16.6       297,288      1.20         1.22               3.13          -.-                83
                     20.29      15.4       314,948      1.16         1.17               2.93          -.-                63
                     20.88      12.2       330,067      1.12         1.13               2.69          -.-                81
                     19.38       2.6       297,027      1.10         1.12               2.73          - -               110

High Yield
A                    $10.41     7.3#     $  11,084      1.20+        1.26+              7.80+         -.-               133
                       9.75     2.7         31,120      1.26         1.28               8.42          -.-               139
                       9.19     3.0         28,253      1.21         1.22               8.83          - -               144



Bond                   6.49     18.8     $ 108,755      0.99         1.03               6.81          6.81              237
A                      6.35      4.5        99,408      0.98         1.00               6.46          6.46              176
                       6.36      6.7        88,756      0.97         0.99               6.37          6.37              130
                       6.45      8.0        91,297      0.77         0.95               6.26          6.11              147
                       5.94     (1.9)       82,017      0.73         0.94               6.29          6.10              207

Tax-Free              13.62     16.0    $  110,506      0.90         0.99               5.06          5.00              112
A                     13.53      4.3        99,967      0.94         0.97               4.86          4.86              112
                      13.64      6.9        87,935      0.91         0.95               4.84          4.84               47
                      13.78      7.4        88,683      0.74         0.92               4.77          4.59               37
                      12.60     (2.8)       85,975      0.73         0.91               4.84          4.66               34

New York
Tax-Free             $11.72      8.1#    $   5,332      1.22+        1.29+              4.60+         4.60+              32
A                     11.72      4.8         5,749      1.04         1.10               4.65          4.65               48
                      11.88      7.7         7,704      0.30         1.09               5.31          4.57               21
                      12.19      8.3        11,978      -.-          1.01               5.17          4.19                6
                      11.20     (3.3)       16,175      - -          0.96               5.13          4.20               31

Pennsylvania          13.40     14.8     $  34,975      0.97         1.36               5.14          4.78               80
Tax-Free              13.29      5.0        35,545      0.75         1.37               5.07          4.48               56
A                     13.34      6.1        34,844      0.85         1.34               4.86          4.41               28
                      13.48      6.9        34,720      0.77         1.31               4.65          4.14               50
                      12.15     (3.3)       30,630      0.69         1.32               4.82          4.21               21



For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com



                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
----                 --------       ---------   ---------- -------------   ----------  ----------  -------------- -------------

Government           11/30/95         9.31        0.63        0.99            1.62       0.63       -.-             0.63
Securities           11/30/96        10.30        0.61       (0.30)           0.31       0.61       -.-             0.61
A                    11/30/97        10.00        0.59        0.09            0.68       0.59       -.-             0.59
                     11/30/98        10.09        0.61        0.37            0.98       0.61       -.-             0.61
                     11/30/99        10.46        0.64       (0.90)          (0.26)      0.64       - -             0.64

Short Maturity       8 Mo. to
Gov't.               11/30/95(A)    $ 9.64       $0.40      $ 0.20          $ 0.60     $ 0.40     $ -.-            $0.40
A                    11/30/96         9.84        0.57       (0.03)           0.54       0.57       -.-             0.57
                     11/30/97         9.81        0.56        0.01            0.57       0.56       -.-             0.56
                     11/30/98         9.82        0.57        0.06            0.63       0.57       -.-             0.57
                     11/30/99         9.98        0.60       (0.30)           0.30       0.60       - -             0.60

Money                11/30/95         1.00        0.05        -.-             0.05       0.05       -.-             0.05
Market               11/30/96         1.00        0.04        -.-             0.04       0.04       -.-             0.04
A                    11/30/97         1.00        0.04        -.-             0.04       0.04       -.-             0.04
                     11/30/98         1.00        0.04        -.-             0.04       0.04       -.-             0.04
                     11/30/99         1.00        0.04        --              0.04       0.04       - -             0.04


Small                8 Mo. To
Company              11/30/96(B)    $  4.82     $(0.03)     $ 0.33         $  0.30     $ -.-       $ -.-          $ -.-
B                    11/30/97          5.12      (0.03)       1.13            1.10       -.-         0.04           0.04
                     11/30/98          6.18      (0.03)       0.11            0.08       -.-         0.75           0.75
                     11/30/99          5.51      (0.06)       0.67            0.61       - -         0.61           0.61

Mid Cap              11 Mo. to
Growth               11/30/98(E)     $13.08     $(0.17)     $ 1.61         $  1.44     $ -.-       $ -.-          $ -.-
B                    11/30/99         14.52      (0.23)       4.22            3.99       - -         1.08           1.08

World                8 Mo. To
B                    11/30/96(B)     $14.49     $(0.08)     $ 1.17         $  1.09     $ -.-       $ -.-          $ -.-
                     11/30/97         15.58       0.01        1.74            1.75       0.04        0.24           0.28
                     11/30/98         17.05       0.04        1.47            1.51       -.-         0.64           0.64
                     11/30/99         17.92       0.10        2.95            3.05       0.02        - -            0.02

Growth Index B       11/30/99(G)     $20.       $(0.01)      $1.29           $1.28        - -        - -            - -

Common               8 Mo. To
Stock                11/30/96(B)     $35.43     $ 0.22      $ 5.05         $  5.27     $ 0.13      $ -.-          $ 0.13
B                    11/30/97         40.57       0.27        6.99            7.26       0.26        3.54           3.80
                     11/30/98         44.03       0.07        5.19            5.26       0.13        4.69           4.82
                     11/30/99         44.47       0.03        2.18            2.21       0.05        3.81           3.86


(table contineud)


                                                                    Ratio of                      Ratio of
                                                                    Expenses to       Ratio       Net Investment
                     Net asset         Net assets      Ratio of     Average net       of Net      Income to Avg.
                     value,    Total   at end of       Expenses to  Assets before     Income to   net assets before   Portfolio
                     end of    return* period          average net  Expense           Avg. net    voluntary expense - turnover
Fund                 period    (%)     (000 omitted)   assets (%)   Reduction**(%)    assets (%)  reimbursements      Rate (%)
----                 --------- ------- -------------   -----------  --------------    ----------  ------------------- ---------

Government            10.30      17.9    $ 108,100      1.03         1.04               6.50           6.50              367
Securities            10.00       3.2       92,299      1.00         1.01               6.18           6.18              614
A                     10.09       7.2       75,810      0.98         0.99               6.15           6.15              249
                      10.46      10.0       76,498      0.91         0.99               6.02           5.94              355
                       9.56      (2.5)      65,136      0.84         0.98               6.46           6.34              330

Short Maturity
Gov't.               $ 9.84       6.3#   $  28,417      1.00+        1.38+              6.07+          5.76               58
A                      9.81       5.6       36,474      1.00         1.20               6.09           5.93              120
                       9.82       6.0       45,044      1.00         1.18               6.20           6.14               61
                       9.88       6.6       68,346      0.82         1.12               6.04           5.76              229
                       9.58       3.2       67,647      0.76         1.11               6.28           5.94              203

Money                  1.00       5.0     $ 80,664      0.81         0.82               4.83           -.-               - -.
Market                 1.00       4.6       80,804      0.78         0.78               4.38           -.-               - -.
A                      1.00       4.6       85,911      0.76         0.77               4.46           -.-               - -.
                       1.00       4.6       98,115      0.72         0.73               4.47           -.-               - -.
                       1.00       4.1      121,884      0.69         0.70               4.01           - -               - -


Small
Company              $ 5.12       6.2#    $  1,943      2.62+        2.64+             (0.91)+         -.-                 60
B                      6.18      21.6        7,656      2.35         2.36              (0.62)          -.-                 45
                       5.51       1.7       12,103      2.24         2.25              (1.00)          -.-                 45
                       5.51      12.3       14,285      2.27         2.28              (1.11)          - -                 43

Mid Cap
Growth               $14.52      11.0#     $ 3,841      2.27+        2.29+             (1.24)+         -.-                 97
B                     17.43      29.0       14,891      2.27         2.29              (1.53)          - -                118

World
B                    $15.58      7.5#     $  3,188      2.56+        2.59+             (0.19)+         -.-                 14
                      17.05     11.5        10,121      2.16         2.18               0.23           -.-                 21
                      17.92      9.2        18,163      2.23         2.25               0.19           -.-                 12
                      20.95     17.1        23,536      2.15         2.16               0.98           - -                 35

Growth Index B       $21.28      6.4#       $8,452      1.17+        1.66+             (0.14)+        (0.62)+               2.5#

Common
Stock                $40.57     14.9#     $ 27,257      1.91+        1.92+              0.80+          -.-                 22
B                     44.03     19.9        77,299      1.79         1.80               0.66           -.-                 24
                      44.47     13.4       129,966      1.81         1.81               0.19           -.-                 28
                      42.82      5.1       149,586      1.80         1.81               0.05           - -                 37




For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com



                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
----                 --------       ---------   ---------- -------------   ----------  ----------  -------------- -------------

Balanced             8 Mo. To
B                    11/30/96(B)    $17.09      $ 0.26     $ 1.37          $  1.63     $ 0.14      $ -.-          $ 0.14
                     11/30/97        18.58        0.42       2.18             2.60       0.41       0.45            0.86
                     11/30/98        20.32        0.38       1.77             2.15       0.40       1.16            1.56
                     11/30/99        20.91        0.39      (0.02)            0.37       0.39       1.48            1.87

High Yield           5 Mo. To
B                    11/30/97(C)    $10.00      $ 0.32     $ 0.39          $  0.71     $ 0.31      $ -.-          $ 0.31
                     11/30/98        10.40        0.84      (0.57)            0.27       0.84       0.09            0.93
                     11/30/99         9.74        0.79      (0.56)            0.23       0.79        - -            0.79

Bond                 8 Mo. To
B                    11/30/96(B)   $  6.30      $ 0.21     $ 0.06          $  0.27     $ 0.21      $ -.-          $ 0.21
                     11/30/97         6.36        0.34       0.02             0.36       0.34        -.-            0.34
                     11/30/98         6.38        0.34       0.08             0.42       0.34        -.-            0.34
                     11/30/99         6.46        0.33      (0.50)           (0.17)      0.33        - -            0.33

Money                8 Mo. To
Market               11/30/96(B)    $ 1.00      $ 0.03     $ -.-           $  0.03     $ 0.03      $ -.-          $ 0.03
B                    11/30/97         1.00        0.05       -.-              0.05       0.05        -.-            0.05
                     11/30/98         1.00        0.04       -.-              0.04       0.04        -.-            0.04
                     11/30/99         1.00        0.04       - -              0.04       0.04        - -            0.04


World                7 mo. to
C                    11/30/98(D)    $19.57      $(0.02)    $(1.50)         $ (1.52)    $ -.-       $ -.-           $ -.-
                     11/30/99        18.05        0.09       2.94             3.03       - -         - -             - -

Common Stock         7 mo. to
C                    11/30/98(D)    $45.23      $ 0.06     $(0.71)         $ (0.65)    $ 0.03      $ -.-          $ 0.03
                     11/30/99        44.55       (0.03)      2.20             2.17       0.01        3.81           3.82

Balanced             7 mo. to
C                    11/30/98(D)    $20.87      $ 0.20    $( 0.01)         $  0.19     $ 0.16      $ -.-          $ 0.16
                     11/30/99        20.90        0.32      (0.03)            0.29       0.32        1.48           1.80




(table contineud)


                                                                    Ratio of                      Ratio of
                                                                    Expenses to       Ratio       Net Investment
                     Net asset         Net assets      Ratio of     Average net       of Net      Income to Avg.
                     value,    Total   at end of       Expenses to  Assets before     Income to   net assets before   Portfolio
                     end of    return* period          average net  Expense           Avg. net    voluntary expense - turnover
Fund                 period    (%)     (000 omitted)   assets (%)   Reduction**(%)    assets (%)  reimbursements      Rate (%)
----                 --------- ------- -------------   -----------  --------------    ----------  ------------------- ---------

Balanced               $ 18.58    9.6#   $ 10,948        2.12+        2.13+              2.21+          -.-               83
B                        20.32    14.6     26,593        1.88         1.89               2.21           -.-               63
                         20.91    11.3     46,946        1.89         1.90               1.91           -.-               81
                         19.41     1.8     52,086        1.86         1.87               2.00           - -              110


High Yield             $ 10.40    7.2#   $ 33,808        1.30+        1.34+               7.70+         -.-              133
B                         9.74    2.4      55,911        1.49         1.52                8.19          -.-              139
                          9.18    2.5      59,518        1.65         1.66                8.40          - -              144


Bond                   $  6.36    4.5#  $  4,714        2.16+         2.18+               5.28+        5.28+             176
B                         6.38    5.9      8,115        1.87          1.90                5.46         5.46              130
                          6.46    6.8     16,601        1.64          1.84                5.40         5.22              147
                          5.96   (2.6)    20,703        1.63          1.81                5.41         5.25              207


Money                  $  1.00    3.0#   $ 3,160        0.76+         0.77+               4.40+        -.-               - -.
Market                    1.00    4.7      3,434        0.73          0.73                4.50         -.-               - -.
B                         1.00    4.5      4,422        0.77          0.78                4.42         -.-               - -.
                          1.00    3.8      5,378        0.92          0.93                3.79         - -               - -



World                  $  18.05  (7.8)#  $ 1,013        2.20+         2.21+               0.23+        -.-                 12
C                         21.08  16.8      1,820        2.28          2.29                0.85         - -                 35


Common Stock           $  44.55  (1.4)#  $ 5,358        1.92+         1.92+               0.08+        -.-                 28
C                         42.90   5.0       7323        1.90          1.90               (0.04)        - -                 37


Balanced               $  20.90   0.9#   $ 1,523        2.17+         2.18+               1.63+        -.-                 81
C                         19.39   1.4      3,350        2.24          2.25                1.65         - -                110




For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com



                                                           Net gains or
                                                           Losses on
                     Fiscal         Net asset   Net        Securities                  Dividends
                     year           value,      investment both Realized   Total From  from net    Distributions
                     (period)       beginning   income     and             Investment  investment  from capital   Total
Fund                 ended          of period   (loss)     Unrealized      Operations  income      gains          Distributions
----                 --------       ---------   ---------- -------------   ----------  ----------  -------------- -------------

High Yield           7 mo. to
C                    11/30/98(D)    $10.70      $ 0.41     $(0.91)         $ (0.50)    $ 0.45      $ -.-          $ 0.45
                     11/30/99         9.75        0.72      (0.56)            0.16       0.72        --             0.72


Balanced             11 mo. to
D                    11/30/99 (F)   $19.68       $0.33      $(0.38)         $ (0.05)   $ 0.31      $ - -          $ 0.31



(table contineud)


                                                                    Ratio of                      Ratio of
                                                                    Expenses to       Ratio       Net Investment
                     Net asset         Net assets      Ratio of     Average net       of Net      Income to Avg.
                     value,    Total   at end of       Expenses to  Assets before     Income to   net assets before   Portfolio
                     end of    return* period          average net  Expense           Avg. net    voluntary expense - turnover
Fund                 period    (%)     (000 omitted)   assets (%)   Reduction**(%)    assets (%)  reimbursements      Rate (%)
----                 --------- ------- -------------   -----------  --------------    ----------  ------------------- ---------

High Yield           $   9.75   (4.7)#  $  1,956        2.05+        2.06+              7.63+          -.-             139
C                        9.19    1.7       4,001        2.41         2.42               7.69           - -             144



Balanced              $ 19.32  (0.2)#   $  1,138        2.07+        2.08+              1.93+          - -             110
D



         (A)      Commenced operations March 27, 1995.
         (B)      Commenced operations April 1, 1996.
         (C)      Commenced operations June 23, 1997.
         (D)      Commenced operations May 4, 1998.
         (E)      Commenced operations January 12, 1998.

         (F)      Commenced operations January 4, 1999
         (G)      Commended operations September 13, 1999

         +        Annualized.
         #        Not annualized.
         *        Total return is calculated assuming an initial investment
                  made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

         ** Expense reductions are comprised of the voluntary expense reimbursements and include, the earnings credits that are received from the custodian and dividend paying agent on cash balances.






For information and assistance call your Financial Advisor or Investor Services at 1-800-282-FUND (3863)
Visit us online at www.sentinelfunds.com

                      STATEMENT OF ADDITIONAL INFORMATION


                                March 30, 2000



                              THE SENTINEL FUNDS
                              National Life Drive
                           Montpelier, Vermont 05604
                             (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")

Sentinel Mid Cap Growth Fund (the "Mid Cap Growth Fund")

Sentinel Small Company Fund (the "Small Company Fund")
Sentinel Growth Index Fund (the "Growth Index Fund")
Sentinel Flex Cap Opportunity Fund (the "Flex Cap Opportunity Fund")
Sentinel World Fund (the "World Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund") Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")



Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of fourteen separate and distinct funds, twelve of which are diversified (the Growth Index and New York Funds being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The fourteen funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 30, 2000 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.


Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Life Insurance Company ("Provident") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND(3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 1999 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


                                                                       Page


The Funds.............................................................   4
Investment Objectives and Policies....................................   5
Investment Restrictions...............................................  17
Management of the Funds...............................................  19
Principal Shareholders................................................  24
The Investment Advisor................................................  24
Principal Underwriter.................................................  28
The Distribution Plans................................................  28
The Fund Services Agreements..........................................  30
Portfolio Transactions and Brokerage Commissions......................  31
Portfolio Turnover....................................................  34
Capitalization........................................................  34
How To Purchase Shares and Reduce Sales Charges.......................  35
Issuance of Shares at Net Asset Value.................................  35
Determination of Net Asset Value......................................  35
Computation of Maximum Offering and Redemption Prices.................  37
Taxes.................................................................  38
Shareholder Services..................................................  43
Total Return, Yield and Tax-Equivalent Yield Information..............  44
General Information...................................................  47
Financial Statements..................................................  48
Appendix A - Description of Bond Ratings..............................  49
Appendix B - Economic and Other Conditions in New York................  53
Appendix C - Economic and Financial Conditions in Pennsylvania........  70

                                   THE FUNDS

     Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

     On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Mid Cap Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

     The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident.


     On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "Purchase Options".

     On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

     On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company. On June 10, 1999, the Board of Directors of the Company authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board of Directors of the Company authorized the creation of the Flex Cap Opportunity Fund as a new series of the Company.




                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.


General Considerations and Risks

     Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index, New York and Pennsylvania Funds, which are non-diversified investment companies.


     Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or, except for the Flex Cap Opportunity Fund, group of industries, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

     Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds (except for the Flex Cap Opportunity Fund, whose investments in repurchase agreements are discussed separately below) will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds, except for the Flex Cap Opportunity Fund, will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

     Illiquid and Restricted Securities. As stated in the Prospectus, the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. The Flex Cap Opportunity Fund may also invest up to 15% of its net assets in illiquid securities, which include restricted securities, securities for which there is readily available market, and repurchase agreements with maturities of greater than 7 days. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor or subadvisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund for the purpose of determining whether Rule 144A Securities and, in the case of the High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor or applicable subadvisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund, the High Yield Fund and the Flex Cap Opportunity Fund, and corporate loans by the High Yield Fund.


     To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor (or the subadvisor), under the supervision of the Board of Directors, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

     If an investment becomes illiquid, the affected Fund's Advisor or subadvisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.


Considerations and Risks Applicable to the Fixed-Income Funds

     Each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages .

     When Issued Purchases. The High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if Sentinel Advisors or Evergreen Investment Management Company ("Evergreen"), the subadvisor to the High Yield Fund, believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.



Considerations and Risks Applicable to the Tax-Exempt Funds

     As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. This is not a principal investment strategy of the Funds. To hedge their portfolios, the Tax-Exempt Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate fluctuations in market value of portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.


     Description of Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position generates a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

     The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

     Futures Strategies. A Tax-Exempt Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

     When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Financial Futures Contracts. The Tax-Exempt Funds also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

     The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Financial Futures Contracts. The purchase of a put option on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

     The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

     The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

     Risk Factors in Futures and Options Transactions. Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

     The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

     The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

     Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     Tax-Exempt Obligations. The Tax-Exempt Funds may invest in municipal obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to a federal alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

     Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

     The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

     During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York, respectively) or is exempt only from Pennsylvania or New York personal income taxes, respectively (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

     Variable or Floating Rate Notes. The Tax-Exempt Funds may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

     Municipal Bond Insurance. Certain of the municipal obligations held in the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

     A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

     A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

     A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

     Other Matters Specific to the New York Fund. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

     Because the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.

     Other Matters Specific to the Pennsylvania Fund. The Pennsylvania Fund is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

     Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

     The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

     In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the Flex Cap Opportunity Fund

     Cash Position. In order to afford the Flex Cap Opportunity Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. When the analysis of economic and technical market factors by the subadvisor, Fred Alger Management, Inc. ("Alger") suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.

     Small Capitalization Investments. Certain companies in which the Flex Cap Opportunity Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

     Repurchase Agreements. Like the other Funds, the Flex Cap Opportunity Fund may invest in repurchase agreements. Repurchase agreements the Fund will enter into will usually be for periods of one week or less, and the value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears the same risk of loss in the event that the other party to a repurchase agreement declares bankruptcy or defaults on its obligations that is discussed on page of this Statement of Additional Information. Alger reviews the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

     Warrants and Rights. The Flex Cap Opportunity Fund may invest in securities convertible into or exchangeable for equity securities including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

     Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Flex Cap Opportunity Fund may invest up to 5% of its total assets in Portfolio Depositary Receipts, which are exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Fund may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

     Foreign Securities. The Flex Cap Opportunity Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or U.S. dollar denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

     The Flex Cap Opportunity Fund may purchase ADRs, ADSs or U.S. dollar-denominated securities of foreign issuers which are not subject to the 20% foreign securities limitation. ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.


     Borrowing. The Flex Cap Opportunity Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Flex Cap Opportunity Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Flex Cap Opportunity Fund's shares will decrease faster than would otherwise be the case. The Flex Cap Opportunity Fund may also borrow from banks for temporary or emergency purposes. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Flex Cap Opportunity Fund may be required to sell some of its portfolio holdings within three business days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



Considerations and Risks Applicable to the World Fund


     Foreign Currency Transactions. The value of the assets of the World Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

     The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

     The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

     Second, when the Advisor or INVESCO Global Asset Management (N.A.), Inc., the World Fund's subadvisor ("INVESCO") believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

     The Fund will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

Foreign Securities for Funds other than the World Fund

     Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.


                            INVESTMENT RESTRICTIONS

     The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund other than the Flex Cap Opportunity Fund of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.


     The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

     It is also a fundamental policy of the Company and the Pennsylvania Fund that THEY may not borrow money, except as otherwise described above for the Flex Cap Opportunity Fund and except, for all Funds, from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, the Advisor, a subadvisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of its Funds may deal in options, commodities or commodities contracts, except as otherwise described in the Prospectus for the Growth Index Fund, and except further to the extent the Tax-Exempt Funds or the High Yield Fund may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds, except for the Flex Cap Opportunity Fund, are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.


     The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

     The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for the Flex Cap Opportunity Fund, the High Yield Bond Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the Growth Index Fund and the Flex Cap Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Bond Fund and the Flex Cap Opportunity Fund. The Company may not make short sales of securities, except to the extent described above for the Flex Cap Opportunity Fund.

     Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.


     Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.


     The Pennsylvania Fund. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

     The Pennsylvania Fund may not:

     1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

     2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

     3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

     4. Purchase securities of companies for the purpose of exercising control.

     5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

     7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

     8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

     9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

     The above investment limitations are considered at the time that portfolio securities are purchased.

     If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

     In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                            MANAGEMENT OF THE FUNDS


     Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same twelve individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the World Fund, Evergreen with respect to the High Yield Fund, and Alger with respect to the Flex Cap Opportunity Fund. See the "The Investment Advisor", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. In the case of those persons who also hold positions with affiliated persons of the Funds, such positions are also indicated.


PATRICK E. WELCH * - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, VT 05604

Age 53

National Life - Chairman and Chief Executive Officer, 1997 to present; GNA Corporation (Insurance) - Chairman of the Board, Chief Executive Officer and President of GNA Corporation - 1992 to 1996; LSW National Holdings, Inc. - Chairman and Director; National Financial Services, Inc. - President and Director; Administrative Services - Director - 1997 to present, National Life Investment Management Company, Inc., - Director - 1997 to present; Equity Services, Inc. - Director - 1997 to present; Sentinel Administrative Service Corporation - Director - 1997 to present; and National Retirement Plan Advisors, Inc.- Director - 1997 to present.


JOSEPH M. ROB* - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604

Age 57

Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI - Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1997 to present; American Guaranty & Trust Company - Director, 1993 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.


RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California 93923

Age 68

National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991; The Monterey Institute for International Studies - Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society - President, 1980 to 1995.


DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina 27514-1711

Age 69

Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; USLIFE Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. - Director, 1981 to 1993.


JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023

Age 63
Fordham University School of Law - Dean, 1982 to present; American Home Products Corporation - Director, 1987 to present.


RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont 05672

Age 65

Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.


ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California 93727

Age 69

Sports Consultant; formerly Executive Director- National Fitness Foundation; former U.S. Congressman.


KENISTON P. MERRILL* - DIRECTOR/TRUSTEE
Brainstorm Farm, P. O. Box 404
Randolph, Vermont 05060

Age 63
Chairman of the Board of the Company, 1990 to 1997; Chairman of the Board of the Pennsylvania Fund, 1990 to 1997; Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to 1997; National Life - Executive Vice President and Chief Investment Officer, 1994 to 1995; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995; American Guaranty & Trust Company - Director, 1993 to 1997.



DEBORAH G. MILLER - DIRECTOR/TRUSTEE
1117 Hamilton Avenue
Palo Alto, CA  94301

Age 50
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995.

JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010

Age 50
Director and Senior Fellow - Hoover Institution (academic institution), 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.



SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut 06830-4505

Age 54

Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present.


ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Director of Stakeholder Relations
Texaco, Inc.
200 Westchester Avenue
White Plains, New York  10650

Age 43
Texaco, Inc. (major oil company) - Director of Stakeholder Relations, 1997 to present; Arent Fox Kintner Plotkin & Kahn (law firm) - Lawyer, 1990 to 1997; Trustee, District of Columbia Retirement Board; Member of the Steering Committee of the NAACP Legal Defense Fund.



JOHN M. GRAB, JR., C.P.A.* - VICE PRESIDENT
National Life Drive
Montpelier, Vermont 05604

Age 53

Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.


THOMAS P. MALONE* - VICE PRESIDENT & TREASURER
National Life Drive
Montpelier, Vermont 05604

Age 44

Sentinel Administrative Service Company - Vice President, 1997 to present; Assistant Vice President, 1990 to 1997; Sentinel Group Funds, Inc. - Vice President & Treasurer, 1997 to present; Assistant Vice President, 1990 to 1997


D. RUSSELL MORGAN* - SECRETARY
National Life Drive
Montpelier, Vermont 05604

Age 44
National Life - Senior Counsel, 2000 to present; Counsel, 1994 to 2000;; ESI - Counsel, 1986 to present; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.



*"Interested Persons" (as defined in the 1940 Act).


     The officers and directors/trustees of the Funds who are employees of National Life, Provident, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. The Company and the Pennsylvania Fund also reimburse directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1999 to the officers and directors/trustees of the Funds as a group was $313,278.

     The following table sets forth for the fiscal year ended November 30, 1999 compensation paid by the Company and by the Pennsylvania Fund to the directors/trustees who are not affiliated with the Advisor:



                                                                               Pension or          Total
                                                       Aggregate               Retirement          Compensation
                                                       Compensation            Benefits            from Fund
Name of                         Aggregate              From                    Accrued as          and Sentinel
Director/                       Compensation           Pennsylvania            Part of Fund        Pennsylvania
Trustee                         from Company           Tax-Free Trust          Expense             Tax-Free Trust
-------                         ------------           --------------          -------             --------------

Richard J. Borda                $23,500                $3,500                  None                $27,000
Kalman J. Cohen                 $23,500                $3,500                  None                $27,000
Richard D. Farman               $  5,500               $   825                 None                $  6,325
John D. Feerick                 $23,500                $3,500                  None                $27,000
Richard I. Johannesen           $23,500                $3,500                  None                $27,000
Robert B. Mathias               $23,500                $ 3,500                 None                $27,000
Deborah G. Miller               $23,500                $ 3,500                 None                $27,000
John Raisian                    $23,500                $ 3,500                 None                $27,000
Susan M. Sterne                 $23,500                $3,500                  None                $27,000
Angela E. Vallot                $23,500                $3,500                  None                $27,000



Code of Ethics

     The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.


     The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities (with certain exceptions). In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security unless certain conditions are present.



                            PRINCIPAL SHAREHOLDERS


     As of February 29, 2000, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially 58,168,774.544 shares amounting to 21.3% of the outstanding shares of the Company (13% of the voting power) which included 3,057,959.833 shares of the Common Stock Fund amounting to 7.7% of such Fund, 2,054,507.504 shares of the Balanced Fund amounting to 11.6% of such Fund, 2,074,317.286 shares of the Mid Cap Growth Fund amounting to 18.9% of such Fund, 2,058,873.528 shares of the Small Company Fund amounting to 8.5% of such Fund, 1,851,719.630 shares of the World Fund amounting to 25.7% of such Fund, 2,781,981.106 shares of the High Yield Fund amounting to 28.8% of such Fund, 4,118,496.682 shares of the Bond Fund amounting to 24.8% of such Fund, 715,797.596 shares of the Government Securities Fund amounting to 11.1% of such Fund, 224,345.892 shares of Short Maturity Fund amounting to 3.4% of such Fund, 36,915,551.510 shares of the Money Market Fund amounting to 30.9% of such Fund, 423,226.422 shares of the Tax-Free Income Fund amounting to 6.7% of such Fund, and 68,320.253 shares of the New York Fund amounting to 4.7% of such Fund. National Life and its affiliates also owned 52,526.201 shares of the Pennsylvania Fund amounting to 2.2% of the outstanding shares on such date.

     As of February 29, 2000, none of the approximately 116,599 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the New York
Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303
- 157,838.527 shares amounting to 10.8% of the class; Donaldson, Lufkin & Jenrette Securities Corporation Inc., P. O. Box 2052, Jersey City, New Jersey 07303-2052, 122,448.980 shares amounting to 8.4% of the class; Mr. John Kenny Carlin and Mary Anne Carlin, 6110 South County Line Road, Burr Ridge, Illinois 60521-5220 - 178,524.924 shares amounting to 12.2% of the class; and Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - 74,008.919 shares amounting to 5.1% of the class.


     In the case of the High Yield Fund, the World Fund and the Money Market Fund, the ownership by National Life and its affiliates may be deemed to be a controlling interest in the Fund. As a result, on matters in which these Funds vote separately as a class, it may be difficult for the other shareholders to adopt resolutions opposed by National Life, or to defeat proposed resolutions supported by National Life. National Life is organized under the laws of the State of Vermont.


                            THE INVESTMENT ADVISOR


     The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life, Provident, and Penn Mutual. National Life's affiliate is the majority partner of the Advisor. Patrick E. Welch, the Chairman and Chief Executive Officer of the Funds, is also Chairman and Chief Executive Officer of National Life. As such, he may be deemed to control the Advisor. Joseph M. Rob, the President of the Funds, is also Chief Executive Officer of SFSC, the Funds' distributor, Sentinel Administrative Service Company, the Funds' transfer agent and fund accounting service provider, and Sentinel Management Company, an umbrella partnership which coordinates the activities of the other partnerships. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life, Provident and Penn Mutual, with National Life being the majority partner in each case. Mr. Rob is also Chairman & Chief Executive Officer of Equity Services, Inc., a broker-dealer which is wholly owned by National Life. John M. Grab, Jr., Thomas P. Malone, and D. Russell Morgan, the Vice President, Vice President and Treasurer, and Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown on pages ____ .

     As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Mid Cap Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund:
0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund:
0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the Growth Index Fund, the Advisor receives from the Growth Index Fund a fee based on the average daily value of the net assets of the Growth Index Fund equal to 0.30% per annum on such average daily net assets. Under a separate advisory agreement with the Flex Cap Opportunity Fund, the Advisor receives from the Flex Cap Opportunity Fund a fee based on the average daily value of the net assets of the Flex Cap Opportunity Fund equal to 0.90% per annum on such average daily net assets. Before waivers of advisory fees, for the fiscal year ended November 30, 1999, such fees aggregated $17,372,950, for the fiscal year ended November 30, 1998, such fees aggregated $16,207,972, and for the fiscal year ended November 30, 1997, such fees aggregated $13,907,812. Of the above advisory fees, $775,429 were waived in the fiscal year ended November 30, 1999.

     As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the Pennsylvania Fund paid advisory fees of $180,302, $190,754 and $188,819, respectively. Of these advisory fees, $180,302 were waived in the fiscal year ended November 30, 1999.


     Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.


     Effective March 31, 2000, the Advisor has voluntarily agreed for a period at least until November 30, 2000, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

         Bond Fund Class A shares.....................................0.75%
         Government Securities Fund Class A shares....................0.84%
         Short Maturity Government Fund Class A shares................0.75%
         Tax-Free Income Fund Class A shares..........................0.77%
         Pennsylvania Fund Class A shares.............................0.76%
         New York Fund Class A shares.................................0.00%
         Growth Index Class A shares..................................0.65%

In the case of the Bond Fund, the waiver of advisory fees also benefits the Class B shares of the Bond Fund, which will experience the same reduced effective advisory fee rate as the Class A shares of the Bond Fund. The Advisor currently intends to reset the above expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 2000.

     Effective September 10, 1999, the Advisor has voluntarily agreed for a period at least until November 30, 2000, to waive advisory fees or other expenses necessary to cap the expense ratio of the Growth Index Fund at 0.65%.

     In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the World Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 1999, and no reimbursement was required under this policy.

     The Company's advisory agreement applicable to all Funds other than the High Yield Fund, the Growth Index Fund and the Flex Cap Opportunity Fundwhich was approved by the Company's shareholders on November 30, 1992, the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, the advisory agreement applicable to the Growth Index Fund, which was approved by the Company's Board of Directors on June 10, 1999 and the Growth Index Fund's shareholders on September 13, 1999, and the advisory agreement applicable to the Flex Cap Opportunity Fund, which was approved by the Company's Board of Directors on December 9, 1999 and the Flex Cap Opportunity Fund's shareholders on February 25, 2000, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, Growth Index Fund and Flex Cap Opportunity Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.


     The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.


     As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated July 1, 1999. In accordance with this sub-advisory agreement, INVESCO provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to June 30, 1999, INVESCO provided the same services under identical sub-advisory agreements and prior to that, Cashman Farrell & Associates was the subadvisor under a similar sub-advisory agreement.


     Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement also may be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.


     Also, as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Alger with respect to the Flex Cap Opportunity Fund. Pursuant to this agreement, Alger provides the Advisor with a continuous investment program consistent with the Flex Cap Opportunity Fund's stated investment objective and policies. Under this agreement, the Advisor pays a fee to Alger equal to 0.50% per annum of the average daily net assets of the Flex Cap Opportunity Fund. This agreement became effective February 29, 2000. This sub-advisory agreement also may be terminated by either of the Advisor or Alger or by action of the Board of Directors of the Company or the shareholders of the Flex Cap Opportunity Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.



     The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1999 were $465,054 and $346,694, respectively. The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1998 were $430,058 and $253,092, respectively; and the fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1997 were $329,200 and $52,589, respectively.


                             PRINCIPAL UNDERWRITER


     SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 1999, 1998 and 1997 were $3,382,541, $4,834,945 and $4,790,051, respectively.
Of this amount, SFSC retained, in the fiscal years ended November 30, 1999, 1998 and 1997, $157,275, $153,177 and $148,883.

     During the fiscal year ended November 30, 1999, SFSC also received $785,304 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.


                            THE DISTRIBUTION PLANS


     The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, World, Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. The Plans were extended to include the Class A shares and Class B shares of the Growth Index Fund on June 10, 1999. Effective May 4, 1998, the Class C shares of the Common Stock, Balanced, World and High Yield Funds have adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998 Plan (all of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class A, Class B and Class C shares of the Flex Cap Opportunity Fund on December 9, 1999. In all cases, the Plans reimburse SFSC for expenses actually incurred.

     The Class A, Class B and Class C shares of each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 1999.



                                                        RECOVERY OF               SALARY          RENT
                          SERVICE FEES                  PREPAID SALES             AND             & OTHER
    FUND                  PAID TO DEALERS               COMMISSION                BENEFITS        MISC. EXP.


    Common                $    2,572,400                $   1,059,634           $1,398,354           272,248
    Balanced                     631,092                      388,919              298,428           57,867
    Mid Cap Growth               196,125                       60,856               98,496          19,828
    Small Company                202,588                       87,064               94,707          18,403
    World                         93,750                      151,269               98,103          19,459
    High Yield                    58,200                      316,445               58,147          11,362
    Bond                         101,511                      135,418               82,651          16,098
    Government                    60,032                            -               56,106          10,832
    Short Maturity                63,117                            -               56,727          11,066
    Tax Free                     166,316                            -               69,484          13,521
    NY Tax Free                   27,413                            -               12,541           2,484
    PA Tax Free                   17,625                            -               25,877           5,000
    Growth Index                       -                        4,518                1,562             605

    TOTAL                 $    4,190,169                 $  2,204,123           $2,351,183      $  458,773



    FUND                  PROSPECTUS                                    TOTAL
                          PRINTING &              TRAVEL &              12B-1
                          SALES                   ENTERTAINMENT        ACCRUAL
                          PROMOTION

    Common                $   752,231              $   236,461      $     9,952
    Balanced                  166,176                   50,442        6,347,823
    Mid Cap Growth             61,711                   16,692        1,528,854
    Small Company              65,369                   15,990          438,285
    World                      59,286                   16,616          452,477
    High Yield                 31,911                    9,831          536,938
    Bond                       45,904                   13,975          494,567
    Government                 31,729                    9,484          363,256
    Short Maturity             30,391                    9,597          142,162
    Tax Free                   36,725                   11,760          253,042
    NY Tax Free                 6,263                    2,122          177,146
    PA Tax Free                13,991                    4,369           32,161
    Growth Index                1,226                      284           65,572

                          $     1,302,913           $   397,623     $10,842,235


     Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that this amount will be less for the High Yield Fun Class B shares for so long as National Life maintains a significant investment in High Yield Fund Class B shares). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

     Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

     Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

     The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

     The Plans have been approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

     The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

     SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                         THE FUND SERVICES AGREEMENTS


     Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through State Street Bank & Trust - Kansas City ("State Street"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

     For these services, the Fund Services Agreements currently provide for the Funds to pay to Sentinel Service fixed fees totalling $896,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

     Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1999, 1998 and 1997 were $3,660,697, $3,596,581 and $3,526,500, respectively.


     Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident and Penn Mutual are the general partners.

     The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

     The Funds' policy, other than for the Flex Cap Opportunity Fund, in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, portfolio transactions for the Flex Cap Opportunity Fund will be executed through Fred Alger & Company, Incorporated (the "Alger Broker"), if in the judgment of Alger, the use of the Alger Broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, the Alger Broker charges the Flex Cap Opportunity Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

     In selecting brokers or dealers to execute portfolio transactions for the Flex Cap Opportunity Fund, Alger seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

     In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

     Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor and the Funds' subadvisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor or subadvisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's or subadvisor's overall responsibilities to the Funds and to its other clients.

     Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Although research and market and statistical information from brokers and dealers can be useful to the Funds, to the Advisor, and to the subadvisors, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's and the subadvisors' own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff or the subadvisors' staffs.

     The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

     The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or the subadvisors in managing its other client accounts, as well as the Funds. However, the Advisor and the subadvisors use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.


     Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1999, 1998 and 1997 the Funds paid total brokerage commissions of $1,895,116, $1,804,189 and $1,467,627, respectively. Brokerage commissions paid by each Fund were as follows:


                                                                 Year Ended
Fund                                             11/30/99          11/30/98         11/30/97
----                                             --------          --------
Common Stock                                     1,820,575        $1,152,082        $860,093
Balanced                                            258,922          194,922         119,380

Mid Cap Growth                                      254,820          255,666         222,905

Small Company                                       128,898          201,520         128,474
World                                               156,812           90,926         136,775
High Yield(1)                                            ---          ---              ---
Bond                                                     ---          ---              ---
Government Securities                                    ---          ---              ---
Short Maturity Gov't (2)                                 ---          ---              ---
Money Market                                             ---          ---              ---
Tax-Free Income                                          ---          ---              ---
New York (3)                                             ---          ---              ---
Pennsylvania                                             ---          ---              ---
Growth Index (4)                                         ---          ---              ---
Flex Cap Opportunity(5)                                  ---          ---              ---



(1)  Commenced operations on June 23, 1997
(2)  Commenced operations on March 24, 1995.
(3)  Commenced operations on March 27, 1995.
(4)  Commenced operations on September 10, 1999.

(5)  Commenced operations on  February 29, 2000.

     The Funds paid brokerage commissions of $54,684, $28,702 and $24,384 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 1999, November 30, 1998 and 1997, respectively. Janney Montgomery Scott, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 2.1% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 1999. The commission rate applicable to all such transactions was $.06 per share, the same commission rate paid by the Funds in all its transactions.

     Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 100% was allocated in 1999, 1998 and 1997 to brokers or dealers whose furnishing of research information was a factor in their selection.



                              PORTFOLIO TURNOVER


     Purchases for the Small Company, Common Stock, Growth Index, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

     The Mid Cap Growth, and Flex Cap Opportunity Funds may have a high level of portfolio turnover. These Funds may engage in relatively short term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses. In addition, a high level of short term trading may increase the Mid Cap Growth Fund's and the Flex Cap Opportunity Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

     In pursuit of the investment objectives of the High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds and the bond portion of the Balanced Fund, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.

     There were no significant variations in the Funds' portfolio turnover rates over the two most recently completed fiscal years, or any anticipated variations in these portfolio turnover rates from those in the fiscal year ended November 30, 1999, except that portfolio turnover for the Balanced Fund increased from 81% to 110% due to more active management of the bond portion of the Fund, and that portoflio turnover increased from 147% to 207% for the Bond Fund, again due to more active management of the Fund's bond investments.


                                CAPITALIZATION

     Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

     The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

     In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

     Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.


                            HOW TO PURCHASE SHARES
                                      and
                             REDUCE SALES CHARGES


     Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Mid Cap Growth, Small Company, World, High Yield and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Common Stock, Balanced, World and High Yield Funds, and the Class D shares offered by the Balanced Fund, is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.


     The Group Purchase Program - Clients of a single registered representative or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                     ISSUANCE OF SHARES AT NET ASSET VALUE

     Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

     The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.


                       DETERMINATION OF NET ASSET VALUE


     The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

     In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

     Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.



          COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 1999

Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)


                       Common                               Mid Cap           Small
                       Stock               Balanced         Growth            Company          World
                       Fund                Fund             Fund              Fund             Fund

Net assets             $1,538,670,516      $297,027,373     $140,632,815      $107,919,194     $107,413,034

Shares outstanding         35,854,259        15,326,401        7,902,012       18,785,106         5,047,081
Net asset value per
  share (redemption
 price)                $42.91              $19.38           $17.80            $5.74            $21.28
Maximum offering
  price per share*     $45.17              $20.40           $18.74            $6.04            $22.40
============================================================================================================
                                            Government      Short Maturity
                          Bond              Securities      Gov't.            Money Market     Growth Index
                          Fund              Fund            Fund              Fund             Fund

Net assets                $82,106,965       $65,136,283     $67,647,478       $121,884,133     $28,530,231
Shares outstanding         13,816,817         6,813,609       7,061,732        121,884,133     $ 1,339,455
Net asset value per
  share (redemption
  price)                   $5.94                $9.56       $9.58             $1.00            $21.31
Maximum offering
  price per share*         $6.19                $9.96       $9.68             $1.00            $21.85

============================================================================================================
                           Tax-Free
                           Income           New York       Pennsylvania       High Yield
                           Fund             Fund           Fund               Bond Fund

Net assets                $85,974,722       $16,175,014    $30,630,106        $28,252,770
Shares outstanding          6,822,312         1,444,375      2,521,307          3,074,099
Net asset value per
  share (redemption
  price)                   $12.60           $11.20               $12.15        $9.19
Maximum offering
  price per share*         $13.13           $11.67               $12.66        $9.57
===========================================================================================================


The Flex Cap Opportunity Fund did not exist as of November 30, 1999.

For the Common Stock Fund, Balanced Fund, Mid Cap Growth Fund, Small Company Fund and World Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share for the Growth Index Fund, the maximum offering price is 1000/975 times the net asset value per share.


In the case of Class B, Class C shares and Class D shares, the maximum offering price is equal to the net asset value per share.

                                     TAXES

General

     Each Fund intends to continue to qualify (and the Flex Cap Opportunity Fund intends to elect and to qualify) for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B Class C and Class D shareholders, as applicable. Each Fund intends to distribute substantially all of such income.

     As discussed in the Prospectus, the Company consists of fourteen separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.


     Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, (as well as any amount of capital gain dividends in the different categories of capital gain referred to above), and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).


     With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction among theClass A, Class B, Class C and Class D shareholders as applicable according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

     If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or the Pennsylvania Fund, as the case may be, or who, to the Company's or Pennsylvania Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.


     Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the World Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.


     No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company (or Pennsylvania Fund) reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company and the Pennsylvania Fund anticipate that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.


     At November 30, 1999, the Bond, Government Securities, Short Maturity Government, High Yield, Tax-Free, New York Tax-Free and Pennsylvania Tax-Free Funds had capital loss carryforwards for federal income tax purposes of $6,920,574, $7,707,369, $2,856,394, $6,033,602, $668,431, $310,230 and
$96,951, respectively.


Tax-Exempt Funds

     The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company or the Pennsylvania Fund, as the case may be, as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

     All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

     Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

     The Code subjects interest received on certain otherwise tax-exempt securities to a federal AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

     The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.

Tax Treatment of Options and Futures Transactions

     The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Tax-Exempt Funds solely to reduce the risk of changes in price or interest rates with respect to their investments.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

Foreign Currency Transactions


     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the diversification requirements applicable to RICs.

     A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions". However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988, as discussed below. The World Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


     Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of a shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in the Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

                             SHAREHOLDER SERVICES

     Open Account An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

     The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund and to reject any purchase order.

     Policyowners of National Life, Provident or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

     Stock certificates will be issued upon written request and without charge.

     Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

     Automated Clearing House ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

     Distribution Options Shareholders of the Funds may elect to reinvest automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

     Automatic Investment Plan See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

     Telephone Investment Service See the Prospectus for information and an application.


     Check Writing Service (Class A shares of the High Yield, Bond, Government Securities, Short Maturity Government, Money Market, Tax-Free Income, New York and Pennsylvania Funds) A special feature of the Class A shares of these Funds is the Check Writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

     Sentinel Service provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.


     There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

     Exchange Privilege This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

     An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.

     Reinstatement Privilege Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.

     If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.


           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION


     Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 1999 were:

NOTE:  UPDATE ALL THESE #'S



                                                             Average Annual Total Return for the
                                                             -----------------------------------
                                      One Year Ended             Five Years Ended           Ten Years Ended
                                      November 30, 1999          November 30, 1999          November 30, 1999
                                      -----------------          -----------------          -----------------
Common Stock Fund-A                   0.6%                        18.6%                     13.2%
Common Stock Fund-B                   1.1%                        13.7%(6)
Common Stock Fund-C                   4.0                           1.6 (10)

Balanced Fund-A                       -2.6%                       12.9%                     10.0%
Balanced Fund-B                       -2.2%                       9.3%(6)
Balanced Fund-C                       0.4                         0.8(10)
Balanced Fund-D(9)                    N/A                         N/A                       N/A

Mid Cap Growth Fund-A                 23.9%                       21.2%                     12.8%
Mid Cap Growth Fund-B                 25.0                        19.1(11)

Small Company Fund-A                  -2.5%                        10.9%                    10.5%(2)
Small Company Fund-B                  -1.8%                        9.9%(6)

World Fund-A                          12.2%                        12.1%                    13.7%(2)
World Fund-B                          13.1%                        11.6%(6)
World Fund-C                          15.8                           4,2

High Yield Fund - A                   -1.2%                        3.6%(1)                  N/A
High Yield Fund - B                   -1.51.1%                     3.4%(1)                  N/A
High Yield Fund - C                    0.7%                       -2.6

Bond Fund-A                           -5.9%                        6.1%                     6.9%
Bond Fund-B                           -6.7%                        2.9%(6)

Gov. Sec. Fund-A                      -6.4%                        6.1%                     6.6%

Short Maturity Fund-A                  2.1%                        5.7%(3)                  N/A

Tax-Free Income Fund-A                -6.7%                        5.3%                      6.1%(4)

New York Fund-A                       -7.2%                        4.4%(5)                  N/A

Pennsylvania Fund-A                   -7.1%                        4.9%                     5.3%

Growth Index Fund-A(7)                N/A                          N/A                      N/A
Growth Index Fund-B(7)                N/A                          N/A                      N/A

Flex Cap Opp. Fund-A(8)               N/A                          N/A                      N/A
Flex Cap Opp. Fund-B(8)               N/A                          N/A                      N/A
Flex Cap Opp. Fund-C(8)               N/A                          N/A                      N/A


(1) For the period June 23, 1997 (commencement of operations) through November 30, 1999.
(2) For the period from March 1, 1993 (commencement of operations) through November 30, 1999.
(3) For the period from March 24, 1995 (commencement of operations) through November 30, 1999.
(4) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through November 30, 1999.
(5) For the period from March 27, 1995 (commencement of operations) through November 30, 1999.
(6) For the period from April 1, 1996 (commencement of operations) through November 30, 1999 .
(7)  Commenced operations on September 10, 1999.
(8)  Commenced operations on February 25, 2000.
(9)  Commended operations on January 4, 1999.
(10) For the period May 4, 1998 through November 30, 1999
(11) For the period January 12, 1998 through November 30, 1999.

     The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Mid Cap Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Class D shares of the Balanced Fund and the Class A and B shares of the Growth Index Fund,, , since they had less than one year of results as of November 30, 1999, or for the Class A, B and C shares of the Flex Cap Opportunity Fund, which had not begun operations as of November 30, 1999.


     Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

     On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Standard & Poors 500 BARRA Growth Index, the Standard & Poors 500 BARRA Value Index, the Standard and Poors 400 Midcap Index, the Russell 2000 Index and the Shearson Lehman Aggregate Bond Index.


     The High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 1999 were:


                                Class A Shares              Class B Shares          Class C shares
                                --------------              --------------          --------------
High Yield                         9.51%                       9.25%                   9.717%
Bond Fund                          6.55%                       5.93%
Tax-Free Income                    4.68%                       NA
Pennsylvania                       4.63%                       N/A
New York                           5.28%                       N/A
Gov.'t Securities                  6.74%                       N/A
Short Maturity                     6.18%                       N/A



The average daily number of shares outstanding during the period that were eligible to receive dividends were:



                                Class A Shares              Class B Shares           Class C Shares
                                --------------              --------------           --------------
High Yield                         3,110,715                    6,500,475                386,340
Bond Fund                         13,704,465                    3,413,556
Tax-Free Income                    6,849,094                    N/A
Pennsylvania                       2,526,913                    N/A
New York                           1,444,874                    N/A
Gov.'t Securities                  6,879,850                    N/A
Short Maturity                     7,193,612                    N/A



Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


     These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 1999 were $9.91%, 6.83%, 4.88%, 4.82%, 5.51%, 7.02% and 6.25%, respectively.

     In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 1999, the tax-equivalent yield of the Tax-Free Income Fund was 8.08 %, the tax-equivalent yield of the Pennsylvania Fund was 8.21%, and the tax-equivalent yield of the New York Fund was 9.79%. For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 39.6%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are 43.74% and 41.29%, respectively.


     The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

     Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                              GENERAL INFORMATION


     Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, each as amended and supplemented, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.


     The independent accountants for the Funds are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

     Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.


                             FINANCIAL STATEMENTS


     Audited financial statements for the Company and for the Pennsylvania Fund at November 30, 1999 and for the year then ended are incorporated by reference to the Funds' 1999 Annual Report to Shareholders.

                                  Appendix A
                                  ----------

                Description of Moody's Investor Service, Inc.'s
                -----------------------------------------------
                      ("Moody's") Municipal Bond Ratings
                      ----------------------------------

                               Long-Term Ratings
                   Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, eg. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions
A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either

Long-term Issue Credit Ratings
Issue credit ratings are based in varying degrees, on the following considerations:
     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2.  Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.
Not rated.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards
Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                  APPENDIX B


                  SPECIAL CONSIDERATIONS RELATING TO NEW YORK
                  -------------------------------------------

The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City
General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that, after strong growth in 1999 and 2000, moderate economic growth will exist through calendar year 2004, with moderating job growth and wage increases.

For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

The Mayor is responsible for preparing the City's financial plan, including the City's financial plan for the 2000 through 2003 fiscal years released on June 14, 1999 (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City Financial Plan projects a surplus in the 2000 fiscal year, before discretionary transfers, and budget gaps for each of the 2001, 2002 and 2003 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

City's Financing Program. Implementation of the City Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion in financing capacity of the TSASC, Inc. ("TSASC"), the debt of which is secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

Limitations on sources of capital funding first affect the City's capital program by limiting the amount of capital contract liability within which the City may enter to the amount of authorized long-term financing then available. By this standard, the City will have fully invoked its own, the Transitional Finance Authority's and TSASC's financing capacity to support contract liability (and therefore would be unable to enter into new capital contracts) during the City's fiscal year 2001, which begins on July 1, 2000. The City expects that it will be required to postpone part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In fiscal year 2002, a State constitutional amendment increasing the City's capacity to issue general obligation debt could become effective. If a constitutional amendment increasing the City's general obligation debt limit does not pass, an additional $2.2 billion of financing capacity for the City would be needed for the period from January 2002 through the end of the City's ten-year capital strategy in fiscal year 2009. In that case, the Transitional Finance Authority's debt-incurring power would need to be increased or some other financing mechanism would need to be established. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "Seasonal Financing Requirements" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority, Transitional Finance Authority and TSASC bonds.

2000-2003 Financial Plan. On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and project gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.

The Financial Plan includes a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003. The gap-closing actions for the 2000 through 2003 fiscal years include: (i) additional City agency actions totaling $502 million, $371 million, $293 million and $283 million for fiscal years 2000 through 2003, respectively; (ii) additional Federal aid of $75 million in each of fiscal years 2000 through 2003, which include the proposed restoration of $25 million of Federal revenue sharing and $50 million of increased Federal Medicaid aid; and (iii) additional State actions totaling approximately $125 million in each of fiscal years 2000 through 2003. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-residents earning tax, the extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.

Assumptions. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, (which has subsequently been extended to December 31, 2001 through enacted legislation), and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees would exceed $2 billion annually, during fiscal years 2000 through 2003. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

Intergovernmental Aid. The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

Year 2000 Computer Matters (as of November 3, 1999). The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 99% of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is developing contingency plans for all mission-critical and high priority systems of Mayoral agencies to be used if such systems are not year 2000 compliant. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the staff of the New York State Financial Control Board (the "Control Board"), the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

On July 14, 1999, the City Comptroller issued a report on the adopted budget for fiscal year 2000 and the Financial Plan. Taking into account the risks and additional resources identified in the report, the report projected a surplus for fiscal year 2000 of between $223 million and $891 million, including the $429 million surplus allocated to the Budget Stabilization Account. In addition, taking into account the risks and additional resources identified in the report and the budget gaps projected in the Financial Plan, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively.

With respect to fiscal years 2000 through 2003, the report identified baseline risks of between $338 million and $998 million, $654 million and $2.4 billion, $600 million and $2.4 billion and $719 million and $2.9 billion, respectively, depending upon whether (i) the State approves the extension of the 14% personal income tax surcharge; (ii) the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $345 million in fiscal year 2001, $713 million in fiscal year 2002 and $1.1 billion in fiscal year 2003; (iii) the State approves the continuation in fiscal years 2000 through 2003 of temporary State Medicaid cost containment; and (iv) the City receives $300 million, $250 million, $300 million and $300 million in fiscal years 2000 through 2003, respectively, from the tobacco settlement. Additional risks identified in the report for fiscal years 2000 through 2003 include payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration; State and Federal gap-closing actions proposed in the Financial Plan; possible increased overtime expenditures; the sale of the New York City Coliseum in fiscal year 2001; the writedown of outstanding education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003; and a possible $149 million shortfall in tax revenues in fiscal year 2003. The report noted that these risks may be offset by additional resources of between $659 million and $873 million in fiscal years 2000 through 2003 due to the potential for higher than forecast tax revenues, lower than forecast payables for prior years, possible debt service savings, additional State education aid, the possible failure to spend funds for the construction of three sports facilities and lower pension costs resulting from excess earnings on pension assets in the 1999 fiscal year.

In his report, the City Comptroller also noted that possible changes to the assumptions and methods used to compute actuarial liabilities, including changes in the mortality, disability, investment return and wage assumptions, could increase the City's pension expenditures by up to $600 million annually, and that the Financial Plan has provided reserves of $65 million, $250 million, $300 million and $260 million in fiscal years 2000 through 2003 to absorb some of the anticipated cost increases. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future. The report also indicated that a possible negotiated settlement of a class action, filed on behalf of approximately 65,000 persons challenging the Department of Corrections policy of strip searching detainees arrested for nonfelony offenses, may expose the City to substantial costs from the settlement of litigation. The report noted that, while settlement negotiations with representatives of the class are being conducted and, therefore, estimates of the potential cost of this litigation cannot be determined, the City has recently settled four cases for $25,000 each.

On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

On July 15, 1999, the staff of the OSDC issued a report on the Financial Plan. With respect to fiscal year 2000, the report identified a possible gap of $13 million, reflecting revenues which could exceed projections in the Financial Plan by $290 million, a $200 million shortfall in anticipated Federal and State assistance, a possible $70 million increase in overtime costs and the writedown of approximately $33 million of outstanding education aid receivables. With respect to fiscal years 2001 through 2003, the report identified net risks of $530 million, $447 million and $266 million which, when added to gaps projected in the Financial Plan, would result in gaps of $2.4 billion, $2.3 billion and $2.1 billion in fiscal years 2001 through 2003, respectively. The risks identified in the report included a $200 million shortfall in anticipated Federal and State assistance in each of fiscal years 2001 through 2003, the potential for increased overtime costs, the writedown of outstanding State education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003, $100 million of unspecified asset sales in fiscal year 2002 and delays in the receipt of Port Authority lease payments assumed in the Financial Plan. However, the report noted that tax revenues could be greater than forecast by the City by $155 million, $210 million and $255 million in fiscal years 2001 through 2003, respectively. The report also identified a number of other issues, including a possible delay in the receipt of the City's share of the proceeds under the settlement with the nation's tobacco companies; the extension of the 14% personal income tax surcharge; the possibility of pension costs being $250 million greater than assumed in the Financial Plan in each of fiscal years 2001 through 2003, as a result of changed actuarial assumptions; and the potential for wage increases which, at the projected inflation rate, would increase gaps by $285 million, $635 million and $1.0 billion in fiscal years 2001 through 2003, respectively. The report also noted the possibility that the Federal Reserve will raise interest rates and slow the economy, which could depress Wall Street profits below the levels projected by the City and have the potential to seriously impact the City's nonproperty tax revenue forecasts.

On July 15, 1999, the staff of the Control Board issued a report reviewing the Financial Plan. The report noted that the City is likely to end fiscal year 2000 in balance. However, the report identified risks of $562 million, $293 million, $640 million and $499 million for fiscal years 2000 through 2003, respectively, which, when combined with the City's projected gaps, results in estimated gaps of $562 million, $2.1 billion, $2.5 billion and $2.3 billion for fiscal years 2000 through 2003, respectively, before making provision for any increased labor costs which may occur when the current contracts with City employees expire in calendar year 2000. The report noted the possibility that non-property taxes in fiscal year 2000 could be $250 million greater than forecast in the Financial Plan. However, the report also identified risks for fiscal years 2000 through 2003, which include (i) the possibility that the City may decide to fund the $63 million annual cost of teachers' salary supplementation for fiscal years 2000 through 2003, which the State failed to fund in the 1999 fiscal year, and an additional risk of approximately $100 million in each of fiscal years 2002 and 2003 for BOE resulting from the write-down of funds owed to BOE by the State which have been outstanding for ten or more years; (ii) the receipt of assumed rental payments from the Port Authority relating to the City's claim for back rents, which are the subject of arbitration; (iii) a possible delay in the receipt of $300 million from the tobacco settlement in fiscal years 2000 and 2001; (iv) $200 million of Federal and State gap-closing actions assumed in the Financial Plan for each of fiscal years 2000 through 2003; and (v) $177 million in fiscal year 2000 from the lapse of State Medicaid cost containment, which has been extended subsequent to the report.

In its report, the staff of the Control Board noted that total debt service is expected to increase from 9.2% of total revenues and 15.8% of tax revenues in the 1999 fiscal year to 11.6% of total revenues and 19% of tax revenues in fiscal year 2003, and that the City's capital plant will require additional resources at the same time that a rising debt service burden must be contained. With respect to HHC, the report noted that HHC revenues are expected to fall during the Financial Plan period, primarily due to falling Medicaid receipts, that HHC will face increasing financial pressure when the State implements mandatory Medicaid managed care beginning in fiscal year 2000 and that the eventual size of the projected gaps for HHC in fiscal years 2002 and 2003 may change substantially from current projections, as the revenue impact of proposed State and Federal reforms, growth in managed care and shifting utilization patterns remain largely uncertain. Finally, the report noted that, given the length of the current expansion, there is an increasing probability that a recession related to the end of the long bull market will occur by the end of the Financial Plan period, and it is likely that the next downturn, if and when it occurs, will have a disproportionately great impact on the City because of its dependence on income flows from financial services.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $750 million of short-term obligations in the 2000 fiscal year to finance the City's cash flow needs for the 2000 fiscal year. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Ratings. As of November 3, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downward its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

Outstanding Indebtedness. As of September 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.3 and $2.8 billion of outstanding net long-term debt. As of September 30, 1999, the Water Authority had approximately $8.6 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.

Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 3,400 tons per day of solid waste and is required to recycle 4,250 tons per day by July 2001. The City as of November 3, 1999 was recycling slightly over 2,600 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.

Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1999 amounted to approximately $3.5 billion.

New York State
Current Economic Outlook. The information in this section was obtained from the State's Annual Information Statement, updated as of February 3, 2000. Growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 2000 as consumer confidence retreats from historic highs and the stock market ceases to provide added stimulus to consumption spending. Real Gross Domestic Product ("GDP") growth is projected to be 4.0 percent in 1999. In 2000 and 2001, real GDP growth is expected to be 3.5 percent and 2.9 percent, respectively.

The forecast of the State's economy shows continued growth projected in the 2000 and 2001 calendar years for employment, wages and personal income, although the growth in employment will moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a large increase in financial sector bonus payments at the year's end. Total bonus payments are projected to increase by 11 percent in 2000 and 10.5 percent in 2001. Overall employment growth is expected to continue at a more modest pace than in 1999, reflecting the slower growth in the national economy, continued spending restraint by government employers, and restructuring in the manufacturing, health care, social service, and banking sectors.

Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in the international and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change in any, or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described herein.

Overall employment growth in the State is projected to be 2.3 percent in 1999,
1.7 percent in 2000 and 1.3 percent in 2001. On the national level, employment growth is projected to be 2.2 percent for 1999, 1.7 percent for 2000 and 1.5 percent for 2001.

On an average annual basis, the State unemployment rate is projected to be 5.1 percent in each of 1999, 2000 and 2001. For the nation as a whole, the unemployment rate is projected to be 4.2 percent for 1999, 4.1 percent for 2000 and 4.2 percent for 2001.

Personal income in the State is projected to grow by 4.7 percent in 1999, 5.5 percent in 2000 and 4.8 percent in 2001. For the nation, personal income is projected to grow by 5.8 percent, 5.5 percent and 5.0 percent for 1999, 2000 and 2001, respectively.

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. The finance, insurance and real estate sector is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of all nonfarm labor and proprietors' income. Farming is an important part of large regions of the State, although it constitutes a very minor part of total State output. Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

The 1999-2000 Fiscal Year. The State's 1999-2000 fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the 1999-2000 fiscal year, the State enacted appropriations that permitted the State to continue its operations. Following the enactment of the budget, the State prepared a Financial Plan for the 1999-2000 fiscal year (the "1999-2000 Financial Plan" or the "State Financial Plan") that sets forth projected receipts and disbursements based on the actions taken by the Legislature.

General Fund receipts, including transfers from other funds, are projected to be $37.341 billion. General Fund disbursements, including transfers to other funds, are estimated at $37.063 billion. The 1999-2000 Financial Plan projects the State to close the 1999-2000 fiscal year with a closing balance of $1.17 billion in the General Fund after a tax refund reserve transaction. The balance is comprised of $548 million in the Tax Stabilization Reserve Fund after a $75 million deposit in 1999-2000; $265 million in the Community Projects Fund, which pays for Legislative initiatives; $250 million in the Debt Reduction Reserve Fund (DRRF); and $107 million in the Contingency Reserve Fund (which guards against litigation risks).

In addition to the General Fund closing balance of $1.17 billion, the State will have a projected $3.09 billion in the tax refund reserve account at the end of 1999-2000. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The projected balance of $3.09 billion is comprised of $1.82 billion in tax reduction reserves from the 1998-99 surplus; $683 million from the 1999-2000 surplus; $521 million from the Local Government Assistance Corporation (see Local Government Assistance Corporation within) that may be used to pay tax refunds during 2000-01 but must be on deposit at the close of the fiscal year; $50 million in collective bargaining reserves from 1999-2000; and $25 million in reserves for tax credits.

Receipts. General Fund receipts include $33.783 billion in tax receipts, $1.474 billion in miscellaneous receipts and $2.084 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in the 1998-1999 fiscal year to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-1999 figures and inflating 1999-2000 figures.

Personal income taxes are imposed on the income of individuals, estates and trusts and are based, with certain modifications, on Federal definitions of income and deductions. Potential changes to Federal tax law could alter the Federal definitions of income on which certain State taxes rely. Such changes could have a significant impact on State revenues in the future. Net General Fund personal income tax collections (after refund reserve transactions) are projected to reach $20.71 billion in the 1999-2000 fiscal year. In contrast, net total General Fund personal income tax receipts (i.e. gross receipts less refunds) are estimated to be $22.693 billion. To make a portion of these receipts and other funds available for use in the 2000-2001 fiscal year, the Governor proposes to deposit $3.09 billion in the tax refund reserve at the close of the 1999-2000 fiscal year. This action has the effect of decreasing reported receipts in the 1999-2000 fiscal year, while increasing available receipts in the 2000-2001 fiscal year.

User taxes and fees are comprised of three-quarters of the State's four percent sales and use tax, cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. This category also includes receipts from the motor vehicle registration fees and alcoholic beverage license fees. Dedicated transportation funds outside of the General Fund receive a portion of motor fuel tax and motor vehicle registration fees and all of the highway use taxes. User taxes and fees are projected to total $7.44 billion in 1999-2000.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Business tax receipts are expected to total approximately $4.57 billion in 1999-2000.

Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation (see Local Government Assistance Corporation within). Transfers from other funds are expected to total approximately $2.08 billion.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Miscellaneous receipts are expected to total $1.47 billion in the 1999-2000 fiscal year.

Other taxes include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Taxes in this category are projected to total approximately $1.05 billion for 1999-2000. Disbursements. Grants to Local Governments are projected to constitute approximately 69.0 percent of all 1999-2000 fiscal year General Fund disbursements, and includes payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $25.60 billion for the 1999-2000 fiscal year.

State Operations is projected to constitute approximately 17.9 percent of all 1999-2000 fiscal year General Fund disbursements. State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government, including the prison system, mental hygiene institutions, and the State University system (SUNY). It is projected to be approximately $6.63 billion for the 1999-2000 fiscal year. The State's overall workforce, as of the State's Annual Information Statement, dated August 24, 1999, is projected to remain stable at approximately 191,300 persons.

General State Charges is projected to constitute approximately 5.6 percent of all 1999-2000 fiscal year General Fund disbursements. This category accounts primarily for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislature and Judiciary. It includes employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. This category also covers State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Disbursements in this category are estimated at $2.09 billion for the 1999-2000 fiscal year.

Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. State Debt Service is projected to constitute approximately 6.0 percent of all 1999-2000 fiscal year General Fund disbursements. Capital/Other is projected to constitute approximately 1.4 percent of all such General Fund disbursements. Long-term debt service transfers are projected at $2.23 billion in the 1999-2000 fiscal year. Transfers for capital projects are projected to total $143 million in 1999-2000.

2000-2001 Executive Budget Forecast and Future Fiscal Years. State law requires the Governor to propose a balanced budget each year. The Governor presented his 2000-2001 Executive Budget to the State Legislature on January 20, 2000 which was amended on January 31, 2000. The Executive Budget contains financial projections for the State's 1999-2000 through 2002-2003 fiscal years. There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the State Division of Budget's February 3, 2000 update to the State's Annual Information Statement for the 1999-2000 fiscal year.

The State projects a closing balance of $1.61 billion in the General Fund at the end of the 2000-2001 fiscal year (March 31, 2001). This balance is comprised of a $433 million reserve set aside from the 1999-2000 surplus to finance the estimated costs of the Governor's proposed tax reduction package in 2001-2002 and 2002-2003, $475 million in cumulative reserves for collective bargaining, $548 million in the Tax Stabilization Reserve Fund, and $150 million in the Contingency Reserve Fund after a proposed $43 million deposit in 2000-2001.

The State's draft 2000-2001 Financial Plan projects General Fund receipts, including transfers from other funds, of $38.62 billion, an increase of $1.28 billion (3.4 percent) over the 1999-2000 fiscal year. After adjusting for tax law and administrative changes, recurring growth in the General Fund tax base is projected to be approximately 5 percent during the 2000-2001 fiscal year. The forecast of General Fund receipts in 2000-2001 includes the next stage of the School Tax Relief (STAR) program, as well as the continuing impact of earlier enacted tax reductions totaling approximately $2.3 billion. The Executive Budget, as amended, also proposes several new tax reductions that would have only a modest cost in the 2000-2001 fiscal year, but reduce receipts by roughly $700 million annually when they are fully phased in by the end of the 2004-2005 fiscal year. The State's draft 2000-2001 Financial Plan reserves $433 million from the 1999-2000 surplus to fund the estimated cost of new tax cuts, including the reduction of gross receipts taxes on energy companies, in the 2001-2002 and 2002-2003 fiscal years.

The Governor's Executive Budget recommends General Fund disbursements of $37.93 billion in the 2000-2001 fiscal year, an increase of $869 million (2.3 percent) over the 1999-2000 fiscal year. The Executive Budget, as amended, includes approximately $300 million in resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-governmental payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenue from an increased excise tax on cigarettes.

General Fund spending for school aid is projected at $10.86 billion in the 2000-2001 fiscal year, an increase of $250 million (2.4 percent). Medicaid spending is estimated at $5.68 billion in 2000-2001, an increase of $65 million (1.2 percent) from the 1999-2000 fiscal year. Spending growth in Medicaid is projected at 5.5 percent, but is offset by the HCRA 2000 actions noted above, including continuation of cost containment actions from prior fiscal years, and efforts to maximize Federal aid that moderate spending growth.

Spending on welfare is projected at $1.25 billion, a decrease of $11 million from the 1999-2000 fiscal year. Since the 1994-1995 fiscal year, State spending on welfare has fallen by one-third, driven by the State's strong economic performance over the past four years, welfare changes initiated at the State and federal levels, and aggressive fraud prevention measures. Although the number of people on welfare is expected to decline from the 1999-2000 fiscal year, General Fund support in the 2000-2001 fiscal year is expected to remain nearly unchanged primarily to satisfy federal maintenance-of-effort requirements.

The State's Division of the Budget estimates that the draft State 2000-2001 Financial Plan utilizes $32 million in new non-recurring resources to finance operations.

The State's Division of the Budget projects cash-basis General Fund budget gaps of $1.23 billion in the 2001-2002 fiscal year and $2.65 billion in the 2002-2003 fiscal year. These gaps assume that the Legislature will enact the 2000-2001 Executive Budget, as amended, and accompanying legislation in its entirety, and that reserves proposed by the Governor for current and proposed tax reductions are used to offset these costs in the outyears.

The draft Financial Plan estimates include the use of the $1.2 billion STAR tax reduction reserve to offset the cost of that program in 2001-2002. The draft Financial Plan also assumes that a new $433 million tax reduction reserve will be created to pay for the estimated costs of the Governor's proposed 2000-2001 tax reduction, with $123 million applied in 2001-2002 and the remaining $310 million in 2002-2003.

These projections also assume that the Debt Reduction Reserve Fund will be used to decrease high-cost State supported debt and increase pay-as-you-go spending for capital projects, which will produce recurring debt service savings of $70 million annually. The gap projections contain reserves for a possible collective bargaining agreement, and do not assume any annual spending efficiencies to reduce the size of the gaps. If the projected budget gap for the 2001-2002 fiscal year is closed with recurring actions, the 2002-2003 budget gap would be reduced to $1.42 billion. In recent years, the State has closed projected budget gaps which the State Division of the Budget estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99).

Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

Many uncertainties exist in forecasts of both the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current or any future fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The draft Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. States are required to meet work activity participation targets for their TANF caseload and conform with certain other federal standards or face potential sanctions in the form of a reduced federal block grant and increased State/local funding requirements. Any future reduction could have an adverse impact on the State's Financial Plan. However, the State has been able to demonstrate compliance with TANF work requirements to mid-year 1999-2000 and did not at such time expect to be subject to associated federal fiscal penalties.

Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal Government could impact projected budget gaps for the State. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the State Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in any given fiscal year or to align recurring receipts and disbursements in any given fiscal year.

Additional risks to the Financial Plan may arise from the enactment of legislation by the U.S. Congress. For example, Congress has recently debated proposals under which the Federal Government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on State finances.

Year 2000 Computer Matters (as of February 3, 2000). To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

Prior Fiscal Years (GAAP-Basis). GAAP requires fund accounting for all government resources and the modified accrual basis of accounting for measuring the financial position and changes therein of governmental funds. The modified accrual basis of accounting recognizes revenues when they become measurable and available to finance expenditures, and expenditures when a liability to pay for goods or services is incurred or a commitment to make aid payments is made, regardless of when actually paid. There are four GAAP-defined Governmental Fund types. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund. Debt Service Funds account for the accumulation of resources for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. Capital Project Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds). Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as Federal grants, that are legally restricted to specified purposes.

The State completed its 1998-1999 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in the Debt Service Funds ($209 million) and in the Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million). The State reported an accumulated surplus of $1.645 billion in the General Fund.

The State completed its 1997-1998 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds. The State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis.

The State completed its 1996-1997 fiscal year with a combined Governmental Funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds. The State reported an accumulated deficit of $995 million in the General Fund.

Prior Fiscal Years (Cash Basis). Cash basis accounting results in the recording of receipts at the time money or checks are deposited in the State Treasury and the recording of disbursements at the time a check is drawn, regardless of the fiscal period to which the receipts or disbursements relate.

The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the State Division of the Budget of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-1999 fiscal year totaled $36.74 billion, an increase of 6.34 percent from the 1997-1998 fiscal year levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 fiscal year levels.

The State reported a General Fund closing cash balance of $892 million. The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year.

The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolutions authorizing such bonds. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowing.

Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.
As of March 31, 1999, the total amount of outstanding general obligation debt was approximately $4.825 billion, including $185 million in bond anticipation notes. The total amount of moral obligation debt was $629 million (down from $1.39 billion as of March 31, 1998). $25.902 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State, LGAC debt and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The total amount of State-supported debt outstanding grew from 3.48 percent of personal income in the State in the 1989-1990 fiscal year to 6.21 percent for the 1998-1999 fiscal year while State-related debt outstanding remained relatively stable at 6.53 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at approximately the same rate. At the end of the 1998-1999 fiscal year, there was $37.74 billion of outstanding State-related debt and $35.84 billion of outstanding State-supported debt.

During the prior ten years, State-supported long-term debt service increased on an average annual basis by 8.8 percent to $3.39 billion by the 1998-1999 fiscal year while all governmental funds receipts increased on an average annual basis of 5.3 percent. This resulted in a general trend of increases in the ratio of debt service to receipts from fiscal year 1989-1990 to fiscal year 1998-1999.

The proposed 1999-2000 through 2004-05 Capital Program and Financing Plan was released with the Executive Budget on January 11, 2000. The recommended five-year Capital Program and Financing Plan reflects debt reduction initiatives that would reduce State-supported debt and reform the State's borrowing practices. The Executive Budget, as amended, proposes to triple the size of the Debt Reduction Reserve Fund (DRRF) to $750 million ($250 million from current-year deposits; $250 million from the 1999-2000 surplus; and $250 million from one-time receipts from the tobacco settlement). Two-thirds, or $500 million, of the moneys will be used in 2000-01 to retire the State's existing high cost debt and increase pay-as-you-go spending for previously bond-financed programs. The balance, $250 million, will remain in DRRF in 2000-01, and will be used to further reduce debt in 2001-02. The Executive Budget, as amended, also includes constitutional and statutory debt reform proposals that, if enacted, would ban "back door" borrowing, impose caps on new debt outstanding and debt service costs, and restrict the use of debt to capital purposes only. The statutory proposal would apply to new debt issued after April 1, 2000. The earliest the constitutional proposal can take effect, after passage by two separately-elected Legislatures and approval by the voters, is January 1, 2002.

Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1998, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $94 billion, up from $84 billion as of December 31, 1997. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

Ratings. As of June 15, 1999, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1999, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $895 million.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the State's 1999-2000 fiscal year.

In 1997, the total indebtedness of all localities in the State, other than the City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation.

                                  Appendix C

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA
               -------------------------------------------------

     The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Funds have not independently verified the information.

     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 5.8% (6% on a "GAAP" basis) during the five-year period. Taxes increased at an average annual rate of 4.3% (4.2% on a "GAAP" basis) during the period. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8% (5% on a "GAAP" basis) average annual rate.

     The fund balance at June 30, 1999 (determined on a "Generally Accepted Accounting Principles" basis) totaled $2,863.4 million, a $905 million increase over the $1,958.9 million balance at June 30, 1998.

     Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represent 3.7% of fiscal 1998 revenues.

     Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

     Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

     For GAAP purposes, assets increased $705.1 million and liabilities rose by$111.1 million during the fiscal year. These changes contributed to a $310.3million dollar rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1984.

     The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund total $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

     For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30,1999 to increase by $904.5 million over the fund balance as of June 30,1998. The total fund balance as of June 30, 1999 was $2,863.4, the largest fund balance since audited GAAP reporting was instituted in 1984.

The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The budget as adopted at that time included appropriations from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. A partial draw down of the fiscal 1999 year-end balance is intended to fund the $361.6 million difference between estimated revenues and projected spending.

     The estimate of Commonwealth revenues for fiscal 2000 is based on an economic forecast for real gross domestic product to grow at a 1.4 % rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

     Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8 % over fiscal 1999 receipts. Appropriations from Commonwealth funds in the originally enacted budget increase by 3.8 % over fiscal 1999 appropriations. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General fund. Subsequent to the enactment of the fiscal 2000 budget, $153.6 million of additional appropriations were authorized. In addition, the need for additional appropriations during the fiscal year of approximately $58.5 million has been identified but has not yet been authorized. All additional appropriations are anticipated to be able to be funded from lapses of appropriation authority during the fiscal year.

     Through December 1999, actual General Fund revenues have exceeded estimated receipts by $177 million (2.1%).

     According to a Pennsylvania Department of Revenue News Release, dated January 31, 2000, the state collected $1.7 billion in General Fund revenues in January, 2000, $112.8 million (7%) more than anticipated. Fiscal years-to-date General Fund collections total $10.3 billion, which is $289.8 million, (2.9%) above estimate.

     On February 8, 2000, Governor Ridge delivered his proposed 2001 General Fund budget. The proposed General Fund budget is $19.7 billion, an increase of $399 million (2.1%). The proposed budget includes $643.5 million in tax reductions and rebates. This is the largest proposed tax cut in Pennsylvania history.

     Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for many major corporations.

     Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

     Nonagricultural employment in Pennsylvania over the ten year period that ended in 1998 increased at an annual rate of 0.75%. This compares to a 0.29%rate for the Middle Atlantic region and a 1.72% rate for the United States as a whole during the period 1989 through 1998. For the five years ended with1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania December, 1999 stood at a seasonably adjusted rate of 4.1%. The seasonably adjusted national unemployment rate for December, 1999 was also 4.1%.

     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1999,the Commonwealth had $4,924.5 million of general obligation debt outstanding.

     Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

     The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

     The Pennsylvania Intergovernmental Cooperation Authority (the "PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 15, 1999.

     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in Special Revenue bonds outstanding as of June 30, 1999.

     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. An adverse decision in one or more of these cases could adversely affect governmental operations and/or economic conditions in Pennsylvania. Pennsylvania Association of Rural and Small Schools (PARSS) v. Ridge

     As of January 15, 2000, Pennsylvania general obligation bonds were currently rated AA by Standard & Poor's, AA by Fitch and Aa3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                    Part C

                               Other Information


Item 23. Exhibits

                  (a) Amended and Restated Declaration of Trust of the Registrant.(1)
                  (b) Code of Regulations of the Registrant, as amended to date.(1)
                  (c) Portions of the Declaration of Trust and the Code of Regulations of the Registrant defining the rights of holders of shares of the Registrant.(2)
                  (d) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor").(1)
                  (e)(1) Form of Dealer Agreement.(1)
                     (2) Distribution Agreement between the Registrant and
                         Sentinel Financial Services Company ("SFSC").(1)
                  (f)    None.
                  (g)    Custody Agreement.
                  (h) Fund Services Agreement between the Registrant and Sentinel Administrative Service Company.
                  (i)    Opinion of Brown & Wood, LLP, Counsel to the
                         Registrant(1).
                  (j) Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant.
                  (k)(1) Financial Statements included in Part A:
                                    - Selected Per Share Data and Ratios for
                                      the five years ended November 30, 1998*
                     (2) Financial Statements incorporated by reference in
                         Part B:
                                    -Selected Per Share Data and Ratios for
                                     the five years ended November 30, 1999*
                                    -Statement of Assets and Liabilities at
                                     November 30, 1999*
                                    -Statement of Operations for the year ended
                                     November 30, 1999*
                                    -Statement of Changes in Net Assets
                                     for the years ended November 30,
                                     1999 and 1998
                                    -Notes to Financial Statements*
                                    -Report of Independent Accountants*
                  (l)    None.
                  (m)(1) Distribution Plan pursuant to Rule 12b-1 under the
                         1940 Act.
                     (2) Form of Dealer Agreement.(1)
                  (n)    None.
                  (p)    Code of Ethics

------------------------
(1) Refiled with this Post-Effective Amendment No.19 pursuant to Electronic Data Gathering Analysis and Retrieval (EDGAR) Requirements.
(2) Incorporated by reference to Articles III, IV, V, VIII, X and XI of the Registrant's Declaration of Trust, previously filed as Exhibit 1 to the Registration Statement; and to Articles II, III, V and VI of the Registrant's Code of Regulations originally filed on March 30, 1994 as an Exhibit Post-Effective Amendment No.12 to the
         Registration Statement. Refiled with this Post-Effective Amendment No.19 pursuant to Electronic Data Gathering Analysis and Retrieval (EDGAR) Requirements.

* Incorporated by reference to the Registrant's 1999 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 1999 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").


Item 24. Persons Controlled by or under Common Control with the Registrant

         None.


Item 25. Indemnification

         Article X, Section 2 of the Registrant's Declaration of Trust, incorporated by reference to Exhibit 1 hereto, provides for the indemnification of the Registrant's trustees and officers.

         In no event will the Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her bad faith, willful misfeasance, gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office arising under his or her agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act"), and Release No. 11330 under the 1940 Act in connection with any indemnification.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         Trustees and officers of the Registrant are also covered by an errors and omissions insurance policy that became effective on March 1, 1993 with a total coverage of $15,000,000.


Item 26. Business and Other Connections of the Investment Adviser

         Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

                  Partners of the Advisor
                  Sentinel Management Co. - Managing General Partner Sentinel Advisors, Inc. - General Partner
                  Provident Mutual Management Co., Inc. - General Partner HTK of Delaware, Inc. - General Partner

                  Officers of the Advisor

                  Rodney A. Buck, Chief Executive Officer

                  David M. Brownlee, Senior Vice President

                  Van Harissis, Senior Vice President

                  Robert L. Lee, Senior Vice President

                  Kenneth J. Hart, Vice President

                  Bruce R. Bottamini, Vice President

                  Thomas H. Brownell, Vice President

                  William C. Kane, Vice President

                  Kay L. Edson, Vice President

                  Henry J. Restaino, Vice President

                  Dean R. Howe, Vice President and Treasurer

                  Scott T. Brayman, Vice President

                  Daniel J. Manion, Vice President

                  Steven P. Flynn, Vice President

                  Daniel E. Gass, Vice President

                  Stephen S. Rauh, Vice President

                  Lisa M. Pettrey, Secretary

                  Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.


Item 27. Principal Underwriters

         (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Group Funds, Inc.

         (b) As to each officer of SFSC:

                                                                                        Positions and
Name and Principal                          Positions and Offices                       Offices with
Business Address                                 with SFSC                              the Registrant
------------------                          ---------------------                       ----------------
Joseph M. Rob                               Chief Executive Officer                     President

Julie A. Hendrickson                        President and Chief                         None
                                            Operating Officer

John M. Grab, Jr.                           Senior Vice President,                      Vice President
                                            Chief Financial Officer,
                                            and Treasurer

         The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

         (c)      Not applicable.


Item 28. Location of Accounts and Records

         The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder:

         (a)      Sentinel Administrative Service Company
                  National Life Drive
                  Montpelier, Vermont 05604
                  Rule 31a-1(a)
                  Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
                  Rule 31a-2(a)(b)(c)(f)

         (b)      Sentinel Advisors Company
                  National Life Drive
                  Montpelier, Vermont 05604
                  Rule 31a-1(a)(9)(10)(11)
                  Rule 31a-1(d)(f)
                  Rule 31a-2(a)(c)(f)

         (c)      Sentinel Financial Services Company
                  National Life Drive
                  Montpelier, Vermont  05604
                  Rule 31a-1(d)
                  Rule 31a-2(c)


Item 29. Management Services

         Not applicable.


Item 30. Undertakings

         Not applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 30th day of March, 2000.

                                SENTINEL PENNSYLVANIA TAX-FREE TRUST
                                     (Registrant)

                                By:  /s/ Patrick E. Welch
                                    ---------------------------------------
                                    Patrick E. Welch
                                    Chairman


         As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the dates indicated.

Signature                                             Title                                     Date

/s/ Patrick E. Welch                                  Chairman
-------------------------------------
Patrick E. Welch                                      (Chief Executive                          March 30, 2000
                                                      Officer)

Richard J. Borda*                                     Trustee
-------------------------------------
Richard J. Borda

Kalman J. Cohen*                                      Trustee
-------------------------------------
Kalman J. Cohen

John D. Feerick*                                      Trustee
-------------------------------------
John D. Feerick

Richard J. Johannesen,  Jr.*                          Trustee
-------------------------------------
Richard J. Johannesen, Jr.

Robert B. Mathias*                                    Trustee
-------------------------------------
Robert B. Mathias

---------------------------------------
Keniston P. Merrill

Deborah G. Miller*                                    Trustee
-------------------------------------
Deborah G. Miller

John Raisian*
-------------------------------------
John Raisian                                          Trustee


/s/ Joseph M. Rob                                     Trustee                                   March 30, 2000
-------------------------------------
Joseph M. Rob

Susan M. Sterne*                                      Trustee
-------------------------------------
Susan M. Sterne

Angela E. Vallot*                                     Trustee
-------------------------------------
Angela E. Vallot

/s/ John M. Grab, Jr.                                 Vice President                            March 30, 2000
---------------------------------------
John M. Grab, Jr.                                     And Principal Financial and
                                                      Accounting Officer

*By  /s/ Joseph M. Rob                                                                         March 30, 2000
      -------------------------------
         Joseph M. Rob
         Attorney-in-Fact




                                 Exhibit Index


Exhibit
Number

(a)      Amended and Restated Declaration of Trust of the Registrant.

(b)      Code of Regulations of the Registrant, as amended to date.

(d) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company.

(e)(1)   Form of Dealer Agreement.

(e)(2) Distribution Agreement between the Registrant and Sentinel Financial Services Company.

(g)      Custody Agreement.

(h) Fund Services Agreement between the Registrant and Sentinel Administrative Services Company.

(i)      Opinion of Brown & Wood LLP, Counsel to the Registrant.

(j) Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant.

(p)      Code of Ethics


                                                                   Exhibit (a)

                   AMENDED AND RESTATED DECLARATION OF TRUST

                     SENTINEL PENNSYLVANIA TAX-FREE TRUST

                                 July 9, 1996

         DECLARATION OF TRUST, by Richard J. Borda, Dr. Kalman J. Cohen, Richard D. Farman, John D. Feerick, Richard I. Johannesen, Jr., Robert B. Mathias, Keniston P. Merrill, Stanley R. Reber and Susan M. Sterne (the "Trustees");

         WHEREAS, Sentinel Pennsylvania Tax-Free Trust was established on July 24, 1986, as a trust fund for the investment and reinvestment of funds contributed thereto;

         WHEREAS, the Trustees have determined to amend and restate the DECLARATION OF TRUST;

         NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this AMENDED AND RESTATED DECLARATION OF TRUST as herein set forth below.

                                      I.

                                     NAME

         This trust shall be known as SENTINEL PENNSYLVANIA TAX-FREE TRUST (hereinafter called the "Trust").


                                      II.

                               PURPOSE OF TRUST

         The Trust is a Pennsylvania common law trust formed for the purpose of acting as a management investment company under the Investment Company Act of 1940.


                                     III.

                                  DEFINITIONS

         3.1. Definition of Certain Terms. As used in this Declaration of Trust, the terms set forth below shall have the following meanings:

         A. "Shares" means the equal proportionate units of interest of each class or series of a class into which the beneficial interest in the Trust may be classified or reclassified from time to time by the Trustees acting under this Declaration of Trust, or in the absence of such action, means the equal proportionate units of interest into which the entire beneficial interest in the Trust shall be divided from time to time, and includes fractions of Shares as well as whole Shares.

         B.  "Shareholder" means a record owner of Shares in the Trust.

         C. "Person" shall mean a natural person, a corporation, a partnership, an association, a joint-stock company, a trust, a fund or any organized group of persons whether incorporated or not.

         D. The "Trustees" refers to the individual trustees of the Trust in their capacity as trustees hereunder and not as individuals and to their successor or successors while serving in office as a trustee of the Trust, and includes a single trustee.

         E. The "Act" refers to the Investment Company Act of 1940, as now or hereafter amended, to the rules and regulations adopted from time to time thereunder and to any order or orders thereunder which may from time to time be applicable to the Trust.

         F. The terms "affiliated person," "assignment" and "interested person" shall have the respective meanings set forth in the Act. The term "vote of a majority of outstanding Shares" shall mean, where required under the Act, the "vote of a majority of the outstanding voting securities" as defined in Section 2(a)(42) of the Act.

                                      IV.

                       OWNERSHIP OF ASSETS OF THE TRUST

         The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity, other than as Trustees hereunder, by the Trustees or any successor Trustees. All the assets of the Trust shall at all times be considered as vested in the Trustees. Except to the extent otherwise required by Article V hereof, no Shareholder shall be deemed to have severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                      V.

                SHAREHOLDERS: BENEFICIAL INTEREST IN THE TRUST:

                       PURCHASE AND REDEMPTION OF SHARES

         5.1.  Shares in the Trust.

         A. The beneficial interest in the Trust shall at all times be divided into transferable Shares without par value. All Shares shall be of one class, provided, however, that subject to this Declaration of Trust, the Trustees shall have the power to classify or reclassify any unissued Shares into a second class or series of a class of Shares and any additional class or series of a class of Shares by setting or changing in any one or more respects, from time to time before the issuance thereof, their preferences, designations, conversion or other rights, restrictions, limitations as to distributions, conditions of redemption, qualifications or other terms, provided further, that the investment objective, policies and restrictions governing the management of the Trust, including the management of assets belonging to any class or series of a class of Shares, may from time to time be changed or supplemented by the Trustees subject to the requirements of the Act. Each such Share of each such class or series of a class shall represent an equal proportionate interest in that class or series of the Trust equal with each other Share of such class or series of a class then outstanding. The Trustees may, from time to time divide or combine the outstanding Shares of the Trust or of any class or series of a class into a greater or lesser number without thereby changing the proportionate beneficial interest of the Shares in the Trust or in the assets belonging to such class or series, as the case may be.

         B. The holder of each Share shall be entitled to one vote for each full Share, and a proportionate fractional vote for each fractional Share, irrespective of the class or series, then recorded in his name on the books of the Trust. On any matter submitted to a vote of Shareholders, all Shares then issued and outstanding and entitled to vote, irrespective of the class or series, shall be voted in the aggregate and not by class or series except: (1) as otherwise required by the Investment Company Act of 1940, or (2) when the matter, as conclusively determined by the Trustees, affects only the interests of the Shareholders of a particular class or series of a class of Shares (in such case only Shareholders of the affected class or series shall be entitled to vote thereon).

         C. Each class of Shares of the Trust shall have the following preferences, participating or other special rights, qualifications, restrictions and limitations:

                  (1) All consideration received by the Trust for the issue or sale of Shares of any class, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds derived from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust not belonging to a particular class which the Trustees may, in their sole discretion, allocate to a class, shall irrevocably belong to the class of Shares with respect to which assets, payments or funds were received or allocated for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust. Such assets and the income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such class.

                  (2) The assets belonging to any class of Shares shall be charged with the direct liabilities in respect of such class and shall also be charged with such class' share of the general liabilities of the Trust in proportion to the relative net assets of the respective class determined at such time or times as may be authorized by the Trustees. The determination by the Trustees shall be conclusive as to the nature and amount of such liabilities, including the amount of accrued expenses and reserves; as to any allocation of the same to or among one or more classes and as to whether the same are allocable to one or more classes. The liabilities so charged to a class are herein referred to as "liabilities belonging to" such class.

                  (3) In the event of the termination of the Trust and the winding up of its affairs, the Shareholders of each class shall be entitled to receive, as a class, out of the assets of the Trust available for distribution to Shareholders, but other than general assets not belonging to any particular class of Shares, the assets belonging to such class; and the assets so distributable among such Shareholders of any class shall be distributed among such Shareholders in proportion to the number of Shares of such class held by them and recorded in their name on the books of the Trust. In the event that there are any general assets not belonging to any particular class of Shares and available for distribution, such distribution shall be made to the Shareholders of all classes in proportion to the relative net assets of the respective class determined as hereinafter provided and the number of Shares of such class held by them and recorded in their name on the books of the Trust.

         D. Each series of a class of Shares of the Trust shall have the preferences, participating or other special rights, qualifications, restrictions and limitations of such class and shall, in addition, have such other preferences, participating or other special rights, qualifications, restrictions and limitations as may from time to time be determined by the Trustees.

         5.2. Purchase of Shares in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms as they may from time to time authorize. Each investment shall be credited to the Shareholder's account in the form of full and fractional Shares of the Trust.

         5.3. Net Asset Value Per Share. The net asset value per Share of the Trust shall be computed at such time or times as the Trustees may specify pursuant to the Act. Assets shall be valued and net asset value per Share shall be determined by such person or persons as the Trustees may retain or appoint under the supervision of the Trustees in such manner as the Trustees may determine or authorize not inconsistent with the Act.

         5.4. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or its transfer agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. Certificates certifying the ownership of Shares may be issued as the Trustees may determine from time to time and the Trustees may promulgate appropriate rules and regulations with respect thereto. The record books of the Trust or any transfer agent shall be conclusive as to the identity of holders of Shares and as to the number of Shares held by each Shareholder.

         5.5. Preemptive Rights. Shareholders shall have no preemptive or other rights to subscribe to any additional Shares or other securities issued by the Trust.

         5.6. Redemption of Shares. To the extent the Trust has funds or other property legally available therefor, a Shareholder of the Trust shall have the right, subject to the provisions of Section 5.8 hereof, to require the Trust to redeem his full and fractional Shares of any class out of assets belonging to such class at a redemption price equal to the net asset value per Share next determined after receipt of a request to redeem in proper form determined by the Trustees. If, in the opinion of the Trustees, ownership of Shares has or may become concentrated to an extent which would cause the Trust to be deemed a "personal holding company" within the meaning of the Internal Revenue Code, as amended, the Trust may compel the redemption of, reject any order for, or refuse to give effect on the books of the Trust to the transfer of, any Shares in an effort to maintain the ownership of Shares so as to prevent that consequence. The Trustees shall establish such rules and procedures as they deem appropriate for the redemption of Shares, and may impose a redemption fee, provided that all redemptions are made in accordance with the provisions of the Act.

         5.7. Option to Redeem Small Accounts. The Trust reserves the right to redeem Shares in any account at the then current net asset value per Share (which will be paid to the Shareholder), if the value of such account is less than Five Hundred Dollars ($500.00); provided, however, that each Shareholder shall first be notified in writing that the value of his account is less than Five Hundred Dollars ($500.00) and allowed thirty (30) days to make an additional investment before such redemption is processed by the Trust.

         5.8. Suspension of Right of Redemption. The Trustees may suspend the right of redemption by Shareholders or postpone the date of payment as permitted under the Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In case of suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.


                                      VI.

                                 THE TRUSTEES

         6.1. Management of the Trust. The affairs of the Trust shall be managed by the Trustees and they shall have all powers necessary or desirable to carry out such responsibility including, without limitation, the appointment of and delegation of responsibility to such officers, employees, agents, and contractors as they may select.

         6.2. Number and Term of Office. The number of initial Trustees of the Trust shall be six (6) provided that the number of individuals to serve as Trustees may be increased or decreased by the Trustees themselves, but shall not be less than three (3). Each Trustee shall hold office until termination of the Trust or until his successor is elected and qualified. Except as otherwise provided herein in the case of vacancies, Trustees (other than the Initial Trustees provided in Section 6.3) shall be elected by the Shareholders. Notwithstanding the foregoing, (a) any Trustee may resign as a Trustee by written instrument signed by him and delivered to the other Trustees at the principal business office of the Trust (without need for prior or subsequent accounting), which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time with or without cause by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) the term of a Trustee shall terminate at his death, resignation, bankruptcy, removal or adjudicated incompetency.

         6.3. Current Trustees. The Current Trustees shall be Richard J. Borda, Dr. Kalman J. Cohen, Richard D. Farman, John D. Feerick, Richard I. Johannesen, Jr., Robert B. Mathias, Keniston P. Merrill, Stanley R. Reber and Susan M. Sterne, who, by their execution hereof, have agreed to be bound by the provisions of this Declaration of Trust.

         6.4. Appointment of Trustees. In case of the death, resignation, retirement, removal, the inability or refusal of any Trustee to act, or in the case of a vacancy by reason of an increase in number of Trustees, or for any other reason, the remaining Trustees shall decrease the number of individuals to serve as Trustees or fill such vacancy by appointing such other person as they, in their discretion, shall select subject to the provisions of Section 16(a) of the Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office but the appointment shall not take effect until the individual so named shall have qualified by accepting in writing the appointment and agreeing to be bound by the terms of this Declaration of Trust. As soon as any Trustee so appointed shall have qualified, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance.

         6.5. Quorum. At all meetings of the Trustees, a majority of the Trustees shall constitute a quorum for the transaction of business and the action of a majority of the Trustees present at any meeting at which a quorum is present shall be the action of the Trustees unless the concurrence of a greater proportion is required for such action by law, the Code of Regulations (the "Regulations") or this Declaration of Trust. Except as otherwise required by the Act, a Trustee shall be deemed to be present at any meeting for the purpose of obtaining a quorum, voting, or otherwise if, by virtue of telephone, videotape or otherwise the Trustee is able to hear, and be heard by, each other Trustee physically or otherwise present at such meeting. If a quorum shall not be present at any meeting of Trustees, the Trustees present thereat may by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. The Trustees may also act without a meeting, unless provided otherwise in this Declaration of Trust or required by law, by written consents of a majority of the Trustees.

         The Trustees may appoint committees of Trustees and delegate powers to them as provided in the Regulations. Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration of Trust, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by unanimous written consent of the members.

         6.6. Effect of Death, Resignation, etc. of Trustee. The death, resignation, bankruptcy, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         6.7. Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or desirable in connection with the management of the Trust. The Trustees shall not be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Regulations, the Trustees shall have power and authority as to the Trust:

         A. To buy and invest funds in their hands in securities including, but not limited to, obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions, agencies, instrumentalities or authorities, the interest from which, in the opinion of counsel to the issuer, is exempt from Federal income tax and "when issued" contracts for such securities or to retain such funds in cash and from time to time change the investments of its funds, without in any case being subject to any limitations imposed by law upon the nature of investments made by fiduciaries.

         B. To adopt Regulations not inconsistent with this Declaration of Trust, providing for the conduct of the affairs of the Trust; and to amend and repeal such Regulations except to the extent that the right to do so is expressly reserved solely to the Shareholders.

         C. To elect and remove officers and appoint and terminate the appointment of agents.

         D. To sell or exchange any or all of the assets of the Trust, subject to the provisions of Subsection B above, Article XI, Section 11.3 and any requirements of the Act.

         E. To vote or give assent, or exercise any rights of ownership, with respect to securities or property; to solicit proxies from Shareholders and to execute and deliver powers of attorney and proxies to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

         F. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

         G. To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in the Trust's own name or in the name of the custodian or a nominee or nominees.

         H. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

         I. To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

         J. To make distributions of income and of capital gains to Shareholders.

         K. To retain and employ persons to serve on behalf of the Trust as investment adviser, administrator, transfer agent, shareholder servicing agent, custodian, underwriter, distributor or in such other capacities as they consider desirable.

         L. To apportion unissued Shares into one or more classes or series of a class having such rights and liabilities as the Trustees shall determine; provided that the holders of Shares of each class or series shall be preferred over the holders of Shares of each other class or series in respect of the assets (if any) allocated to that class or series.

         M. To delegate such power and authority as they consider desirable to any representatives of the Trust and to any investment adviser, administrator, transfer agent, shareholder servicing agent, custodian, underwriter, distributor or other person.

         N. To issue guarantees, to lend its assets and to borrow money from banks and to pledge, mortgage or hypothecate the assets of the Trust.

         O. To issue, acquire, hold, resell and otherwise deal in securities, and to apply to any acquisition of securities, any property of the Trust whether capital or surplus or otherwise.

         P. To set record dates in the manner provided for hereinafter or in the Regulations.

         Q. To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of the purposes stated in Article II hereof.

         No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

         6.8. Trustees and Representatives as Shareholders. Any Trustee, officer, representative or other agent of the Trust may acquire, own and dispose of Shares of the Trust to the same extent as if he were not a Trustee, officer, representative or agent; and the Trust may issue and sell or cause to be issued and sold Shares of the Trust to, and may buy such Shares from, any person with which such Trustee, officer, representative or agent is affiliated subject only to the general limitations herein contained as to the sale and purchase of such Shares; all subject to any restrictions which may be contained in the Regulations.

         6.9. Trustee Reimbursement. The Trustees shall be reimbursed from the Trust estate for their expenses and disbursements of the Trust, including, without limitation, interest expenses, compensation payable to Trustees and representatives of the Trust, taxes, fees and commissions of every kind incurred in connection with the affairs of the Trust, expenses of issue, repurchase and redemption of Shares, expenses of registering and qualifying the Trust and its Shares under Federal and State securities laws and regulations, charges of custodians, transfer agents, investment advisers, administrators and registrars, expenses of preparing and printing and distributing prospectuses, auditing and legal expenses, expenses of reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expense, association membership dues and such non-recurring items as may arise, including costs and expenses of litigation to which the Trust is a party, and for all losses and liabilities by them incurred in administering the Trust; and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the Trust estate prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from paying any of the aforementioned fees and expenses.

         6.10. Power to Carry Out Trust's Purposes; Presumptions. The Trustees shall have power to carry out any and all acts consistent with the Trust's purposes through branches and offices both within and without the Commonwealth of Pennsylvania, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with the Trust property.

         6.11. Service in Other Capacities. Any Trustee, officer, representative, employee or agent of the Trust, including any investment adviser, transfer agent, administrator, distributor, shareholder servicing agent, custodian or underwriter for the Trust, may serve in any other capacity on his or its own behalf or on behalf of others, and may engage in other business activities in addition to his or its services on behalf of the Trust, provided that such other activities do not materially interfere with the performance of his or its duties for or on behalf of the Trust.

                                     VII.

                     AGREEMENTS WITH: INVESTMENT ADVISER;
             PRINCIPAL UNDERWRITER; ADMINISTRATOR; TRANSFER AGENT
                                 AND CUSTODIAN

         7.1. Investment Adviser. The Trustees may enter into a written investment advisory agreement or agreements with any person or persons whereby such person(s) shall undertake to furnish the Trustees such portfolio management, investment advisory, statistical and research facilities and other services for the Trust or any one or more classes or series of a class of its Shares, upon such terms and conditions as the Trustees may, in their discretion, determine. Notwithstanding any provision of this Declaration of Trust, the Trustees may authorize the investment adviser (subject to such general or specific instructions as the Trustees may adopt) to effect purchases, sales or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any representative or Trustee to effect such purchases, sales or exchanges pursuant to the recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges so effected shall be deemed to have been authorized by all of the Trustees.

         Any such investment advisory agreement or agreements, including approvals or renewals thereof, shall in all respects be consistent with, and subject to the requirements of the Act as then in effect and the regulations of the Commission thereunder.

         7.2. Administrator. The Trustees may, on such terms and conditions as they may in their discretion determine, enter into one or more agreements with any person or persons providing for administrative services to the Trust, including assistance in supervising the Trust's affairs and performance of administrative, clerical and other services considered desirable by the Trustees.

         Any such administration agreement or agreements, including approvals or renewals thereof, shall in all respects be consistent with, and subject to the requirements of the Act as then in effect and the regulations of the Commission thereunder.

         7.3. Principal Underwriter. The Trustees may, on such terms and conditions as they may in their discretion determine, enter into one or more distribution agreements with any person or persons providing for the sale of Shares of the Trust at a price at least equal to the net asset value per Share and providing for sale of the Shares pursuant to arrangements by which the Trust may either agree to sell the Shares to the other party to the agreement or appoint such other party its sales agent for such Shares. Such agreement may also provide for the repurchase of Shares of the Trust by such other party as principal or as agent of the Trust, and may authorize the other party to enter into agreements with others for the purpose of the distribution or repurchase of Shares.

         Any such distribution agreement or agreements, including approvals or renewals thereof, shall in all respects be consistent with, and subject to the requirements of the Act as then in effect and the regulations of the Commission thereunder.

         7.4. Transfer Agent. The Trustees may enter into one or more agreements with any person or persons providing for transfer agency and other services to Shareholders of the Trust, on such terms and conditions as the Trustees may in their discretion determine.

         7.5. Custodian. The Trustees may, on such terms and conditions as they may in their discretion determine, enter into one or more agreements with any person or persons providing for the custody and safekeeping of the property of the Trust. Such agreements shall be subject to such restrictions, limitations, and other requirements, as may be contained in the Act, regulations of the Commission thereunder and by the Code of Regulations of the Trust.

         7.6. Parties to the Agreements. The same person may be employed in multiple capacities under Sections 7.1 through 7.5 of this Article VII and may receive compensation from the Trust in as many capacities in which such persons shall serve the Trust. The Trustees may enter into any agreement of the character described in this Article VII with any person, including any person in which any Trustee, officer, representative, employee or Shareholder of the Trust may be interested, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable by reason of such relationship for any loss or expense to the Trust under or by reason of said agreement or accountable for any profit realized directly or indirectly therefrom.

                                     VIII.

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

         8.1. Voting Powers. The Shareholders of the Trust, or of any class or series of a class of Shares thereof, shall have the power to vote (a) for the election of Trustees; (b) with respect to the amendment of this Declaration of Trust as provided in Article XI, Section 11.8 and (c) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, the Regulations, by any requirement applicable to or agreement of the Trust, and as the Trustees may consider desirable. Every Shareholder of record shall have the right to one vote for every whole Share standing in his name on the books of the Trust, and to have a proportional fractional vote for any fractional Share, as to any matter on which the Shareholder is entitled to vote. There shall be no cumulative voting. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration of Trust or the Regulations.

         8.2. Meetings. Meetings of Shareholders may be called by the Trustees as provided in the Regulations and shall be called by the Trustees upon the written request of Shareholders owning at least twenty percent (20%) of the outstanding Shares entitled to vote.

         8.3. Quorum and Required Vote. At any meeting of the Shareholders a quorum for the transaction of particular business shall consist of a majority of the Shares of the Trust outstanding and entitled to vote on the matter appearing in person or by proxy, provided that reasonable adjournments of such meeting for the purpose of voting on such matter(s) until a quorum is obtained may be made by vote of the Shares present in person or by proxy and entitled to vote on such matter(s). A majority of the Shares voted shall decide any question and a plurality shall elect a Trustee, subject to any applicable requirements of law or of this Declaration of Trust or the Regulations.

         8.4. Shareholder Action by Written Consent. Any action which may be taken by Shareholders may be taken without a meeting if not less than two-thirds of the Shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

         8.5. Code of Regulations. The Regulations may include further provisions not inconsistent with this Declaration of Trust for Shareholders' meetings, votes, record dates, notices of meetings and related matters.

                                      IX.

                        DISTRIBUTIONS AND DETERMINATION
                                 OF NET INCOME

         Distributions. The Board of Trustees may from time to time determine, authorize and make distributions in Shares or in cash, on any or all classes or series of a class of Shares, the amount of such distributions and the payment thereof being wholly in the discretion of the Board of Trustees. Distributions on Shares of any class or series shall be paid only out of the net income, surplus, capital or other lawfully available assets belonging to such class or series.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Trust, the Trustees shall have the power in their discretion to distribute for any fiscal year as ordinary distributions and as capital gains distributions, respectively, amounts sufficient to enable the Trust to qualify as a regulated investment company under the Internal Revenue Code of 1954, as amended, or any successor or comparable statute thereto, and Regulations promulgated thereunder, in order to avoid any liability for Federal income taxes in respect to that year.

         The decision of the Trustees as to what is income and what is principal in accordance with generally accepted accounting principles shall be final, and except as specifically provided herein the decision of the Trustees as to expenses and charges of the Trust to be charged against principal and against income shall be final. Any income not distributed in any year may be permitted to accumulate and as long as not distributed may be invested from time to time in the same manner as the principal funds of the Trust.

         The Trustees shall have the power to make distributions in cash or property. The Trustees may adopt any resolutions deemed necessary or desirable providing for the determination, authorization and making of such distributions on a daily, monthly or other basis by one or more designated representatives of the Trust, which may be made payable to Shareholders of record at such time as may be fixed. Distributions declared but not yet paid with respect to Shares which have been redeemed may be paid prior to the time otherwise payable if the Trustees so determine in their sole discretion.

                                      X.

                  LIMITATION OF LIABILITY AND INDEMNIFICATION

         10.1. Limitation of Trustee Liability. Every act or thing done or omitted, and every power exercised or obligation incurred by the Trustees or any of them in the administration of this Trust or in connection with any affairs, property or concerns of the Trust, whether ostensibly in their own names or in their Trust capacity, shall be done, omitted, exercised or incurred by them as Trustees and not as individuals; and every person contracting or dealing with the Trustees or having any debt, claim or judgment against them or any of them shall look only to the funds and property of the Trust for payment or satisfaction. No Trustee or Trustees of the Trust shall ever be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any of the affairs of the Trust. Every note, bond, contract, order or other undertaking issued by the Trust or the Trustees relating to the Trust, and stationery used by the Trust shall include the notice set forth in Section
10.4 of this Article X (but the omission thereof shall not be construed as a waiver of the foregoing provision, and shall not render the Trustees personally liable).

         It is the intention of this Section 10.1 that no Trustee shall be subject to any personal liability whatsoever to any person for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except that nothing in this Declaration of Trust shall protect any Trustee from any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of reckless disregard of his obligations and duties as Trustee; and that all persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

         10.2. Indemnification of Trustees, Officers and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or any other expense shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in his opinion have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustees shall have the power, but not the duty, in their sole discretion, to indemnify officers and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

         In addition to such rights of indemnification as may be provided hereunder, the Trustees may purchase insurance against the risk of liability imposed against Trustees, officers or employees by reason of their services on behalf of the Trust.

         10.3. Reliance on Experts, etc. Each Trustee, officer and representative of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel satisfactory to the Trust, or upon reports made to the Trust by any of its officers, representatives or employees or by the investment adviser, the principal underwriter, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         10.4. Limitation of Shareholder Liability. Shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. Every note, bond, contract, order or undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust, and the stationery used by the Trust, shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder) as follows:

                  "The names `Sentinel Pennsylvania Tax-Free Fund' and `Trustees of Sentinel Pennsylvania Tax-Free Fund' refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated July 9, 1996, which is on file at the principal office of the Trust. The obligations of Sentinel Pennsylvania Tax-Free Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the trust estate, and all persons dealing with the Trust must look solely to the trust property for the enforcement of any claims against the Trust."

         10.5. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon.

                                      XI.

                                 MISCELLANEOUS

         11.1. Trust Not a Partnership. It is hereby expressly declared that a common law trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's representatives or any Shareholders. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, whether past, present or future, shall be personally liable therefor.

         11.2. No Bond or Surety. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

         11.3. Termination of Trust. This Trust shall continue without limitation of time, provided, however, that:

         A. The Trustees, with the vote of a majority of the outstanding Shares, may sell and convey the assets belonging to the Trust or to any class or series of Shares thereof to another trust or corporation organized under the laws of any state of the United States, which is a management investment company as defined in the Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or to any class or series of Shares thereof and which may include beneficial interests of such trust or stock of such corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the outstanding Shares entitled thereto.

         B. The Trustees, with the vote of a majority of the outstanding Shares, may sell and convert into money all the assets of the Trust or of any class or series. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or of any class or series, the Trustees shall distribute the remaining assets of the Trust or of any class or series ratably among the holders of the outstanding Shares entitled thereto.

         C. Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in subsections A and B, the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

         11.4. Filing of Copies, References, Headings. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a representative of the Trust as to whether or not any such supplemental Declaration of Trust has been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by a representative of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in the case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original. All signatures to this instrument need not appear on the same page.

         11.5. Applicable Law. The Trust set forth in this instrument is a common trust made in the Commonwealth of Pennsylvania and is to be governed by and construed and administered according to the laws of said Commonwealth.

         11.6.  Provisions in Conflict With Law or Regulations.

         A. The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision is in conflict with the Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

         B. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

         C. Notwithstanding the foregoing, nothing contained in this Declaration of Trust shall permit any amendment of this Declaration of Trust which would impair the exemption from personal liability of the Trustees and Shareholders of the Trust or to permit assessments upon Shareholders.

         11.7.  Amendment Procedure.

         A. This Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the outstanding Shares.

         B. The Trustees may also amend this Declaration without the vote of Shareholders if they deem it necessary to conform this Declaration of Trust to the requirements of desirable applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

         IN WITNESS WHEREOF, the undersigned have executed this Declaration of Trust as of the 9th day of July 1996.

                                         /s/ Richard J. Borda
                                         ----------------------------
                                         Richard J. Borda


                                         /s/ Dr. Kalman J. Cohen
                                         ----------------------------
                                         Dr. Kalman J. Cohen


                                         /s/ Richard D. Farman
                                         ----------------------------
                                         Richard D. Farman


                                         /s/ John D. Feerick
                                         ----------------------------
                                         John D. Feerick


                                         /s/ Richard I. Johannesen, Jr.
                                         ------------------------------
                                         Richard I. Johannesen, Jr.


                                         /s/ Robert B. Mathias
                                         ----------------------------
                                         Robert B. Mathias


                                         /s/ Keniston P. Merrill
                                         ----------------------------
                                         Keniston P. Merrill


                                         /s/ Stanley R. Reber
                                         ----------------------------
                                         Stanley R. Reber


                                         /s/ Susan M. Sterne
                                         ----------------------------
                                         Susan M. Sterne


                                                                   Exhibit (b)


                              CODE OF REGULATIONS

                                      of

                       MERIT PENNSYLVANIA TAX-FREE TRUST

                                July 24, 1986

                                  ARTICLE I

                                   TRUSTEES

         1.1 Number and Term of Office. The number of Trustees shall be six
(6) or such other number, not less than three (3), as may be fixed from time to time by the Trustees. Each Trustee shall hold office until termination and until his successor shall have been elected and qualified.

         1.2 Place of Meeting; Telephone Meeting. Meetings of the Trustees, regular or special, shall be held at the principal office of the Trust or at such other place as the Trustees may from time to time determine. Trustees may participate in Regular or Special Meetings of the Board of Trustees, or committee meetings thereof, by means of conference telephone, videotape or similar communications equipment if all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at the meeting.

         1.3 Regular Meetings. Regular Meetings of the Trustees may be held without notice at such time and at the principal office of the Trust or at such other place as the Trustees may from time to time determine.

         1.4 Special Meetings. Special Meetings of the Trustees may be called by the President on one day's notice to each Trustee. Special Meetings shall be called by the President or Secretary in like manner and on like notice on the written request of three Trustees.

         1.5 Committee. The Trustees may by resolution passed by a majority of the Trustees appoint from among its members an executive committee and other committees composed of two or more Trustees, and may delegate to such committees, in the intervals between meetings of the Trustees, any or all of the powers of the Trustees in the management of the business and affairs of the Trust, except the power to issue Shares in the Trust or to recommend to Shareholders any action requiring Shareholders' approval.

         1.6 Compensation. Any Trustee, whether or not he is a salaried officer or employee of the Trust, may be compensated for his services as Trustee or as a member of a committee, or as Chairman of the Trustees or Chairman of a commit-tee, by fixed periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Trustees may from time to time determine.

                                  ARTICLE II

                           MEETINGS OF SHAREHOLDERS

         2.1 Place. Meetings of Shareholders may be called by the Trustees and shall be called by the Trustees upon the written request of holders of at least twenty percent of the outstanding Shares entitled to vote. Meetings of Shareholders shall be held at such place, date and time as the Trustees may determine.

         2.2 Notice. Written notice, stating the place, day and hour of each meeting of Shareholders and in the case of Special Meetings, the general nature of the business to be transacted, shall be given by, or at the direction of, the person calling the meeting to each Shareholder of record entitled to vote at the meeting at least ten days prior to the day named for the meeting, unless in a particular case a longer period of notice is required by law.

         2.3 Shareholders' List. The officer or agent having charge of the transfer books for Shares of the Trust shall make, at least five days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order with the address of and the number of Shares held by each such Shareholder. The list shall be kept on file at the office of the Trust and shall be subject to inspection by any Shareholders at any time during usual business hours and shall also be produced and kept open at the time and place of each meeting of Shareholders and shall be subject to the inspection of any Shareholder during each meeting of Shareholders.

         2.4 Record Date. The Trustees may fix a time (during which they may close the Share transfer books of the Trust) not more than fifty (50) days prior to the date of any meeting of Shareholders, or the date fixed for the payment of any dividend, or the date of the allotment of rights or the date when any change or conversion or exchange of Shares will go into effect, as a record date for the determination of the Shareholders entitled to notice of, or to vote at, any such meeting, or entitled to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise such rights, as the case may be. In such case, only such Shareholders as shall be Shareholders of record at the close of business on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any record date fixed, as aforesaid.

                                 ARTICLE III

                                    NOTICES

         3.1 Form. Notices to Shareholders shall be in writing and delivered personally or mailed to the Shareholders at their addresses appearing on the books of the Trust. Notices to Trustees shall be oral or by telephone or telegram or in writing delivered personally or mailed to the Trustees at their address appearing on the books of the Trust. Oral Notice shall be deemed to be given when given directly to the person required to be notified and notice by mail shall be deemed to be given when deposited in the United States mail or with a telegraph office for transmission. Notice to Trustees need not state the purpose of a Regular or Special Meeting.

         3.2 Waiver. Whenever any notice of the time, place or purpose of any meeting of Shareholders, Trustees or Committee is required to be given under the provisions of Pennsylvania law or under the provisions of the Declaration of Trust or these Regulations, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Shareholders in person or by proxy, or at the meeting of Trustees or Committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                                  ARTICLE IV

                                   OFFICERS

         4.1 Number. The officers of the Trust shall be chosen by the Trustees and shall include a President, who shall be a Trustee, a Secretary and a Treasurer. The Trustees may, from time to time, elect or appoint one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. The Trustees may in their discretion, also appoint a Chairman who shall perform and execute such executive and administrative duties and powers as the Trustees shall from time to time prescribe.

         4.2 Other Officers. The Trustees from time to time may appoint such other officers and agents as they shall deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Trustees. The Trustees may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe the respective rights, terms of office, authorities and duties.

         4.3 Election and Tenure. The officers of the Trust shall be chosen annually by the Trustees. Two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Declaration of Trust or these Regulations to be executed, acknowledged or verified by two or more officers. Any officer or agent may be removed by the Trustees. An officer of the Trust may resign by filing a written resignation with the President or with the Trustees or with the Secretary. Any vacancy occurring in any office of the Trust by death, resignation, removal or otherwise shall be filled by the Trustees.

         4.4 Compensation. The salaries or other compensation of all officers and agents of the Trust shall be fixed by the Trustees, except that the Trustees may delegate to any Committee the power to fix the salary or other compensation of any officer of the Trust;

         4.5 President. The President, unless the Chairman has been so designated, shall be the chief executive officer of the Trust; he shall preside at all meetings of the Shareholders and the Trustees, shall be, ex officio, a member of all standing committees, and shall see that all orders and resolutions of the Trustees are carried into effect. The President shall also be the chief administrative officer of the Trust and shall perform such other duties and have such other powers as the Trustees may from time to time prescribe.

         4.6 Vice Presidents. The Vice Presidents, in the order of their seniority, shall in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties as the Trustees may from time to time prescribe.

         4.7 Secretary. The Secretary shall attend all meetings of the Trustees and all meetings of the Shareholders and record all the proceedings thereof and shall perform like duties for any Committee when required. He shall give, or cause to be given, notice of meetings of the Shareholders and of the Trustees, and shall perform such other duties as may be prescribed by the Trustees or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Trust and, when authorized by the Trustees, affix and attest the same to any instrument requiring it. The Trustees may give general authority to any other officer to affix the seal of the Trust and to attest the affixing by his signature.

         4.8 Assistant Secretaries. The Assistant Secretaries, in order of their seniority, shall in the absence of disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Trustees shall prescribe.

         4.9 Treasurer. The Treasurer shall be the chief financial officer of the Trust. He shall be responsible for the maintenance of its accounting records and shall render to the Trustees, when the Trustees so require, an account of all the Trust's financial transactions and a report of the financial condition of the Trust.

         4.10 Assistant Treasurers. Each Assistant Treasurer shall exercise such powers and perform such duties as shall be determined from time to time by the Trustees or the President.

                                  ARTICLE V

                            INVESTMENT RESTRICTIONS

         The Trustees may from time to time adopt such restrictions upon the investment of the assets of the Trust, or amendments thereto, as they may consider necessary or desirable, provided, any such restriction or amendment shall be approved by a majority of the outstanding Shares of the Trust if required by the Investment Company Act of 1940, as amended.

                                  ARTICLE VI

                              GENERAL PROVISIONS

         6.1 Inspection of Books. The Trustees shall from time to time determine whether and to what extent, and at what time and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholders shall have any right of inspecting any account or book or document of the Trust except as conferred by law or authorized by the Trustees or by resolution of the Shareholders.

         6.2 Reports. The Trust shall transmit to the Shareholders and/or file with federal and state regulatory agencies such reports of its operations as the Trustees shall consider necessary or desirable or as may be required by law.

         6.3 Bonding of Officers and Employees. All officers and employees of the Trust shall be bonded to such extent, and in such manner, as may be required by law.

         6.4 Fiscal Year. The fiscal year of the Trust shall be the period of twelve months ending on the last day of December in each year.

                                 ARTICLE VII

                                  AMENDMENTS

         This Code of Regulations may be altered or repealed by the Trustees at any Regular or Special Meeting of the Trustees.

                  Amendment No. 1 to the Code of Regulations

                                March 25, 1988

         RESOLVED, that Article II, Section 2.1 of the Trust's Code of Regulations be, and the same hereby is, amended and restated in its entirety as follows:

         "2.1 Meetings. Meetings of Shareholders may be called by the Trustees and shall be called by the Trustees upon the written request of holders of at least ten (10) per-cent of the outstanding Shares entitled to vote. Meetings of Shareholders shall be held at such place, date and time as the Trustees may determine."


                  Amendment No. 2 to the Code of Regulations
                              [December 9, 1993]


     RESOLVED, that the Trust's Code of Regulations are amended to add a paragraph 1.7, as follows:

         "1.7 No Trustee of the Trust shall continue on the Board after the date of the March Board meeting next succeeding his attainment of age 72 and, unless otherwise specifically determined by the Board, any Trustee of the Trust who is also an officer of the Trust or any affiliate shall resign from the Board on the date that his resignation as such officer shall become effective."



                  Amendment No. 3 to the Code of Regulations
                              [December 11, 1997]


     RESOLVED, that the Trust's Code of Regulations paragraph 1.7 be amended, as follows:

         "1.7 No Trustee of the Trust shall continue on the Board after the date of the March Board meeting next succeeding his attainment of age 72 and, unless otherwise specifically determined by the Board, any Trustee of the Trust who is also an officer of the Trust or any affiliate shall resign, or be deemed to have resigned, from the Board on the date that his resignation as such officer shall become effective, or on the date such person is no longer functioning as an officer of the Trust or such affiliate."


                                                                    Exhibit (d)

                         INVESTMENT ADVISORY AGREEMENT

     Agreement made as of this first day of March, 1993, by and between Sentinel Pennsylvania Tax-Free Trust, a Pennsylvania trust and a registered open-end investment company under the Investment Company Act of 1940 (hereinafter called "Fund"), and Sentinel Advisors Company, a Vermont general partnership, and a registered investment adviser under the Investment Advisers Act of 1940 (hereinafter called "Advisor").

                                  WITNESSETH:

     In consideration of the mutual promises and agreements herein contained and other good and valuable considerations, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.   Management of Securities Portfolio

     Advisor agrees to act as investment adviser to Fund with respect to the investment of its assets and in general to supervise the investments of Fund, subject at all times to the direction and control of the Trustees of Fund, all as more fully set forth herein. In connection therewith, Advisor shall regularly provide investment advice to Fund, and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolio of Fund, and Advisor shall accordingly:

     (a) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic or foreign, affecting the economy generally, the portfolio of Fund, the individual issuers whose securities are included in Fund's portfolio, the industries in which they engage, and securities which Advisor considers may be suitable for inclusion in any of Fund's portfolio, and regularly report thereon to the Trustees of Fund; and

     (b) provide continuously an investment program for Fund consistent, in its opinion, with its investment policy and objectives; and

     (c) determine what securities shall be purchased or sold by Fund, and regularly report thereon to the Trustees of Fund; and

     (d) take, on behalf of Fund, all actions which appear to Advisor necessary to carry into effect such investment program and supervisory functions as aforesaid including the placing of purchase and sale orders.

     Any investment program provided by Advisor under this section, or any supervisory functions taken hereunder by it shall at all times conform to, and be in accordance with, any requirements imposed by: the provisions of the Investment Company Act of 1940 (the "1940 Act"), and any rules or regulations in force thereunder, any other applicable provision of law, the provisions of the organizational documents of Fund as amended from time to time, resolutions as adopted and/or amended from time to time by the Trustees of Fund, and the terms of the registration statement of Fund, as amended from time to time, under the Securities Act of 1933 and the 1940 Act.

     In furtherance of these duties, Advisor will make its principal executive officers available as principal executive officers of Fund at no expense to Fund.

2.   Fund to Bear Other Expenses

     It is understood and agreed that Fund, in addition to the advisory fee paid to Advisor set forth in Article 3 below, will bear and pay for its expenses of operation including its (i) rent and office equipment, if any;
(ii) salaries and employee benefits including applicable employment and payroll taxes, of its own administrative and executive personnel who are not affiliated with Advisor, if any; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iv) all taxes and corporate fees payable by Fund to federal, state or other governmental agencies; (v) fees and costs of its transfer agent, fund accounting and financial administration service provider, custodian, registrar, independent legal counsel and auditors; (vi) expenses of printing and mailing stock certificates, dividends, reports, notices and proxy materials to its shareholders; (vii) fees and expenses incident to the registration and maintenance of registration under the Securities Act of 1933 of shares of Fund for public sale (other than costs of printing prospectuses) and the qualification of its shares for offering and sale under state or other securities laws; (viii) fees and expenses imposed on Fund under the 1940 Act;
(ix) insurance premiums for fidelity bonds and other coverage to its operations; (x) all expenses incident to holding of meetings of its shareholders; (xi) fees and expenses of Trustees who are not affiliated with Advisor; (xii) its pro rata share of fees and dues of the Investment Company Institute; and(xiii) such non-recurring expenses as may arise, including actions, suits or proceedings, affecting Fund and the legal obligation which Fund may have to indemnify its officers and directors with respect thereto.

3.   Compensation of Advisors

     As compensation in full for services rendered under this Agreement, Fund will pay to Advisor a monthly fee determined as follows:

0.55% per annum on the first $50 million of aggregate daily average net assets of the Fund;
0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million;

     The amounts payable to Advisor shall be based upon the value of the net assets as of the close of business each day, computed in accordance with the provisions of the 1940 Act. Such amounts shall be paid monthly in arrears.

4.   Guarantee of Expense Limitation

     If, for any fiscal year of Fund, expenses (including management fee and costs incident to its regular and executive personnel, but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expense) borne by Fund exceed expense limitations applicable to Fund which are imposed by state securities regulators as such limitations may be lowered or raised from time to time, Advisor guarantees that it will reimburse Fund for any excess. The portion of any such reduction to be borne by Advisor shall be deducted from the monthly investment advisory fee otherwise payable to Advisor and, if such amount should exceed such monthly investment advisory fees, Advisor agrees to repay to Fund annually before publication of Fund's annual report to shareholders such sum as may be required to make up the deficiency. For the purpose of this article, the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Investment Advisory Agreement.

5.   Placing of Purchase and Sale Orders

     Advisor shall not deal as principal with Fund in the purchase and sale of portfolio securities nor shall it receive any commissions or other remuneration on the purchase or sale of portfolio securities by Fund.

     Advisor is authorized and directed to place the orders for the purchase and sale of portfolio securities by Fund and to supervise the executions thereof. With respect to such transactions, whether through a broker as agent or with a dealer as principal, Advisor's primary objective is to both obtain the best price and execution of each transaction. Such orders may be placed with qualified brokers and/or dealers who also provide investment information or other services to Fund. Management shall report to the Trustees of Fund at least quarterly on said allocations of order and on the brokerage commissions and/or dealer concessions involved, indicating to whom such allocations are made and the basis thereof.

6.   Nonexclusivity

     Advisor's services to Fund hereunder are not to be deemed exclusive and Advisor shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7.   National Life Services

     National Life Insurance Company and its subsidiaries may furnish to Advisor, in order to better enable it to fulfill its obligations hereunder, office space, personnel and other services as are requested by Advisor, in all cases for a reasonable charge. Advisor will present the details of any such arrangements to the Trustees of Fund.

8.   Affiliations of Advisor

     It is understood that the trustees and officers of Fund may be directors or officers of Advisor or an entity under common control, including National Life Insurance Company, Provident Mutual Life Insurance Company of Philadelphia, or any affiliate of either, or otherwise be interested in Advisor, and that the existence of such dual interest shall not affect the validity of this Agreement or any transactions hereunder.

9.   Liability of Advisor

     In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Advisor, it shall not be subject to liability to Fund or to any shareholder of Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

10.  Duration of this Agreement

     This Agreement shall become effective upon the date set forth above and shall continue in force and effect, unless terminated as hereinafter provided,
until                                , and from year to year thereafter,
provided such continuance is specifically approved at least annually by the Trustees of Fund, including specific approval (i) by a majority of the Trustees who are not interested persons of a party to this Agreement (other than as Trustees of Fund) by votes cast in person at a meeting specifically called for such purpose (Trustee vote) or (ii) by a vote of a majority of the issued and outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of Fund and a Trustee vote.

11.  Termination

     This Agreement may be terminated by Advisor at any time without penalty upon giving Fund sixty (60) days' written notice (which notice may be waived by Fund) and may be terminated by Fund, at any time without penalty upon giving Advisors sixty (60) days' written notice (which notice may be waived by Advisor), provided that such termination by Fund shall be approved by the vote of a majority of the Trustees of Fund in office at the time or by the vote of a majority of the outstanding voting securities of Fund. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

12.  Notification of Changes in Advisor

     Advisor will notify Fund of any change in the identities of the partners of Advisor within a reasonable time after such change.


     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seals to be hereunder affixed, all as of the day and year first above written.

Attest:                                     SENTINEL GROUP FUNDS, INC.


/s/ D. Russell Morgan                       BY:  /s/  Keniston P. Merrill
----------------------------------               -----------------------------
D. Russell Morgan                                     Keniston P. Merrill
Secretary                                                  Chairman

Attest:                                     SENTINEL ADVISORS COMPANY


/s/ Lisa M. Marcoux                         By:  /s/  Christopher E. Martin
----------------------------------              ------------------------------
    Lisa M. Marcoux                                   Christopher E. Martin



                                                              Exhibit (e)(1)
                                                              DEALER AGREEMENT

[LOGO OMITTED]  Sentinel Financial Services Company
                One National Life Drive
                Montpelier, Vermont 05604
                Tel: 800-233-4332
----------------------------------------------------------------------------------------------------------------------------------
Sentinel Financial Services Company ("Sentinel                  receive continuing service fees to the extent described
Financial") is the principal underwriter and distributor of     in Schedule A hereto.
the shares of common stock of each of the funds
in Sentinel Group Funds, Inc. and the shares of beneficial      Letter of Intent:
interest of the Sentinel Pennsylvania Tax-Free Trust (the       Quantity discounts also apply on investments of
"Funds"). Such Funds are those enumerated in                    $100,000 or more spread over 13 months, or in the case
Schedule A hereto which may be amended from time to             of qualified plans, spread over 30 months, under a Letter
time by Sentinel Financial by written notice to you.            of Intent dated within 90 calendar days of the first
Sentinel Financial invites your participation, under the        purchase to be included. An investor may combine the
following terms and conditions, in the distribution of the      value at the offering price of all shares of the Funds (not
Funds, described in the prospectus, Shareholder Guide,          including the Sentinel U.S. Treasury Money Market
and Statement of Additional Information to which                Fund) owned at the time the Letter of Intent is signed
reference is hereby made for a full description of the          with the amount intended to be purchased through the
securities.                                                     duration of the Letter of Intent, to determine the quantity discount which applies.
Reference is also specifically made to Conduct Rule
2830 of the National Association of Securities Dealers,         Right of Accumulation:
Inc. which is incorporated herein as if set forth in full. It   Quantity discounts also apply to subsequent purchases
is agreed that all of the requirements of such section,         which, including shares of the Funds already owned (not
and all other federal and state laws, rules and                 including the Sentinel U.S. Treasury Money Market
regulations that are now or may become applicable to            Fund), would bring the total to an applicable breakpoint
transactions hereunder, will be fully met.                      or more. The value of "shares already owned" will be
                                                                computed at the current offering price. We must be
Sales Commissions and Dealer Concessions:                       notified at the time an order is placed which would
The price at which shares shall be offered by you at            qualify for a quantity discount under the Right of
retail is based upon and varies with the market value of        Accumulation.
the underlying securities and other assets pertaining
thereto, and includes the following distribution charges        The calculation of the net asset value of each Fund will
expressed as a percentage of the retail sales price.            become immediately effective upon its determination.
Such shares will be confirmed to dealers at the retail          Orders to purchase shares of the Funds received by
sales price less the concessions shown on Schedule A,           dealers prior to 4:00 p.m. will be confirmed, subject to
if any. The offering prices used for general release will       our acceptance, on the basis of the net asset value
be those applying to orders for less than the initial           determined on that day provided they are received by us
breakpoint. The reduced charges shown for larger                prior to the close of our business day. Orders received
orders apply to purchases of one or more Funds at one           by dealers after 4:00 p.m. will be confirmed, subject to
time by an individual, his spouse and children under 21,        our acceptance, on the same basis as previously stated
a trustee or other fiduciary of a single trust or fiduciary     with respect to the next day on which the net asset
account, charitable, religious, educational and similar         value of the Fund is determined.
corporations, associations or foundations exempt from
taxation under Section 501(c)(3) or (13) of the Internal        All sales must be made subject to our acceptance and
Revenue Code and employee benefit plans, and                    confirmation. We reserve the right to reject any order
retirement plans established under the Self-Employed            for any reason. See the prospectus for the minimum
Individuals Tax Retirement Act of 1962, exempt from             dollar amounts for which orders will be accepted.
taxation under Section 401 of the Internal Revenue
Code, and any groups who qualify for reduced sales              Exchange Between Funds:
charges as described under the terms of the Funds'              Upon the Funds' receipt of the necessary form, any
prospectus and Statement of Additional Information.             shareholder may exchange their investment, in whole or
                                                                in part, from one Sentinel Fund to another Sentinel Fund
Under ordinary circumstances, the rentail offering price        of the same class of shares, without the payment of the
for the Funds will be computed once each business day,          sales or any other charge provided that if the shares
as of 4:00 p.m. A "business day" is deemed to mean              being exchanged have been newly purchased, that they
all Mondays, Tuesdays, Wednesdays, Thursdays, and               have been in the account for a minimum of 15 calendar
Fridays, except those on which banks and brokerage              days, except that assets originally invested in Sentinel
firms in New York City are generally closed for the             Short Maturity Government Fund or Sentinel Growth
observance of holidays.                                         Index Fund must remain in the account for 90 days
                                                                before they are eligible for the exchange privilege, and
Certain Funds have adopted plans under Investment               except that shares may not be exchanged into the
Company Act Rule 12b-1 ("Distribution Plans" as                 Sentinel Growth Index Fund until at least 90 days after
described in the prospectus). You may be entitled to            the assets represented by such shares were originally
                                                                invested in the Sentinel Funds. Also, for the assets


originally invested in the Class A shares of the Sentinel       Placement:
U.S. Treasury Money Market Fund, an exchange fee                If any shares confirmed to you hereunder are
equal to the sales charge on initial purchase of Class A        repurchased or are tendered for liquidation to the Funds
shares of the same dollar amount of the Fund being              within seven (7) days after such confirmation of your
changed into, will be assessed.                                 original order, then you shall forthwith repay to the
                                                                Funds, the full concession allowed to you on such sale
Reinstatement Privilege:                                        and we shall forthwith repay to the Funds, our share of
A shareholder who has redeemed all or part of his or            the sales charge thereon. We shall notify you of such
her shares may reinvest all or part of the redemption           repurchase or liquidation within ten (10) days from the
proceeds at the then current net asset value without            day on which the instructions to liquidate are delivered to
charge in Class A shares of any Fund (except that               us or to the Funds. You shall make no purchases except
redemption proceeds from shares of the Sentinel Short           for the purpose of covering orders received by you and
Maturity Government Fund and Sentinel Growth Index              then such purchases must be made only at the offering
Fund held less than 90 days may not reinvest in other           price (less your concession) at which such orders were
Sentinel Funds under this provision) if the shareholder's       taken, provided, however, that the foregoing does not
written request is received or is postmarked within 365         prevent the purchase of shares by you for your own bona
days after the request for redemption was received by           fide investment. In no event shall you withhold placing
the Funds. Unless we agree to waive this restriction,           orders so as to profit yourself, as a result of such
the privilege may be exercised only once by a                   withholding, by a change in the net asset value from that
shareholder as to any of the Funds except where the             used in determining the price to your customer, or
sole purpose is to transfer shares into a Self-Employed         otherwise. Neither you nor any other person has been
Retirement Plan or Individual Retirement Account.               authorized to give any information or to make
                                                                representations in connection with the sale of shares
Payment and Deliveries:                                         hereunder other than as contained in the prospectus.
Payment for shares purchased will be due on the
settlement date, as set forth on the confirmation, at           Dealer's Status:
which time complete registration instructions should be         Sales will be confirmed directly by us to dealers. By
supplied to us.                                                 entering into this Dealer Agreement, Sentinel Financial
                                                                Services Company is acting on its own behalf as
Repurchase of Shares:                                           principal, and in no sense as agent for Sentinel Groups
Sentinel Financial, acting for the Funds, intends to            Funds, Inc. or Sentinel Pennsylvania Tax-Free Trust. No
maintain bids for Fund shares on business days,                 dealer is in any sense the agent of us or the Funds in the
although not required to do so and under no liability for       sale or repurchase of shares under this Dealer
failure to maintain such a bid.                                 Agreement.

The basis on which such shares will be so                       General:
repurchased when the order has been received by the             This agreement shall be construed in accordance with
dealer prior to 4:00 p.m. on a business day is the net          the laws of the State of Vermont. The terms of this
asset value computed as of 4:00 p.m. on such day,               agreement supersede any other previously in effect and
less any applicable contingent deferred sales charge,           are subject to further modification or to cancellation by
provided that orders so received by a dealer shall have         us without previous notice.
been transmitted to us prior to the close of our
business day. Orders received by dealers after each
day's market close will be confirmed, subject to our
acceptance, on the same basis as previously stated              Sincerely,
with respect to the next day on which the Fund's net
asset value will be determined.

It should be noted that any record holder of the Funds
may surrender all or any part of their holdings to the
Funds and the Funds are required to redeem such
shares at a price equal to net asset value, less any            Sentinel Financial Services Company
applicable contingent deferred sales charge,
determined in the manner and on the terms described
in the prospectus.

[LOGO OMITTED]  Sentinel Financial Services Company
                One National Life Drive
                Montpelier, Vermont 05604                         Schedule A to
                Tel: 800-233-4332                              Dealer Agreement
-------------------------------------------------------------------------------
Class A Shares:

For the Class A shares of Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Mid Cap Growth Fund, Sentinel Small Company Fund, and Sentinel World Fund, the sales charge as a percentage of the offering price and the payment to the dealer are shown below:

Sale Size                      Sales Charge                  Payment to Dealer
$0 to $99,999                      5.00%                           4.50%
$100,000 to $249,999               4.00%                           3.75%
$250,000 to $499,999               2.50%                           2.25%
$500,000 to $999,999               2.00%                           1.75%
$1,000,000 to $14,999,999            *                             1.00%
$15,000,000 or more                  *                               **

*Contingent deferred sales charge, as described in the Prospectus
**Individually negotiated

For the Class A shares of the Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund and Sentinel Pennsylvania Tax-Free Trust, the sales charge as a percentage of the offering price and the payment to the dealer are shown below:

Sale Size                      Sales Charge                 Payment to Dealer
$0 to $99,999                      4.00%                          4.00%
$100,000 to $249,999               3.50%                          3.25%
$250,000 to $499,999               2.50%                          2.25%
$500,000 to $999,999               2.00%                          1.75%
$1,000,000 to $4,999,999             *                            1.00%
$5,000,000 or more                   *                              **

* Contingent deferred sales charge, as described in the Prospectus **Individually negotiated

For the Class A shares of the Sentinel Growth Index Fund, the sales charge as a percentage of the offering price and the payment to the dealer are shown below:

Sale Size                      Sales Charge                 Payment to Dealer
$0 to $499,999                     2.50%                          2.25%
$500,000 to $999,999               2.00%                          1.75%
$1,000,000 to $4,999,999             *                            1.00%
$5,000,000 or more                   *                              **

* Contingent deferred sales charge, as described in the Prospectus **Individually negotiated

For the Class A shares of the Sentinel Short Maturity Government Fund, the sales charge as a percentage of the offering price and the payment to the dealer are shown below:

Sale Size                      Sales Charge                 Payment to Dealer
$0 to $999,999                     1.00%                          0.75%
$1,000,000 to $4,999,999             *                            1.00%
$5,000,000 or more                   *                             **

* Contingent deferred sales charge, as described in the Prospectus **Individually negotiated

There is no sales charge on purchases of Class A shares of the Sentinel U.S. Treasury Money Market Fund, and no payment to the dealer.

Class B Shares:

For the Class B shares of the Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Mid Cap Growth Fund, Sentinel Small Company Fund, Sentinel World Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, and Sentinel U.S. Treasury Money Market Fund, the following table sets forth the dealer concession:

Sale Size                Dealer Concession
$0 to $249,999                 4.00%
$250,000 to $499,999           2.50%
$500,000 to $999,999           2.00%

For the Class B shares of the Sentinel Growth Index Fund, the following table sets forth the dealer concession:

Sale Size                Dealer Concession
$0 to $499,999                 2.50%
$500,000 to $999,999           2.00%

Of these concessions, 0.25% shall be the service fee for the first twelve months after the sale. The maximum purchase for Class B shares is $1,000,000. Class B shares will be subject to varying contingent deferred sales charges, and conversion rights into Class A shares of the same Fund, as described in the Prospectus.

Class C Shares:

For the Class C shares of the Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel World Fund, and Sentinel High Yield Bond Fund, the dealer concession is 1% of the aggregate purchase amount. The maximum purchase of Class C shares is $1,000,000. Class C shares do not convert into any other class of the Funds.

Class D Shares:

For the Class D shares of the Sentinel Balanced Bund, the dealer concession is 6% of the aggregate purchase amount. The maximum purchase for the Class D shares of Sentinel Balanced Fund is $250,000. Class D shares of Sentinel Balanced Fund will be subject to varying contingent deferred sales charges, and conversion rights into Class A shares of the same Fund, as described in the Prospectus.

Service Fees:

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, Sentinel Financial Services Company ("Sentinel Financial") is authorized to pay you certain service fees for providing services, advice and information to your clients who are invested in certain Sentinel Funds, subject to the terms set forth in this schedule which may be revised by us from time to time. Your participation in this service fee program will be evaluated at specific time intervals. Initial qualification does not assure continued participation. The Prospectus, Statement of Additional Information and this Schedule A set forth the terms applicable for service fees with respect to the various classes of Sentinel Funds shares.

For the Class A shares of the Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Growth Index Fund, Sentinel Mid Cap Growth Fund, Sentinel Small Company Fund, and Sentinel World Fund, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust, and Sentinel Government Securities Fund, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Class A shares of the Sentinel Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund accounts opened prior to March 1, 1993, and no service fee is paid with respect to Class A shares of the Sentinel U.S. Treasury Money Market Fund.

In the case of Class B shares of the Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel Growth Index Fund, Sentinel Mid Cap Growth Fund, Sentinel Small Company Fund, Sentinel World Fund, Sentinel High Yield Bond Fund, and Sentinel Bond Fund, Sentinel Financial will pay to dealers an annual service fee which varies based on the total assets in Class B shares of such Funds for which each registered representative of such dealer is the original registered representative of record at the time an account is opened, as follows:

Assets in Class B Shares of
the Funds for which a
Particular Individual is                     Annual
Registered Representative                    Broker-Dealer
of Record                                    Service Fee

$0 to $99,999                                   -0-
$100,000 to $199,999                           0.10%
$200,000 to $999,999                           0.25%
$1,000,000 and over                            0.50%

In each case, this service fee will begin to accrue on the first day to the thirteenth month after the purchase of the Class B shares. There is no service fee on the Class B shares of the Sentinel U.S. Treasury Money Market Fund.

In the case of Class C shares of the Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel World Fund and Sentinel High Yield Bond Fund, Sentinel Financial will pay to dealers annual service fees of 1.00% of the average net assets owned by the dealer's clients. These service fees also begin to accrue on the first day of the thirteenth month after the purchase of the Class C shares.

There is no service fee payable with respect to Class D shares of Sentinel Balanced Fund.

Payments of all of the above service fees will be made quarterly in March, June, September and December and pro-rated at the applicable annual rates. The minimum payment is $25 per payment period. Quarterly accruals of less than $25 will neither be paid out nor accumulated. House accounts and street name accounts are not paid a service fee under this agreement. Services fee payments will terminate when this Dealer Agreement terminates. These service fee payments may also be terminated by Sentinel Financial on 60 days written notice without payment of a penalty when:

     (i) a majority of the Directors who are not interested persons, or a majority of shares of a Fund or a class of shares of a Fund, vote to discontinue "12b-1" payments from that Fund or class of shares of that Fund, or to terminate the investment advisory agreement with Sentinel Advisors Company, or the Distribution Agreement with Sentinel Financial; or

     (ii) Sentinel Financial finds that termination would be in the best interests of the Fund or class of shares of such Fund.

Consistent with NASD policies as amended or interpreted from time to time (i) you waive payment of amounts due from Sentinel Financial which are funded by fees Sentinel Financial receives under the Funds' 12b-1 plans until Sentinel Financial is in receipt of the fees on the relevant shares of a Fund, and (ii) Sentinel Financial's liability for amounts payable to you is limited solely to the proceeds of the fees receivable to Sentinel Financial on the relevant shares.

Other:

Sentinel Financial, as principal underwriter and distributor of the Sentinel Funds, may offer additional funds for sale. These funds will automatically become part of this Dealer Agreement and its provisions, with payment and other terms governed by the Prospectus, unless otherwise stated by Sentinel Financial.

We hereby indicate our interest in the distribution of the Funds, acknowledge receipt of the official prospectus describing these securities, and agree to the terms of your Dealer Agreement.

Name of Firm accepting the terms of this Agreement: (Print or type name of Firm)

-------------------------------------------------------------------------------

Firm Address: (City, State and Zip Code)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Telephone Number:                   Fax Number:                     B/D Number:

     (   )
-------------------------------------------------------------------------------

Authorized Signature:                   Date: (mm/dd/yyyy)

----------------------------------       --------------------------------------

Print Name and Title:

----------------------------------



Member of SIPC:(Check one.) __Yes __No   Member of FDIC: (Check one.) __Yes __No

Please send us ____________ Sentinel Funds prospectus(es) and/or ______________ sales kits.

To be completed by Sentinel Financial Services Company

By:___________________________________________________

B/D Number:___________________________________________


                                                                  Exhibit e(2)

                            DISTRIBUTION AGREEMENT


     This Distribution Agreement is made as of this first day of March, 1993, by and between Sentinel Pennsylvania Tax-Free Trust, a Pennsylvania trust and a registered series investment company under the Investment Company Act of 1940 (herein called the "Company") and Sentinel Financial Services Company, a Vermont general partnership and a registered broker-dealer under the Securities Exchange Act of 1934 (herein called "Distributor"):

     WHEREAS, the Company is desirous of engaging the services of Distributor as principal underwriter for the purpose of selling its securities; and

     WHEREAS, Distributor is willing to undertake to furnish such service;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby mutually acknowledged, it is understood and agreed as follows:

     1. The Company hereby appoints Distributor as the principal underwriter to sell the securities of the Company, and Distributor hereby accepts such appointment, and agrees to exert its best efforts to effectuate such sales.

     2. Distributor agrees that for each share sold by it, the Company will receive not less than the asset value thereof, computed with respect to changes during each market day on behalf of Company, which shall notify Distributor of such asset values, for purposes of determining a new offering price. Distributor agrees that, except as hereinafter noted, the asset value of the shares of any class will constitute not less than 91.5% of the selling price upon the sale of such shares to the public, and that the total amount of all sales charges shall be within the limits established by applicable law from time to time, and as provided in the Company's prospectus from time to time. Distributor shall be entitled to retain for its own use and benefit and as compensation for its services hereunder all monies received by it upon the sale of the securities of the Company over and above the asset values to which the Company is entitled as hereinabove provided.

     3. In the event that Distributor shall sponsor contractual plans for investment in shares of the Company's stock, the selling price of such plans shall not, for the purposes hereof, be deemed the selling price of such shares which will be sold to the Custodian for such plans at their asset value. In such event, Distributor and the Custodian shall be entitled to retain for their own use and benefit as compensation for their services the sales and creation charges and other deductions duly authorized by such plans and the custodian agreement for such plans notwithstanding that the asset value of the shares purchased for such plans is less than 91.5% of the selling price of such plans.

     4. Distributor agrees to assume all sales expense incident to its activities relating to the sale, confirmation and delivery of securities of the Company, but shall not pay the expenses which are enumerated in paragraph 5 below as payable by the Company. Such expenses assumed by the Distributor may be reimbursed by the Company to the Distributor to the extent, if any, provided in a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as such Distribution Plan is in effect from time to time.

     5. The Company shall pay its corporate expenses and expenses incident to the making of good legal delivery of shares of the Company to the public such as (but not by way of limitation) fees and expenses incident to registration under the Securities Act of 1933 (as amended), costs of preparing and printing reports, notices and announcements to the Company's shareholders, expenses and fees of "Blue Skying" shares of the Company in the various states of the United States in which it sells shares, costs of certificates of stock, Federal and state taxes (including taxes, if any, incident to such sale, confirmation or delivery of shares to the public), fees of transfer agents and registrars. The Company shall pay the cost of setting the type for prospectuses and Distributor shall pay the cost of printing the same in such quantities as it may require. Distributor shall also pay the cost of printing company reports in quantities in excess of those normally required for the information of dealers. The expenses assumed by the Distributor under the preceding two sentences may be reimbursed to Distributor to the extent, if any, provided by any distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that may at the time be applicable.

     6. Distributor guarantees to the Company that all sales confirmed by it for the Company will represent bona fide orders received, and that it will not take a long or short position as agent for the Company or otherwise in the securities of the Company, except that Distributor from time to time may buy shares of the Company for the Company at a price based on the current net asset value of such shares computed in accordance with Rule 22c-1 as now in effect or hereafter amended. Distributor shall accept and pay for such shares at the price confirmed by Distributor, upon delivery of the certificates representing such shares to the Company by Distributor.

     7. Distributor hereby represents that it is a member of the National Association of Securities Dealers, Inc., and agrees to abide by its Rules of Fair Practice.

     8. Distributor agrees that so long as it is responsible for the sale of the securities of the Company, it will refrain from taking long or short positions against the Company in securities of the same issues as the issues which constitute the assets of the Company, and that it will require its officers, directors and employees to commit not to take any such long or short positions against the Company and not, knowingly or intentionally, to enter into, advise or permit any security transaction inconsistent with the best interests of the Company.

     9. This agreement shall become effective upon the date hereof and shall continue in effect until November 30, 1993, and thereafter from year to year provided that such continuance and renewal is specifically approved annually in the manner required by the Investment Company Act of 1940, unless sooner terminated as to any or all series of the Company as follows:

          a) By Distributor at any time by sixty days' written notice to the Company, or

          b) By the Company at any time by sixty days' written notice to Distributor of a vote to terminate of the Trustees or of the Stockholders of the Company, either vote having been taken at any meeting called for the purpose.

     10. This agreement may be amended only in writing signed by both parties upon due authorization of such amendment by vote of the Trustees or Stockholders of the Company and, in either case, by the vote of a majority of those Trustees of the Company who are not parties to this agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     11. This agreement shall be automatically terminated in the event of its assignment. This agreement shall supercede the distribution arrangements between the Company and ProvidentMutual Financial Services, Inc.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by an authorized officer of each party hereto.

                     SENTINEL PENNSYLVANIA TAX-FREE TRUST



                     By:/s/ Keniston P. Merrill
                        -----------------------
                            Keniston P. Merrill

ATTEST:



/s/ D. Russell Morgan
---------------------
        Secretary


                     SENTINEL FINANCIAL SERVICES COMPANY


                     By:/s/ Joseph M. Rob
                        -----------------
                            Joseph M. Rob

ATTEST:



/s/ Lisa M. Marcoux
    ---------------
    Lisa M. Marcoux


                                                                   Exhibit (g)

                              CUSTODY AGREEMENT


         This Agreement is made as of the 1st day of December 1989, by and between Investors Fiduciary Trust Company, a trust company chartered under the laws of the State of Missouri, having its office located at 127 West 10th St., Kansas City, Missouri 64105 ("Custodian"), and Sentinel Pennsylvania Tax-Free Trust, a Pennsylvania trust having its principal place of business at National Life Drive, Montpelier, Vermont 05604 ("Fund").

                                 Witnesseth:

         WHEREAS, Fund is a registered investment company;

         WHEREAS, Custodian acts as custodian for Sentinel Group Funds ("Sentinel") pursuant to a Custody Agreement dated December 1, 1989, between Custodian and Sentinel (the "Sentinel Agreement");

         WHEREAS, Fund desires to appoint Custodian as custodian for Fund; and

         WHEREAS, Custodian is willing to accept such appointment;

         NOW, THEREFORE, for and in consideration of the mutual promises herein contained and for other good and valuable consideration, the parties hereto agree as follows:

         1. Fund hereby appoints Custodian as the custodian to serve according to the terms of the Sentinel Agreement as if Fund were the "Fund" as defined therein.

         2. Custodian accepts such appointment on the terms specified above.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers, as of the date set forth above.

                                   INVESTORS FIDUCIARY TRUST COMPANY


                                   By   /s/ ARS
                                      ____________________________________

                                   Title:    EVP
                                          ________________________________


                                   SENTINEL PENNSYLVANIA TAX-FREE TRUST


                                   By   /s/ Marvin Aber
                                      ____________________________________

                                   Title:    VP & Treas.
                                         _________________________________


                                                                     Exhibit h
                            FUND SERVICES AGREEMENT


     AGREEMENT, dated as of the first day of March, 1993, made by and between SENTINEL PENNSYLVANIA TAX-FREE TRUST, a Pennsylvania trust and a registered open-end investment company (the "Fund"), and SENTINEL ADMINISTRATIVE SERVICE COMPANY, a Vermont general partnership ("SASC").

                                  WITNESSETH:

     WHEREAS, the Fund desires to engage SASC to provide it with various fund accounting and financial administration services, transfer agent services and shareholder relations services; and

     WHEREAS, SASC is willing to perform such functions upon terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. Engagement; Effective Date. The Fund hereby engages SASC to provide the services described in sections 2 and 3 below, subject to the supervision and control of the Trustees of the Fund. SASC hereby accepts such engagement and agrees, at its own expense, to render such services and assume the obligations herein set forth, for the compensation described in section 6 below. This Agreement will be effective as of the effective date of the change in the Fund's name to Sentinel Pennsylvania Tax-Free Trust.

     2. Fund Accounting and Financial Administration Services.

     (a) The Fund shall promptly turn over to SASC all the accounts and records previously maintained on its behalf. The Fund authorizes SASC to rely on the accounts and records turned over to it by the Fund, and hereby indemnifies and holds harmless SASC and its successors and assigns from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy, or other deficiency of such accounts and records or in the failure of the Fund to provide any portion of such or to provide any information needed by SASC to knowledgeably perform its functions.

     (b) SASC shall maintain and keep current all books, records, accounts and other documents required by Rule 31a-1 and Rule 31a-2 under the Investment Company Act of 1940, as amended (the "Act"), or otherwise necessary or advisable for compliance with applicable regulations, with respect to the Fund, including but not limited to the following:

        (1)    Cash Receipts Journal
        (2)    Cash Disbursements Journal
        (3)    Dividend Record
        (4)    Purchase and Sales - Portfolio Securities Journal
        (5)    Subscription and Redemption Journals
        (6)    Security Ledgers
        (7)    Broker Ledger
        (8)    General Ledger
        (9)    Daily Expense Accruals
       (10)    Daily Income Accruals
       (11)    Securities and Monies borrowed or loaned and collateral therefor
       (12)    Trial Balances

     (c) SASC will make the proper accounting entries and notify the Fund's Custodian of all cash and portfolio items. The Fund or its investment advisor shall see that confirmations of all transactions are sent to SASC, which will verify the confirmations against information supplied by the Fund or its investment advisor and forward them to the Custodian. SASC shall notify the Fund and its investment advisor of any discrepancy but shall incur no responsibility or liability for such discrepancy, and the Fund or its investment advisor shall cause any necessary corrections to be made.

     (d) SASC shall calculate the net asset value of the Fund, in accordance with the Fund's then current prospectus, once daily. SASC shall have no responsibility or liability for prices quoted by recognized financial information services or broker-dealers, or for prices developed from information supplied by the Fund or its investment advisor or upon the instructions of the Fund or its investment advisor.

     (e) At the end of each month, the Fund or its investment advisor will require the Custodian to forward to SASC a monthly statement of cash and portfolio transactions, which will be reconciled with the Fund's books and records maintained by SASC. SASC will report any discrepancies to the Custodian, and report any unreconciled items to the Fund and its investment advisor.

     (f) SASC shall supply daily and periodic reports to the Fund and its investment advisor as required by regulation for the Fund to maintain, or as reasonably requested by the Fund or its investment advisor.

     (g) SASC shall reconcile periodically its records of share purchases, redemptions and total shares outstanding with those of the transfer agent (which may be SASC acting pursuant to section 3 below), and certify at least monthly to the Fund the reconciled share balance outstanding.

     (h) SASC shall supervise relations between the Fund and the Custodian generally.

     (i) SASC shall maintain the qualification of the Fund's shares under the so-called "blue sky" laws of each state, unless the Fund informs it of its decision not to qualify under the laws of a specified state or states.

     (j) SASC shall make its personnel available to attend all meetings of the Trustees of the Fund, to provide financial information to the Trustees, and to develop and present recommended dividends and capital gains distributions for the Fund to the Trustees.

     (k) SASC shall participate at its own expense in investment company industry activities on behalf of the Fund.

     (l) SASC shall monitor legal and other developments applicable to investment companies, consulting with outside counsel and independent accountants when necessary.

     (m) SASC shall prepare, with the assistance of the Fund's investment advisor, the Fund's registration statement amendments, prospectuses, annual and semi-annual reports to shareholders, and proxy statements, including without limitation preparation of annual and semi-annual financial statements and other financial information relating to the Fund for inclusion in such documents.

     (n) SASC shall monitor and facilitate auditing and other services provided by independent accountants, and review with them any recommendations or changes in accounting records or controls, and monitor and facilitate regulatory examinations.

     3. Transfer Agency and Shareholder Relations Services.

     (a) SASC shall provide telephone lines, personnel and equipment to answer telephone or written inquiries from current and prospective shareholders, to take telephone or written exchange or redemption instructions from properly authorized shareholders and process such transactions, to explain the various rights and privileges the Fund accords to its shareholders, to resolve any problems with shareholder accounts, and to otherwise provide information and assistance to shareholders. In this respect SASC shall not be obligated to provide shareholders with information with respect to the purchase of shares more than seven years prior to a request, unless required by law. SASC shall report regularly to the Trustees of the Fund with respect to the services it provides under this section.

     (b) SASC shall serve as the transfer agent for the Fund, initially utilizing the computer facilities of DST Systems, Inc. on a fully remote basis. Its duties as transfer agent shall include all the services listed in paragraphs (c), (d) and (e) below. SASC shall report regularly to the Trustees of the Fund with respect to the services provided under this section.

     (c) SASC shall service the Fund's shareholder accounts in accordance with the Fund's prospectus and statement of additional information, including all the following functions:

     (1) Receive and process shareholder account application forms and open, maintain and close shareholder accounts.

     (2) Purchase shares for shareholders (including purchases pursuant to automatic investment plans) and countersign and issue certificates therefor to shareholders requesting certificates.

     (3) Out of the money received in payment for share sales, pay to the Fund's custodian the net asset value per share, and pay to the underwriter and dealers on a periodic basis as agreed to from time to time, their respective commissions, if any.

     (4) Maintain records showing the name, address, taxpayer identification number, certificate numbers and number of shares held for each shareholder.

     (5) Deposit certificates when furnished with such documents as SASC deems necessary to authorize the deposit.

     (6) Reinvest or disburse in cash, as directed by the shareholder, dividends and other distributions.

     (7)     Establish the proper registration of ownership of shares.

     (8) Pass upon the adequacy of documents submitted by a shareholder or his legal representative to substantiate the transfer of ownership of shares from the registered owner to transferees.

     (9) Make transfers from time to time upon the books of the Fund in accordance with properly executed transfer instructions and documentation and properly surrendered share certificates (if any) furnished to SASC, and countersign and issue new certificates to shareholders requesting them.

     (10) Answer routine correspondence and shareholder inquiries about individual accounts.

     (11)    Maintain dealer and salesperson records.

     (12) Maintain and furnish to the Fund such shareholder information as the Fund may reasonably request for the purpose of compliance with the applicable tax and securities laws of various jurisdictions.

     (13) Mail confirmations of transactions (including reinvestments of dividends and other distributions) to shareholders in a timely fashion.

     (14) Provide the Fund with such information regarding correspondence as will enable the Fund to comply with related N-SAR requirements.

     (15)    Maintain continuous proof of the outstanding shares of the Fund.

     (16)    Solicit taxpayer identification numbers and certifications.

     (17) Endeavor to trace shareholders to whom mail is returned by the post office.

     (18) Provide tax reporting information to shareholders and Internal Revenue Service.

     (d) In accordance with the provisions of the Fund's Prospectus and Statement of Additional Information, SASC will provide the redemption service for the Fund, which will include the following functions:

     (1) Where applicable, establish accounts payable based on information furnished to SASC on behalf of the Fund: for example, copies of trade confirmations and other documents deemed necessary or desirable by SASC on the first business day following the trade date.

     (2) Receive for redemption and process either (a) stock certificates, supported by appropriate documentation, (b) written authorization (where no share certificates are issued), supported by appropriate documentation, and (c) telephone authorization (assuming pre-authorized withdrawal request is on file).

     (3) Verify that (a) there are sufficient shares in an account to cover redemption requests, and (b) checks for payment of purchase price of shares being redeemed have been collected.

     (4) Transfer the redeemed or repurchased shares to the Fund's treasury stock account, or if applicable, cancel such shares for retirement.

     (5) Pay the applicable redemption or repurchase price to the shareholder in accordance with the Fund's Prospectus on or before the seventh calendar day succeeding any receipt of certificates or requests for redemption or repurchase in "good order."

     (6) Notify the Fund and the Distributor for the Fund of the total number of shares presented and covered by such requests within one business day following receipt.

     (7) Promptly notify the shareholder if any such certificate or request for redemption or repurchase is not in "good order," together with notice of the documents required to comply with the good order standards. Upon receipt of the necessary documents SASC shall effect such redemption at the net asset value applicable at the date and time of receipt of such documents.

     (8) Mail to shareholders confirmations showing trade date, number of full and fractional shares redeemed (rounded to three decimal places), the price per share and the total redemption proceeds.

     (9)     Produce periodic reports of unsettled items, if any.

     (10)    Adjust unsettled items, if any, for dividends and distributions.

     (11) Report to the Fund any information requested by the Fund which must be included in the Fund's N-SAR.

     (e) In accordance with the provisions of the Fund's Prospectus and Statement of Additional Information, SASC will provide the exchange service for the Fund, which will include the following functions:

     (1) Receive and process exchanges in accordance with a duly executed exchange authorization and the provisions of the Prospectus.

     (2)     Make authorized deductions of fees, if any.

     (3) Register new accounts identically with the shares surrendered for exchange. Mail new shares or a statement confirming the exchange by first class mail to the address of record.

     4. Nonexclusivity. SASC's services to the Fund hereunder are not to be deemed exclusive and SASC shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     5. National Life Services. National Life Insurance Company and its subsidiaries may furnish to SASC, in order to better enable it to fulfill its obligations hereunder, office space, personnel and other services as are requested by SASC, in all cases for a reasonable charge. SASC will present the details of any such arrangements to the Trustees of the Fund.

     6. Compensation.

     (a) As compensation for the services to be rendered under section 2 hereunder, the Fund will pay to SASC, in twelve equal monthly installments due on the first day of each month for the preceding month, an annual fee (pro-rated in the case of the partial 1993 fiscal year) for the fiscal years of the Fund ending November 30, 1993 and 1994 of $84,000. For fiscal years starting December 1, 1994 and thereafter, the annual fee for the services provided under section 2 hereof shall be subject to increases in percentage amounts not in excess of the percentage increase, if any, in the Consumer Price Index, All Urban Consumers, for the Boston region, as published by the United States Department of Labor for the most recent twelve months for which data are available as of the final Trustees meeting in a fiscal year, or, if such figure is not available, a similar measure of general inflation as may be agreed upon between SASC and the Trustees of the Fund. The amounts of any increases provided for in the preceding sentence shall be subject to the specific approval of the disinterested Trustees of the Fund.

     (b) SASC's annual fee for the services provided under section 3 above shall be $37,000, plus an amount equal to an annual rate of $15 per shareholder account in excess of 1500 as of the first day of the month preceding the installment due date. For the fiscal year beginning December 1, 1994, and subsequent fiscal years, the base fee of $37,000 shall be subject to increase by an amount not in excess of the percentage increase in the Consumer Price Index, All Urban Consumers, Boston region, as published by the United States Department of Labor for the most recent twelve months for which data are available at the time of the last Trustees meeting in a fiscal year, or if such figure is not available, a similar measure of general inflation as may be agreed upon by SASC and the Trustees of the Fund. The amounts of any increases pursuant to the immediately preceding sentence shall be subject to specific approval of the disinterested Trustees of the Fund. In addition, for all periods the Fund shall reimburse SASC for all out-of-pocket expenses incurred by SASC for expenses such as postage, forms, envelopes, insurance, and other similar items. The Fund shall in addition be obligated to pay to DST Systems, Inc., its affiliate Investors Fiduciary Trust Company, or other entity providing remote access to its transfer agency systems, the fees charged by such entity for making its systems available, and the out-of-pocket expenses such remote access provider charges, in addition to the fees to SASC set forth in this section 6(b).

     7. Indemnities. SASC, in performing its obligations under this Agreement, shall incur no liability for any actions taken or omitted in good faith and without negligence and the Fund shall indemnify and hold harmless SASC and its officers, Trustees and employees from any and all loss, liability and expense, including any legal expenses, arising out of SASC's performance under this Agreement other than that resulting from SASC's negligence. SASC shall indemnify and hold harmless the Fund and its Trustees, officers and employees from any and all loss liability and expense, including any legal expenses, arising out of SASC's negligence or willful misconduct in the performance of its duties under this Agreement.

     8. Ownership of Records. SASC acknowledges that all records maintained for the Fund hereunder are the sole and exclusive property of the Fund, and upon termination of this Agreement for any reason SASC will promptly segregate such records and deliver them to the Fund.

     9. Affiliations of SASC. It is understood that the trustees and officers of the Fund may be directors or officers of SASC or an entity under common control, including National Life Insurance Company, Provident Mutual Life Insurance Company of Philadelphia, or any affiliate of either, or otherwise be interested in SASC, and that the existence of such dual interest shall not affect the validity of this Agreement or any transactions hereunder.

     10. Renewal or Termination. This agreement shall be in effect until November 30, 1993, and shall continue thereafter from year to year, subject to prior termination as provided herein, but only so long as its continuance shall be approved specifically at least annually by the Trustees of the Fund, including specific approval (i) by a majority of the Trustees who are not interested persons of a party to this Agreement (other than as Trustees of the Fund) by votes cast in person at a meeting specifically called for such purpose (a "Trustee Vote") or (ii) by a vote of a majority of the issued and outstanding voting securities of the Fund and a Trustee Vote. This Agreement may at any time be terminated by the Fund on sixty days' written notice to SASC either by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment. SASC may terminate this Agreement on sixty days' written notice to the Fund. Any termination hereunder shall be without the payment of any penalty.

     11. Miscellaneous. This Agreement shall be subject to all applicable provisions of law, including in particular, but without limitation, the Act. To the extent that any provisions herein conflict with any applicable provision of law, the latter shall control. This Agreement shall be construed in accordance with, and governed by, the laws of the state of Vermont. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may be amended only by an instrument in writing duly executed and delivered by each party hereto, and such instrument must be approved by (i) an affirmative vote of a majority of the outstanding voting securities of the Fund and (ii) by a Trustee Vote.


         IN WITNESS WHEREOF, the Fund and SASC have executed this Agreement as of the day and year first above written.

                                        SENTINEL PENNSYLVANIA TAX-FREE TRUST



                                        By  /s/Kenistson P. Merrill
                                          -------------------------
                                               Keniston P. Merrill
                                               Chairman

                                        SENTINEL ADMINISTRATIVE SERVICE COMPANY



                                        By  /s/Joseph M. Rob
                                          ------------------
                                               Joseph M. Rob
                                               Chairman


                                                                   Exhibit (i)

                                            March 30, 1994


Sentinel Pennsylvania Tax-Free Trust
National Life Drive
Montpelier, Vermont  05604


Dear Sir or Madam:

         This opinion is furnished in connection with the registration by Sentinel Pennsylvania Tax-Free Trust, a Pennsylvania common law trust (the "Trust"), of 241,549 shares of beneficial interest, par value $.01 per share (the "Shares"), under the Securities Act of 1933, as amended, pursuant to a registration statement on Form N-1A (File No. 33-7664), as amended (the "Registration Statement").

         As counsel for the Trust, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined such documents as we have deemed appropriate for the purpose of this opinion.

         Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner referred to in the Registration Statement, for consideration not less than the par value thereof, will be legally issued, fully paid and nonassessable shares of beneficial interest of the Trust. In rendering this opinion, we have relied as to matters of Pennsylvania law upon an opinion of Stradley, Ronon, Stevens & Young, rendered to the Trust.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus and statement of additional information constituting parts thereof.

                                            Very truly yours,


                                            Brown & Wood LLP



                                                                   Exhibit (j)




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 19 to the registration statement on Form N-1A of our report dated December 30 1999, relating to the financial statements and financial highlights which appears in the November 30, 1999 Annual Report to Shareholders of Sentinel Pennsylvania Tax-Free Trust, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the prospectus and under the heading "General Information" in the Statement of Additional Information.



/s/ PricewaterhouseCoopers LLP
----------------------------------
PricewaterhouseCoopers LLP
New York, NY
March 30, 2000


                                                                   Exhibit (p)


                          SENTINEL GROUP FUNDS, INC.

                                CODE OF ETHICS


                      As Amended Through August 20, 1999


Policy Statement

No director, officer or employee of Sentinel Group Funds, Inc. (the "Company") shall have any position with, or a substantial interest in, any other business enterprise operated for a profit, the existence of which would conflict, or might conflict, with the proper performance of his/her duties or responsibilities to the Company or which might tend to affect his/her independence of judgment with respect to transactions between the Company or its investment adviser (Sentinel Advisors, Inc.) and such other business enterprise, without prior full and complete disclosure thereof. Each director, officer or employee who has such a conflicting, or possibly conflicting, interest with respect to any transaction which he/she knows is under consideration by the Company, or its investment adviser, or any affiliate thereof, is required to make timely disclosure thereof so that it may be part of the Company's consideration of the transaction. Rules of Conduct

     In order to implement the foregoing Policy Statement but without limiting its intent, the following Rules are adopted:


     1. No director, officer or employee should accept gifts, gratuities or favors of any kind from any person, firm or corporation doing business, or having the potential to do business, with the Company or its investment advisor under any circumstances from which it could be reasonably inferred that the purpose of the gift, gratuity or favor could be to influence the director, officer or employee in the conduct of the Company or affiliated transactions with the donor; provided, however, that this section shall not be interpreted to prohibit (I) allowing business contacts to pay for meals which an officer or employee attends, or (ii) gifts of items with a value not exceeding $100.


     2. Bribes, kickbacks, and other illegal payments to or from any individual with whom the Company does business or hopes to do business, in any form, for any purpose, are absolutely prohibited.

     3. The accuracy and completeness of account entries and classifications are to be strictly maintained at all times. Entries must be made in such a manner that their nature is clearly discernible to management and to the Company's independent auditors.

     4. No officer or employee of the Company shall be a director, officer, associate, partner, agent or employee of any other business enterprise, or shall have any financial interest in any other financial institution, or in any firm with whom the Company or any affiliate does business, without first having secured written permission from the President or the Chairman of the Board.

     5. No director, officer or employee of the Company who receives information on investment matters shall, either directly or indirectly (a) purchase or sell securities where any such purchase or sale is based on information obtained by reason of his/her official position in the Company, unless he/she shall have first secured written permission to make such purchase or sale from the President or the Chairman of the Board, nor (b) invest in any real property in which he knows that the Company or any affiliate has, or is considering any investment or a tenancy, or in any real property, the value of which may be affected by any action of the Company of which he has special knowledge. Notwithstanding the foregoing provisions of 5(a) above purchases or sales of 1,000 or less share order of companies whose securities are listed on a registered exchange or quoted daily on NASDAQ shall not be deemed prohibited hereunder.

     6. Any officer or employee of the Company concerned with investment activities, who has any investment, either directly indirectly, in any corporation or business enterprise which has a direct placement with the Company, or is under consideration for a direct placement by the Company, or which is under consideration for acquisition by the Company or any affiliate, must make full disclosure of the circumstances of any investment held in such corporation or enterprise to the President or the Chairman of the Board.

     7. Directors, officers and employees of the Company shall treat information which they receive about the financial condition and business activities of enterprises being considered for investment as confidential.

     8. No director, officer or employee of the Company shall knowingly or intentionally trade, directly or indirectly, against the Company, or against any similar fund or funds managed by the Company's investment adviser in any of their respective securities or in any securities which they each may respectively purchase, hold or sell, or, knowingly or intentionally, enter into, advise or permit any security transaction inconsistent with the best interests of the Company or of any other fund or funds managed by the Company's investment adviser.


     9. Each officer or employee of the Company or its investment adviser shall file within ten days after the close of each calendar quarter, with counsel to the Company's investment advisor, a complete and accurate report of all transactions in securities of which he/she has knowledge, made by or for his/her account or any immediate member of his/her family or any trust, partnership, corporation, syndicate or account as to which he/she directly or indirectly, has control or has participation in investment policies; provided however, any such report may contain a statement that it shall not be construed as an admission that the person making such report has any direct or indirect beneficial ownership in the securities to which the report relates. Every such report shall contain the following information:


          (a) The date of the transaction and the title and amount of the security involved;

          (b) The nature of the transaction (i.e., purchase, sale or other acquisition or disposition);

          (c)  The price at which the transaction was effected; and

          (d) The name of the broker, dealer or bank with or through whom the transaction was effected.


     10. Officers and employees of the Company shall not under any circumstances acquire securities in an initial public offering.


     11. Officers and employees of the Company shall not invest in private placements except after having obtained the prior approval of the CEO of Sentinel Advisors Company, which approval will be granted only in exceptional circumstances in which it is clear that the investment opportunity is not appropriate for the Company's Funds or will not interfere with a Fund's participation in the investment, and is not being offered to the individual as a result of his or her position with the Company.

     12. Officers and employees of the Company shall not trade in any security on any day that the Company has a pending buy or sell order in the same security, or for seven days thereafter, unless the applicable Fund's portfolio manager has affirmatively advised the keeper of the restricted list that the Fund has completed its trading and that the security should be removed from the restricted list. Furthermore, the period during which trading in a security is prohibited hereunder will extend to a period seven days before a trade in such security by a Fund, if at the time of the personal trade the subsequent trade by a Fund has been identified as reasonably expected by that Fund's portfolio manager.


     13. Officers and employees of the Company shall not be permitted to take a profit from a purchase and sale, or sale and purchase, of the same securities within 60 calendar days. Any profits realized in violation of this restriction shall be disgorged to the Company.


     14. Transactions by officers and employees of the Company in securities which have total market capitaliziations of at least $25 billion, in options on such securities, or in options or futures on equity indexes, and which are, in the case individual stocks and options, in amounts of either 1000 shares or less or $50,000 or less, shall be exempt from the requirements of paragraphs 12 and 13 above. However, such transactions must still be pre-cleared as provided in paragraph 16, so as to ensure that the Company is not in possession of material non-public information about the issuer of the security, before the transaction may be effected.

     15. Officers and employees of the Company shall not serve on boards of directors of publicly held companies, in the absence of prior approval from the Chairman based on a finding that the board service is in the best interests of the Company.

     16. The Company's investment advisor should have in place at all times procedures under which (a) all securities transactions by its personnel are pre-cleared, (b) the advisor's personnel are required to direct their broker to send duplicate copies of confirmations of securities trades to a designated compliance official of the advisor; (c) trades executed after pre-clearance is given are monitored, (d) personal holdings of personnel, not including mutual funds and government securities, are reported annually by all of its personnel (such reports may be kept sealed and opened only where there is good reason to investigate an individual's trading activity), and (e) its personnel annually certify compliance with the advisor's procedures listed above and its Code of Ethics.


     In order to help ensure that all such reports are timely filed, the designated individual will distribute the report forms at least five business days prior to the end of a quarter, with a reminder that the forms are required by law to be submitted to him/her within 10 days after the end of the quarter. In addition, the designated individual shall, on a date not later than seven days after the end of a quarter, determine whether any reports have not yet been submitted, and shall follow up orally with any such person to ensure that his or her report is timely filed. All such reports shall be reviewed by the Chairman who shall indicate in writing on each form that it has been reviewed by him.


Definitions

     As used herein, the following definitions shall apply:

     1. "Substantial interest" shall mean (a) beneficial ownership of 1% or more of the voting stock of any public corporation; (b) an interest valued at more than $5,000 or an ownership of more than 10% in a closely held corporation; or (c) any interest for gain or profit in any other business or profession which to his knowledge the Company invests in, purchases from or sells to, other than in marketable securities.

     2. "Purchase of sale of a security" includes the writing of an option to purchase or sell a security.

     3. "Security" means any security of a class of securities (other than bonds or other debt obligations) of an issuer (other than the Company, the Government of the United States or an instrumentality of the Government) or any security convertible into a security of that class or any option to purchase or sell such security.

     4. "Security held or to be acquired" by the Company means any security as defined above which is being, or within the past thirty days has been (a) held by the Company; or (b) considered by the Company or its investment adviser for purchase by the Company.



     If you should at any time have any questions as to the application of the above, please consult with independent counsel to the Company or Counsel to Sentinel Advisors Company









                               ****************